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                                                                   EXHIBIT 10.14


                     THE PRINCIPAL FINANCIAL GROUP PROTOTYPE
                               BASIC SAVINGS PLAN













                                 IRS SERIAL NO.:
                       BASIC PLAN NO.: 03 TO BE USED WITH
                      ADOPTION AGREEMENT PLAN NOS.: 001-002

                                    APPROVED:
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                                TABLE OF CONTENTS

INTRODUCTION

ARTICLE I  -  FORMAT AND DEFINITIONS

         Section        1.01   -   Format
         Section        1.02   -   Definitions

ARTICLE II  -  MEMBERSHIP

         Section        2.01   -   Active Membership
         Section        2.02   -   Ceasing Active Membership
         Section        2.03   -   Adopting Employers - Separate Plans
         Section        2.04   -   Adopting Employers - Single Plan

ARTICLE III  -  CONTRIBUTIONS

         Section        3.01   -   Employer Contributions
         Section        3.02   -   Voluntary Contributions by Members
         Section        3.03   -   Rollover Contributions
         Section        3.04   -   Forfeitures and Restoration
         Section        3.05   -   Allocation
         Section        3.06   -   Contribution Limitation
         Section        3.07   -   Excess Amounts

ARTICLE IV  -  INVESTMENT OF CONTRIBUTIONS

         Section        4.01   -   Investment of Contributions
         Section        4.02   -   Purchase of Insurance
         Section        4.03   -   Transfer of Ownership
         Section        4.04   -   Termination of Insurance

ARTICLE V  -  BENEFITS

         Section        5.01   -   Retirement Benefits
         Section        5.02   -   Death Benefits
         Section        5.03   -   Vested Benefits
         Section        5.04   -   When Benefits Start
         Section        5.05   -   Withdrawal Benefits
         Section        5.06   -   Loans to Members

ARTICLE VI  -  DISTRIBUTION OF BENEFITS

         Section        6.01   -   Automatic Forms of Distribution

         Section        6.02   -   Optional Forms of Distribution and
                                   Distribution Requirements
         Section        6.03   -   Election Procedures

TABLE OF CONTENTS

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         Section        6.04   -   Notice Requirements
         Section        6.05 -     Transitional Rules

ARTICLE VII  -  TERMINATION OF PLAN

ARTICLE VIII  -  ADMINISTRATION OF PLAN

         Section        8.01   -   Administration
         Section        8.02   -   Records
         Section        8.03   -   Information Available
         Section        8.04   -   Claim and Appeal Procedures
         Section        8.05   -   Unclaimed Vested Account Procedures
         Section        8.06   -   Delegation of Authority

ARTICLE VIIIA - TRUST PROVISIONS

         Section       8A.01   -   The Trust and Trust Fund
         Section       8A.02   -   The Trustee
         Section       8A.03   -   Duties of Trustee
         Section       8A.04   -   Powers of Trustee
         Section       8A.05   -   Expenses
         Section       8A.06   -   Accounting

ARTICLE IX  -  GENERAL PROVISIONS

         Section        9.01   -   Amendments
         Section        9.02   -   Mergers and Direct Transfers
         Section        9.03   -   Provisions Relating to the Insurer and Other
                                   Parties
         Section        9.04   -   Employment Status
         Section        9.05   -   Rights to Plan Assets
         Section        9.06   -   Beneficiary
         Section        9.07   -   Nonalienation of Benefits
         Section        9.08   -   Facility of Payment
         Section        9.09   -   Construction
         Section        9.10   -   Legal Actions
         Section        9.11   -   Small Amounts
         Section        9.12   -   Word Usage
         Section        9.13   -   Transfers Between Plans
         Section        9.14   -   Partnership or Sole Proprietorship
         Section        9.15   -   Qualification of Plan

ARTICLE X  -  TOP-HEAVY PLAN REQUIREMENTS

         Section      10.01    -   Application
         Section      10.02    -   Definitions
         Section      10.03    -   Modification of Vesting Requirements
         Section      10.04    -   Modification of Contributions
         Section      10.05    -   Modification of Contribution Limitation



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TABLE OF CONTENTS
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                                  INTRODUCTION

The provisions of this Plan apply as of the date specified in Item A or such other dates as may be specified in this Plan with the following exceptions:

1. The provisions included to comply with the technical corrections to the Deficit Reduction Act and the Retirement Equity Act (REA) contained in the Tax Reform Act of 1986 are effective as if included in the respective bills to which the corrections apply.

2. The provisions included to comply with the provisions of the Tax Reform Act of 1986 other than the technical corrections to DEFRA and REA are effective as of the dates specified in the law.

3. The provisions included to comply with the provisions of the Omnibus Budget Reconciliation Act of 1986 (OBRA 86) are effective as of the dates specified in the law.

4. The provisions included to comply with the provisions of the Omnibus Budget Reconciliation Act of 1987 (OBRA 87) are effective as of the dates specified in the law.

5. The provisions included to comply with the final regulations on optional forms of benefit issued July 11, 1988, are effective as of the effective date prescribed by such regulations.

6. The provisions included to comply with the final REA regulations issued August 22, 1988, are effective as of the effective date prescribed by such regulations.

7. The provisions included to comply with the provisions of the Technical and Miscellaneous Revenue Act of 1988 are effective as of the dates specified in the law.

8. The provisions included to comply with the final regulations on loans issued July 20, 1989, are effective as of the effective date prescribed by such regulations.



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INTRODUCTION

ARTICLE I
FORMAT AND DEFINITIONS


SECTION 1.01 - FORMAT.

Our retirement plan is set out in this document, the attached Adoption Agreement which we signed, and any amendments to these documents.

Words and phrases defined in Section 1.02 shall have that defined meaning when used in this Plan, unless the context clearly indicates otherwise. These words and phrases have initial capital letters to aid in identifying them as defined terms. References to "Section" are references to parts of this document; references to "Item" are references to parts of the Adoption Agreement.

Some of the defined terms and phrases in Section 1.02 and some of the provisions contained in the following articles do not apply to our Plan and shall have no meaning when used in our Plan. The provisions of the attached Adoption Agreement shall determine whether or not the terms apply.

SECTION 1.02 - DEFINITIONS.

ACCOUNT means a Member's share of the Investment Fund plus the cash value of any insurance coverage on his life under this Plan. Separate accounting records shall be kept for those parts of the Member's Account resulting from the following:

(a)      Required Contributions, if any.

(b)      Nondeductible Voluntary Contributions, if any.

(c)      Deductible Voluntary Contributions, if any.

(d)      Rollover Contributions, if any.

(e)      Elective Deferral Contributions.

(f)      Qualified Matching Contributions.

(g)      Matching Contributions that are not Qualified Matching Contributions.

(h)      Qualified Nonelective Contributions.

(i)      All other Employer Contributions.

         If the Member's Vesting Percentage is less than 100% as to any of these Contributions, a separate accounting record will be kept for any part of his Account resulting from such

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ARTICLE I

         Contributions and, if there has been a prior Forfeiture Date, from such Contributions made before a prior Forfeiture Date.

The Account shall be reduced by any distribution of the Member's Vested Account and by any Forfeitures. The Account shall participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund. The Account is subject to any minimum guarantees applicable under the Annuity Contract or other investment arrangement.

ACCRUAL SERVICE PERIOD means the period defined in Item Q of the Adoption Agreement - Plus.

ACTIVE MEMBER means an Eligible Employee who is actively participating in the Plan according to the provisions of Section 2.01.

ADDITIONAL CONTRIBUTIONS means additional contributions we make to fund this Plan. (See Item P and Section 3.01.)

ADJUSTMENT FACTOR means the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

ADOPTING EMPLOYER means an employer controlled by or affiliated with us and listed in Item Z of the Adoption Agreement - Plus. If the Adoption Agreement - Plus is not used, all members of the Controlled Group and the Affiliated Service Group, whether or not listed in Item Y, shall be Adopting Employers participating in a single plan.

ADOPTION AGREEMENT means the attached document which contains our selections and specifications for our Plan.

AFFILIATED SERVICE GROUP means any group of corporations, partnerships or other organizations of which we are a part and which is affiliated within the meaning of Code Section 414(m) and regulations thereunder. Such a group includes at least two organizations one of which is either a service organization (that is, an organization the principal business of which is performing services), or an organization the principal business of which is performing management functions on a regular and continuing basis. Such service is of a type historically performed by employees. In the case of a management organization, the Affiliated Service Group shall include organizations related, within the meaning of Code
Section 144(a)(3), to either the management organization or the organization for which it performs management functions. The term Controlled Group, as it is used in our Plan, shall include the term Affiliated Service Group.

ANNUAL PAY means the Employee's annual pay as defined in Item M.

ANNUITY CONTRACT means the annuity contract or contracts into which the Trustee enters (into which we enter, if our Plan is not trusteed) with the Insurer for the investment of Contributions and the payment of benefits under this Plan. The term Annuity Contract as it is used in this Plan shall include the plural unless the context clearly indicates the singular is meant.


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ARTICLE I

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ANNUITY STARTING DATE means, for a Member,

         (a) the first day of the first period for which an amount is payable as an annuity, or

         (b) in the case of a benefit not payable in the form of an annuity, the first day on which all the events have occurred which entitle the Member to such benefit.

BENEFICIARY means the person or persons named by a Member to receive any benefits under the Plan when the Member dies. (See Section 9.06.)

CLAIMANT means any person who makes a claim for benefits under this Plan. (See
Section 8.04.)

CODE means the Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT means an individual named by a Member to receive a lifetime benefit according to a survivorship life annuity after the Member dies.

CONTRIBUTIONS means Elective Deferral, Additional, Discretionary, Matching, Qualified Nonelective, Voluntary and Rollover Contributions, and Required Contributions made under the Prior Plan, unless the context clearly indicates only one is, or certain of these are, meant.

CONTROLLED GROUP means any group of corporations, trades or businesses of which we are a part that are under common control. A Controlled Group includes any group of corporations, trades or businesses, whether or not incorporated, which is either a parent-subsidiary group, a brother-sister group or a combined group within the meaning of Code Section 414(b), Code Section 414(c) and regulations thereunder and, for the purpose of determining contribution limitations under
Section 3.06, as modified by Code Section 415(h) and, for the purpose of identifying Leased Employees, as modified by Code Section 144(a)(3).

The term Controlled Group, as it is used in our Plan, shall include the term Affiliated Service Group.

DISCRETIONARY CONTRIBUTIONS means discretionary contributions we make to fund this Plan. (See Item P and Section 3.01.)

EARLY RETIREMENT DATE means the date a Member selects for beginning his early retirement benefit. Early retirement benefits may begin whether the Member met the age requirement, if any, before or after ceasing to be an Employee. (See
Item X.)

EFFECTIVE DATE means the date in Item D.

ELECTIVE DEFERRAL CONTRIBUTIONS means Contributions we make to fund this Plan in accordance with elective deferral agreements between Eligible Employees and us. Elective deferral agreements shall be made, changed, or terminated according to procedures and limitations set up by the Plan Administrator. The elective deferral agreement must be in writing and completed


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ARTICLE I
before the beginning of the pay period in which Elective Deferral Contributions are to begin. (See Item N and Section 3.01.)

A Member's Account resulting from Elective Deferral Contributions may not be distributed before the Member's separation from service, death, the date the Member becomes Totally Disabled, before the events described in the last paragraph of Section 5.04, or before termination of the Plan as described in
Article VII. Elective Deferrals (but no earnings credited after December 31,
1988) may be withdrawn in the case of hardship if Item W(2) is selected.

ELIGIBLE EMPLOYEE means an Employee who meets the requirements specified in Item J.

EMPLOYEE means an individual who is employed by us or any other employer required to be aggregated with us under Code Sections 414(b), (c), (m) or (o). A Controlled Group member is required to be aggregated with us.

The term Employee shall also include any Leased Employee deemed to be an employee of any employer described in the preceding paragraph as provided in Code Sections 414(n) or 414(o).

EMPLOYER means the Employer named in Item B and any successor corporation, trade or business which will, by written agreement, assume the obligations of this Plan or any Predecessor which maintained this Plan. The terms we, us, and ours as they are used in this Plan refer to the Employer.

EMPLOYER CONTRIBUTIONS means the Contributions made by us to fund the Plan. (See
Section 3.01.)

ENTRY BREAK means, when the elapsed time method is used, a one-year Period of Severance beginning on an Employee's Severance Date. An Employee incurs an Entry Break on the last day of a one-year Period of Severance.

When the hours method is used, Entry Break is defined in Item K. However, if the Adoption Agreement - Plus is not used, Entry Break means an Entry Service Period in which an Employee does not have more than one-half of the Hours of Service required in Item K for a year of Entry Service. An Employee incurs an Entry Break on the last day of the Entry Service Period in which he has an Entry Break.

ENTRY DATE means the date an Employee first enters the Plan as an Active Member. (See Item L and Section 2.01.)

ENTRY SERVICE means an Employee's service as defined in Item K. Entry Service shall include service with a Controlled Group member while we are both members of the Controlled Group.

Entry Service shall include a Period of Military Duty. If the elapsed time method is used, the entire Period of Military Duty shall be included to the extent it has not already been counted as Entry Service. If the hours method is used, an Hour of Service shall be credited (without regard to the 501 Hours of Service limitation) for each hour the Employee would normally have been


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ARTICLE I
scheduled to work for us during such Period of Military Duty to the extent such hour has not already been counted for purposes of Entry Service.

If the elapsed time method is used and an Employee has more than one countable Period of Service, Entry Service shall be determined by adjusting his Hire Date so that the Employee has one continuous period of Entry Service equal to the total of all his countable Periods of Service. This period of Entry Service shall be expressed as whole years (on the basis that 365 days equal one year) and days.

If the elapsed time method is used, Entry Service shall include a Period of Severance (service spanning rule) if

(a) the Period of Severance immediately follows a period during which an Employee is not absent from work and ends within twelve months, or

(b) the Period of Severance immediately follows a period during which an Employee is absent from work for any reason other than quitting, being discharged, or retiring (such as a leave of absence or layoff) and ends within twelve months of the date he was first absent.

If the hours method is used and the Entry Service Period shifts to the Plan Year, an Employee will be credited with two years of Entry Service if he has the Hours of Service required for a year of Entry Service in both his first and second Entry Service Periods.

If the method of crediting Entry Service changes, the provisions of Section 9.13 shall apply.

ENTRY SERVICE PERIOD means the period defined in Item K. However, if the Adoption Agreement - Plus is not used, Entry Service Period means a 12-consecutive month period beginning on an Employee's Hire Date and each following 12-consecutive month period beginning on an anniversary of that Hire Date. If an Employee has a Rehire Date, a new Entry Service Period shall begin on that date in the same manner as if it were a Hire Date.

ERISA means the Employee Retirement Income Security Act of 1974.

FAMILY MEMBER means an individual described in Code Section 414(q)(6)(B). FISCAL YEAR means our taxable year. (See Item F.)

FORFEITURE means the part, if any, of a Member's Account which is forfeited. (See Section 3.04.)

FORFEITURE DATE means, as to a Member, the date the Member incurs five consecutive Vesting Breaks. Before the first Yearly Date in 1985, the Forfeiture Date is the date the Member incurs a Vesting Break.

HIGHLY COMPENSATED EMPLOYEE means a highly compensated active Employee or a highly compensated former Employee.


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ARTICLE I

A highly compensated active Employee means any Employee who performs service for us during the determination year and who, during the look-back year:

(a) received compensation from us in excess of $75,000 (as adjusted pursuant to Code Section 415(d));

(b) received compensation from us in excess of $50,000 (as adjusted pursuant to Code Section 415(d)) and was a member of the top-paid group for such year; or

(c) was an officer of ours and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under Code Section 415(b)(1)(A).

The term Highly Compensated Employee also means:

(d) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most compensation from us during the determination year; and

(e) Employees who are 5 percent owners at any time during the look-back year or determination year.

If no officer has satisfied the compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

A highly compensated former Employee means any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for us during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

If an Employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of compensation paid by us during such year, then the family member and the 5 percent owner or top-ten highly compensated Employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated Employee. For purposes of this definition, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.


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ARTICLE I

The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Code Section 414(q) and the regulations thereunder.

HIRE DATE means the date an Employee first performs an Hour of Service.

HOUR OF SERVICE means, for the elapsed time method of crediting service in this Plan, each hour for which an Employee is paid, or entitled to payment, for performing duties for us. Hour of Service means, for the hours method of crediting service in this Plan, the following:

(a) Each hour for which an Employee is paid, or entitled to payment, for performing duties for us during the applicable service period.

(b) Each hour for which an Employee is paid, or entitled to payment, by us on account of a period of time in which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. Notwithstanding the preceding provisions of this subparagraph (b) no credit shall be given to the Employee

         (1) for more than 501 Hours of Service under this subparagraph (b) on account of any single continuous period in which the Employee performs no duties (whether or not such period occurs in a single service period); or

         (2) for an Hour of Service for which the Employee is directly or indirectly paid, or entitled to payment, on account of a period in which no duties are performed if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's or workmen's compensation, or unemployment compensation or disability insurance laws; or

         (3) for an Hour of Service for a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

For purpose of this subparagraph (b), a payment shall be deemed to be made by or due from us regardless of whether such payment is made by or due from us directly or indirectly through, among others, a trust fund or insurer, to which we contribute or pay premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate.

(c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by us. The same Hour of Service shall not be credited under both this subparagraph (c) and under either subparagraph (a) or (b) above. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subparagraph (b) above shall be subject to the limitations set forth in that subparagraph.


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ARTICLE I

The crediting of Hours of Service above shall be applied under the rules of paragraphs (b) and (c) of the Department of Labor Regulation 2530.200b-2 (including any interpretations or opinions implementing said rules); which rules, by this reference, are specifically incorporated in full within this Plan. The reference to paragraph (b) applies to the special rule for determining hours of service for reasons other than the performance of duties such as payments calculated (or not calculated) on the basis of units of time and the rule against double credit. The reference to paragraph (c) applies to the crediting of hours of service to service periods.

Hours of Service shall be credited for employment with any other employer required to be aggregated with us under Code Section 414(b), (c), (m) or (o) and the regulations thereunder for purposes of entry, vesting and, when the Adoption Agreement - Plus is not used, for purposes of determining eligibility for contributions. Hours of Service shall also be credited for any individual who is considered an employee for purposes of this Plan pursuant to Code Section 414(n) or Code Section 414(o) and the regulations thereunder.

Solely for purposes of determining whether a one-year break in service has occurred for entry or vesting purposes, during a Parental Absence an Employee shall be credited with the Hours of Service which would otherwise have been credited to the Employee but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. The Hours of Service credited under this paragraph shall be credited in the service period in which the absence begins if the crediting is necessary to prevent a break in service in that period; or in all other cases, in the following service period.

INACTIVE MEMBER means a former Active Member who has an Account. (See Section 2.02.)

INSURANCE POLICY means, for trusteed plans, the life insurance policy or policies issued by the Insurer as provided in Item T and Article IV. The term Insurance Policy as it is used in this Plan is deemed to include the plural unless the context clearly indicates the singular is meant.

INSURER means Principal Mutual Life Insurance Company and, if our Plan is trusteed, any other insurance company or companies named by the Trustee.

INTEGRATION LEVEL means the Integration Level defined in Item P. If a Member also participates in a Controlled Group member's plan which uses an integration level to determine the allocation or amount of contributions, his Integration Level shall be adjusted based upon the ratio of the Member's Pay from us to his total pay from us and the Controlled Group member.

INVESTMENT FUND means that part of the Plan assets held under the Trust, excluding the cash values of any Insurance Policy. (See Article VIIIA.)

If our Plan is not trusteed, Investment Fund means the total assets held under the Annuity Contract which result from Contributions made under our Plan. The Investment Fund shall be valued at current fair market value as of the last day of the last calendar month ending in the Plan Year and, at the discretion of the Insurer, may be valued more frequently. The valuation shall take into consideration investment earnings credited, expenses charged, payments made, and changes in the values of the assets held in the fund.


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ARTICLE I

The Investment Fund shall be allocated at all times to Members. The Account of a Member shall be credited with its share of the gains and losses of the Investment Fund. That part of a Member's Account invested in a funding arrangement which establishes an account or accounts for such Member thereunder shall be credited with the gain or loss from such account or accounts. That part of a Member's Account which is invested in other funding arrangements shall be credited with a proportionate share of the gain or loss of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of the part of the Member's Account invested in such funding arrangement to the total of the Investment Fund invested in such funding arrangement.

INVESTMENT MANAGER means any fiduciary (other than a Trustee or Named Fiduciary)

(a) who has the power to manage, acquire, or dispose of any assets of the plan;

(b) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940, or (2) is a bank, as defined in the Investment Advisers Act of 1940, or (3) is an insurance company qualified to perform services described in subparagraph (a) above under the laws of more than one state; and

(c) who has acknowledged in writing being a fiduciary with respect to the Plan.

ITEM means the specified item in the Adoption Agreement we signed.

LATE RETIREMENT DATE means the earliest first day of any month which is after a Member's Normal Retirement Date and on which retirement benefits begin. If a Member continues to work for us after Normal Retirement Date, his Late Retirement Date shall be the first day of the month on or after he ceases to be an Employee. An earlier or a later Retirement Date may apply if the Member so elects. An earlier Retirement Date may apply if the Member is 70 1/2. (See
Section 5.04.)

LEASED EMPLOYEE means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(a)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to service performed for the recipient employer shall be treated as provided by the recipient employer.

A Leased Employee shall not be considered an employee of the recipient if:

         (a) such employee is covered by a money purchase pension plan providing (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross


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ARTICLE I
                  income under Code Sections 125, 402(a)(8), 402(h) or 403(b),
                  (2) immediate participation, and (3)full and immediate vesting and

(b) Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

LOAN ADMINISTRATOR means the person or positions named in Item T(b)(iii).

MATCHING CONTRIBUTIONS means matching contributions we make to fund this Plan. (See Item O and Section 3.01.)

MAXIMUM Integration Rate means the Maximum Integration Rate defined in Item P. Member means either an Active Member or an Inactive Member.

MEMBER CONTRIBUTIONS means Voluntary Contributions and Required Contributions made under the Prior Plan, if any, unless the context clearly indicates only one is meant.

MONTHLY DATE means the Yearly Date and the same day of each following month during the Plan Year which begins on that Yearly Date.

NAMED FIDUCIARY means the person named in Item G.

NET PROFITS means our current or accumulated net earnings, determined according to generally accepted accounting practices, before any Contributions made by us under this Plan and before any deduction for Federal or state income tax, dividends on our stock, and capital gains or losses. If we are a nonprofit organization under Code Section 501(c)(3), Net Profits means excess revenues (excess of receipts over expenditures).

NONHIGHLY COMPENSATED EMPLOYEE means an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

NONVESTED ACCOUNT means the excess, if any, of a Member's Account over his Vested Account.

NORMAL FORM means a single life annuity with installment refund.

NORMAL RETIREMENT AGE means, for a Member, the age defined in Item X.

NORMAL RETIREMENT DATE means the earliest first day of the month on or after a Member reaches Normal Retirement Age. Retirement benefits shall begin on Normal Retirement Date if the Member is not an Employee, has a Vested Account, and has not elected to have retirement benefits begin later. However, retirement benefits shall not begin before the later of age 62 or Normal Retirement Age unless the qualified election procedures of Article VI are met. Even if the Member is an Employee on his Normal Retirement Date, he may choose to have retirement benefits begin on such date. An earlier Retirement Date may apply if the Member is 70 1/2. (See Section 5.04.)

ARTICLE I

PARENTAL ABSENCE means an Employee's absence from work which begins on or after the first Yearly Date after December 31, 1984

(a)      by reason of pregnancy of the Employee,

(b)      by reason of birth of a child of the Employee,

(c) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee, or

(d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

PAY means the pay defined in Item M. For any Plan Year beginning after December 31, 1988, only the first $200,000 (multiplied by the Adjustment Factor) of the Member's Pay shall be taken into account under the Plan. In determining the Pay of a Member for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Member and any lineal descendants of the Member who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Pay up to the Integration Level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individual's Pay as determined under this definition prior to the application of this limitation.

Pay means, for a Leased Employee, Pay for the services the Leased Employee performs for us, determined in the same manner as the Pay of Employees who are not Leased Employees, regardless of whether such Pay is received directly from us or from the leasing organization.

PAY YEAR means the period defined in Item M of the Adoption Agreement - Plus.

PERIOD OF MILITARY DUTY means, for an Employee

(a)      who served as a member of the armed forces of the United States, and

(b) who was reemployed by us at a time when the Employee had a right to reemployment in accordance with seniority rights as protected under
         Section 2021 through 2026 of Title 38 of the United States Code,

the period of time from the date the Employee was first absent from work for us because of such military duty to the date the Employee was reemployed.

PERIOD OF SERVICE means a period of time beginning on an Employee's Hire or Rehire Date, whichever applies, and ending on his Severance Date.

PERIOD OF SEVERANCE means a period beginning on an Employee's Severance Date and ending on the date he again performs an Hour of Service.

ARTICLE I

A one-year Period of Severance means a Period of Severance of 12 consecutive months.

Solely for purposes of determining whether a one-year Period of Severance has occurred for entry or vesting purposes, the 12-consecutive month period beginning on the first anniversary of the first date of a Parental Absence shall not be a one-year Period of Severance.

PLAN means our retirement plan set forth in the attached Adoption Agreement and this document, including any later amendments to them. If this Plan is trusteed, the term Plan shall include the term Trust, unless the context clearly indicates otherwise.

PLAN ADMINISTRATOR means the person named in Item H.

PLAN YEAR means a 12-consecutive month period beginning on a Yearly Date and ending on the day before the next Yearly Date. If the Yearly Date changes, the change will result in a short Plan Year. If a service period or the Pay Year is based on the Plan Year, corresponding years before the Effective Date shall be included.

PREDECESSOR means a Predecessor designated in Item I.

PRIOR PLAN means a retirement plan of ours or of a Predecessor which was qualifiable under Code Section 401(a), and of which this Plan is a restatement, as specified in the initial Adoption Agreement. If, because of a merger, consolidation or transfer of assets or liabilities, this Plan is a continuation of a plan which was qualifiable under Code Section 401(a), that plan shall be a Prior Plan. If, with the approval of any governmental agency to which it is subject, the assets of a terminated plan of ours which was qualified under Code
Section 401(a) are transferred to this Plan, that terminated plan shall be deemed to be the Prior Plan.

PRIOR PLAN ASSETS means the assets accumulated under the Prior Plan which have not been distributed and which are held under this Plan.

QUALIFIED JOINT AND SURVIVOR FORM means, for a Member who has a spouse, a survivorship life annuity with installment refund, where the Contingent Annuitant is the Member's spouse and the survivorship percentage is 50%. A former spouse will be treated as the spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). If a Member does not have a spouse, the Qualified Joint and Survivor Form means the Normal Form.

The amount of the benefit payable under the Qualified Joint and Survivor Form shall be the amount of benefit which may be provided by the Member's Vested Account.

QUALIFIED MATCHING CONTRIBUTIONS means Matching Contributions which are 100% vested when made and which (including investment gain) may not be distributed before the Member's separation from service, death, the date the Member becomes Totally Disabled, before the events described in the last paragraph of Section 5.04, or before termination of Plan as described in Article VII. Our Matching Contributions shall be Qualified Matching Contributions if so elected in Item O.

ARTICLE I

QUALIFIED NONELECTIVE CONTRIBUTIONS means Employer Contributions which are 100% vested when made and which (including investment gain) may not be distributed before the Member's separation from service, death, the date the Member becomes Totally Disabled, before the events described in the last paragraph of Section 5.04, or before termination of the Plan as described in Article VII. (See Item P of the Adoption Agreement - Plus and Section 3.01.)

QUALIFIED PRERETIREMENT SURVIVOR ANNUITY means a life annuity with installment refund payable to the surviving spouse of a Member who dies before his Annuity Starting Date. A former spouse will be treated as the surviving spouse to the extent provided under a qualified domestic relations order as described in Code
Section 414(p).

QUARTERLY DATE means each Yearly Date and the third, sixth and ninth Monthly Date after each Yearly Date which is within the same Plan Year.

REENTRY DATE means the date a former Active Member reenters the Plan. (See
Section 2.01.)

REHIRE DATE means the date an Employee first performs an Hour of Service following an Entry Break, when the hours method is used, or a Period of Severance, when the elapsed time method is used.

REQUIRED CONTRIBUTIONS means nondeductible contributions required from a Member in order to participate in the Prior Plan.

RESTATEMENT DATE means the date our retirement plan was last restated. (See Item A of the initial Adoption Agreement.)

RETIREMENT DATE means the date a retirement benefit will begin and is a Member's Early, Normal or Late Retirement Date, as the case may be.

ROLLOVER CONTRIBUTIONS means the Rollover Contributions which are made by or for a Member. (See Section 3.03.)

SEMI-YEARLY DATE means each Yearly Date and the sixth Monthly Date after each Yearly Date which is within the same Plan Year.

SEVERANCE DATE means the earlier of

(a)      the date on which an Employee quits, retires, dies or is discharged, or

(b) the first anniversary of the date an Employee begins a one-year absence from service (with or without pay). This absence may be the result of any combination of vacation, holiday, sickness, disability, leave of absence, or layoff.

Solely to determine whether a one-year Period of Severance has occurred for entry or vesting purposes for an Employee who is absent from service beyond the first anniversary of the first day of a Parental Absence, Severance Date is the second anniversary of the first day of the Parental

ARTICLE I

Absence. The period between the first and second anniversaries of the first day of the Parental Absence is not a Period of Service and is not a Period of Severance.

TAXABLE WAGE BASE means the maximum amount of earnings which may be considered wages for a year under Code Section 3121(a)(1).

TEFRA means the Tax Equity and Fiscal Responsibility Act of 1982.

TEFRA COMPLIANCE DATE means the date our Plan is to comply with the provisions of TEFRA. The TEFRA Compliance Date as used in this Plan is,

(a) for purposes of determining the Maximum Permissible Amount and contribution limitations of Section 3.06,

         (1) if this Plan was in effect on July 1, 1982, the first day of the first Limitation Year which begins after December 31, 1982, or

         (2) if this Plan was not in effect on July 1, 1982, the first day of the first Limitation Year which ends after July 1, 1982.

(b) for all other purposes, the first Yearly Date after December 31, 1983.

TOTALLY DISABLED means that a Member is disabled, as a result of sickness or injury, to the extent that he is prevented from engaging in any substantial gainful activity, and is eligible for and receives a disability benefit under Title II of the Federal Social Security Act.

If our Employees are not covered under Title II of the Federal Social Security Act, Totally Disabled means that a Member is disabled as a result of sickness or injury, to the extent that he is completely prevented from performing any work, engaging in any occupation for wage or profit and has been continuously disabled for six months. Initial written proof that the disability exists and has continued for at least six months must be furnished to the Plan Administrator by the Member within one year after the date the disability begins. The Plan Administrator, upon receipt of any notice of proof of a Participant's total disability, shall have the right and opportunity to have physician it designates examine the Member when and as often as it may reasonably require, but not more than once each year after the disability has continued uninterruptedly for at least two years beyond the date of furnishing the first proof.

TRUST means, for trusteed plans, the Agreement of Trust set out in Article
VIIIA.

TRUST FUND means, for trusteed plans, the total funds held under the Trust as provided in Article VIIIA.

TRUSTEE means, for trusteed plans, the party or parties named in Item T. The term Trustee as it is used in this Plan shall include the plural unless the context clearly indicates the singular is meant.


ARTICLE I                             -18-

VESTED ACCOUNT means, on any date, the vested part of a Member's Account (including the cash values of any insurance coverage on his life under this Plan). If the Member's Vesting Percentage is 100%, the Vested Account equals his Account. If the Member's Vesting Percentage is not 100%, the Vested Account equals the sum of (a) and (b) below:

(a) The part of the Member's Account resulting from vested Employer Contributions made before any prior Forfeiture Date, and from Member Contributions and Rollover Contributions. The Member is fully (100%) vested in this part of his Account.

(b) The balance of the Member's Account in excess of the amount in (a) above multiplied by his Vesting Percentage.

         If the Member has withdrawn any part of his Account resulting from our Contributions, other than vested Employer Contributions included in (a) above, the amount determined under this subparagraph (b) shall be equal to P(AB + D) - D as defined below:

         P        The Member's Vesting Percentage.

         AB       the balance of the Member's Account in excess of the amount in
                  (a) above.

         D The amount of withdrawal resulting from our Contributions, other than our vested Contributions included in (a) above.

VESTING BREAK means, when the elapsed time method is used, a one-year Period of Severance. An Employee incurs a Vesting Break on the last day of a one-year Period of Severance.

When the hours method is used, Vesting Break is defined in Item V. However, if the Adoption Agreement - Plus is not used, Vesting Break means a Vesting Service Period in which an Employee does not have more than one-half of the Hours of Service required in Item V for a year of Vesting Service. An Employee incurs a Vesting Break on the last day of the Vesting Service Period in which he has a Vesting Break.

VESTING PERCENTAGE means the Vesting Percentage of a Member determined under Item U. If the computation of Vesting Percentage is changed (whether directly or indirectly), a Member's Vesting Percentage as of the day before the change shall not be reduced due to the change. Indirect changes include, but are not limited to, changes in Early Retirement Date requirements or the method of crediting Vesting Service. The provisions of Section 9.01 regarding changes in the computation of Vesting Percentage shall apply.

VESTING SERVICE means an Employee's service determined under Item V. Vesting Service is subject to the modifications selected under that item. Vesting Service shall include service with a Controlled Group member while we are both members of the Controlled Group.

If, under Item V(4), Vesting Service is determined under the Prior Plan provisions, service before the date the Prior Plan became subject to ERISA may be disregarded if such service


ARTICLE I                             -19-
would have been disregarded under the Prior Plan break in service rules as in effect on the day before such date.

VESTING SERVICE shall include a Period of Military Duty. If the elapsed time method is used, the entire Period of Military Duty shall be included to the extent it has not already been counted as Vesting Service. If the hours method is used, an Hour of Service shall be credited (without regard to the 501 Hours of Service limitation) for each hour the Employee would normally have been scheduled to work for us during such Period of Military Duty, to the extent such hour has not already been credited as Vesting Service.

If the elapsed time method is used and the Employee has more than one countable Period of Service or if all or a part of a Period of Service is not counted, Vesting Service shall be determined by adjusting his Hire Date so that the Employee has one continuous period of Vesting Service equal to the total of all his countable Periods of Service. This period of Vesting Service shall be expressed as whole years (on the basis that 365 days equal one year) and days.

If the elapsed time method is used, Vesting Service shall include a Period of Severance (service spanning rule) if

(a) the Period of Severance immediately follows a period during which an Employee is not absent from work and ends within twelve months, or

(b) the Period of Severance immediately follows a period during which an Employee is absent from work for any reason other than quitting, being discharged, or retiring (such as a leave of absence or layoff) and ends within twelve months of the date he was first absent.

If the Prior Plan applied the rule of parity before the first Yearly Date in 1985, an Employee's Vesting Service, accumulated before a Vesting Break which occurred before that date, shall be excluded according to the Prior Plan provisions if (a) his Vesting Percentage is zero, and (b) his latest period of consecutive Vesting Breaks equals or exceeds his prior Vesting Service (disregarding any Vesting Service that was excluded because of a previous period of Vesting Breaks).

For a Member who is not credited with an Hour of Service on or after the first Yearly Date in 1985, Vesting Service accrued before such date and before an age greater than 18 (before the beginning of the Vesting Service Period in which he attained that age, when the hours method is used) shall be excluded if the Prior Plan excluded such service.

If the method of crediting Vesting Service changes, the provisions of Sections
9.01 and 9.13 shall apply.

VESTING SERVICE PERIOD means the period defined in Item V. However, if the Adoption Agreement - Plus is not used, Vesting Service Period means a 12-consecutive month period ending on the last day of the Plan Year.


ARTICLE I                              -20-

VOLUNTARY CONTRIBUTIONS means the Contributions by a Member that are not required as a condition of employment or membership or for obtaining additional benefits from our Contributions. (See Item S and Section 3.02.)

YEARLY DATE means the Yearly Date defined in Item E.

YEARS OF SERVICE means an Employee's Vesting Service as defined in Item V, disregarding any modifications which exclude service.

If Vesting Service is not defined in Item V, then for purposes of determining Years of Service, Vesting Service shall be deemed to be determined using the elapsed time method.




ARTICLE I                             -21-

ARTICLE II
MEMBERSHIP


SECTION 2.01  -  ACTIVE MEMBERSHIP.

An Employee shall first become an Active Member (begin active participation in the Plan) on the earliest date specified in Item L on which he is an Eligible Employee and has met all of the entry requirements selected in Item K. This date is the Member's Entry Date.

Each Employee who was an active member under the Prior Plan on the day before the Restatement Date shall become an Active Member under this Plan on the Restatement Date if he is still an Eligible Employee. The Member's entry date under the Prior Plan is deemed to be his Entry Date under this Plan.

If a person has been an Eligible Employee who has met all of the entry requirements selected in Item K but is not an Eligible Employee on the date which would have been his Entry Date, he shall become an Active Member on the date he again becomes an Eligible Employee. This date is the Member's Entry Date.

A former Active Member shall reenter the Plan as an Active Member on the date he again performs an Hour of Service as an Eligible Employee. This date is the Member's Reentry Date. An Inactive Member ceases to be an Inactive Member on his Reentry Date.

A Member's benefits under this Plan shall not be duplicated because of more than one period as an Active Member.

SECTION 2.02  -  CEASING ACTIVE MEMBERSHIP.

An Active Member shall become an Inactive Member (stop accruing benefits under the Plan) on the earlier of the following:

(a) The date the Member ceases to be an Eligible Employee (his Retirement Date if he ceases to be an Eligible Employee within one month of his Retirement Date).

(b)      The effective date of complete termination of the Plan under Article
         VII.

An Employee or former Employee who was an inactive member under the Prior Plan on the day before the Restatement Date shall become an Inactive Member under this Plan on the Restatement Date. Eligibility for any benefits payable to the Member or on his behalf and the amount of the benefits shall be determined according to the provisions of the Prior Plan.

A Member shall cease to be a Member on the date he is no longer an Eligible Employee and his Account is zero.


ARTICLE II                            -22-

SECTION 2.03  -  ADOPTING EMPLOYERS  -  SEPARATE PLANS.

If Item Z(1)(a)(i) of the Adoption Agreement - Plus is selected, each Adopting Employer listed in Item Z maintains this Plan as a separate and distinct plan for the exclusive benefit of its employees. If Item Z(1)(a)(ii) of the Adoption Agreement - Plus is selected, each Adopting Employer identified in Item Z(1)(a)(ii) maintains this Plan as a separate and distinct plan for the exclusive benefit of its employees. An Adopting Employer's adoption of the Plan shall be in writing. If the Adopting Employer did not maintain a Prior Plan, the date of adoption specified in Item Z is the Effective Date of its Plan. This date is the first Yearly Date for the Adopting Employer's Plan and shall be the Entry Date for any of its employees who have met the requirements in Section
2.01 as of that date. If the Adopting Employer did maintain a Prior Plan, the date of adoption is the Restatement Date of its Plan.

An Adopting Employer shall be deemed to be the Employer but only with respect to its Plan and for those Employees who are on its payroll. In interpreting the Adoption Agreement and this document as to an Adopting Employer, the terms Employer, we, us, and ours shall be deemed to refer to the Adopting Employer and the Adopting Employer's fiscal year is deemed to be the Fiscal Year. The primary Employer in Item B is deemed to be an Adopting Employer for purposes of the following two paragraphs.

The Contributions made by an Adopting Employer, and Forfeitures arising from such Contributions, shall not be used to fund the benefits for Employees of any other Adopting Employer. Service with an Adopting Employer shall be included as service with all other Adopting Employers and transfer of employment, without interruption, between Adopting Employers shall not be an interruption of service. If an Active Member ceases to be an Employee of an Adopting Employer on other than the last day of the Plan Year and immediately becomes an Employee of another Adopting Employer, he shall be an Active Member under the first Adopting Employer's Plan until the next annual Contribution, if any, is due, regardless of whether he has also become an Active Member in the other Adopting Employer's Plan. Both Adopting Employers' Contributions on his behalf will be proportionately reduced on that date based upon his period of employment with and Pay from each.

If an integrated allocation formula is in effect and a Member received Pay from more than one Adopting Employer during a Pay Year, the Integration Level used to determine the allocation of an Adopting Employer's Contributions is equal to his Integration Level multiplied by the ratio of (a) the Member's Pay from the Adopting Employer for that year to (b) the Member's Pay from all Adopting Employers for that year.

Any amendment to the Plan by the primary Employer in Item B of the Adoption Agreement shall be deemed to be an amendment to each Adopting Employer's Plan. Without the consent of any other Adopting Employer, an Adopting Employer may restate its Plan in the form of a separate document at any time and, in that event, cease to be an Adopting Employer. An employer shall not be an Adopting Employer if it ceases to be controlled by us or affiliated with us. Such an employer may continue its Plan by restating it in the form of a separate document. This Plan shall be amended to delete a former Adopting Employer from Item Z of the Adoption Agreement.


ARTICLE II                            -23-

If the Plan of the Adopting Employer terminates, the provisions of Article VII shall apply to its Plan.

SECTION 2.04  -  ADOPTING EMPLOYERS  -  SINGLE PLAN.

If the Adoption Agreement - Plus is not used, each Adopting Employer listed in Item Y and each Controlled Group member, whether or not listed in that item, shall be an Adopting Employer who participates with us in this Plan. If Item Z(1)(b)(i) of the Adoption Agreement - Plus is selected, each Adopting Employer listed in Item Z participates with us in this Plan. If Item Z(1)(b)(ii) of the Adoption Agreement - Plus is selected, each Adopting Employer identified in Item Z(1)(b)(ii) participates with us in this Plan. An Adopting Employer's agreement to participate in this Plan shall be in writing. Employees of Adopting Employers who do not make such written agreement shall be eligible to become Members and shall be entitled to Contributions in the same manner as if their employers had agreed to participate in the Plan. An Adopting Employer has no rights or privileges under this Plan.

If the Adopting Employer did not maintain a Prior Plan, the date of participation in Item Z (Item Y) shall be the Entry Date for any of its employees who have met the requirements in Section 2.01 as of that date. Service with and pay from an Adopting Employer shall be included as service with and pay from us. Transfer of employment, without interruption, between an Adopting Employer and another Adopting Employer or us shall not be considered an interruption of service. Our Fiscal Year in Item F shall be the Fiscal Year used in interpreting this Plan for Adopting Employers.

Contributions made by an Adopting Employer shall be treated as Contributions made by us. Forfeitures arising from those Contributions shall be used for the benefit of all Members.

An employer shall not be an Adopting Employer if it ceases to be controlled by us or affiliated with us. Such an employer may continue a retirement plan for its employees in the form of a separate document. This Plan shall be amended to delete a former Adopting Employer from the list of Adopting Employers in the Adoption Agreement.

If an employer ceases to be an Adopting Employer and does not continue a retirement plan for the benefit of its employees, partial termination may result and the provisions of Article VII apply.



ARTICLE II                            -24-

ARTICLE III
CONTRIBUTIONS


SECTION 3.01  -  EMPLOYER CONTRIBUTIONS.

Our Contributions are conditioned on initial qualification of the Plan. If the Plan is denied initial qualification, the provisions of Section 9.15 shall apply.

The amount of our Contributions is specified in the Adoption Agreement. Our Contributions are made from Net Profits unless otherwise specified in Item Q. Notwithstanding the foregoing, the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Code Sections 401(a), 402, 412, and 417.

No Member shall be permitted to have Elective Deferral Contributions, as defined in Section 3.07, made under this Plan, or any other qualified plan maintained by us, during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect at the beginning of such taxable year.

If Matching Contributions, Additional Contributions or Qualified Nonelective Contributions under Item P(l)(a) of the Adoption Agreement - Plus are made from Net Profits, Item Q, and our Net Profits are not sufficient to provide such Contributions, such Contributions shall be proportionately reduced.

Our Contributions are allocated according to the provisions of Section 3.05.

If Item Q(2)(a) is selected, we may make all or part of our annual Contributions before the end of the Plan Year. Such Contributions shall be allocated when made in a manner which approximates the allocation which would otherwise have been made as of the last day of the Plan Year. Succeeding allocations shall take into account amounts previously allocated for the Plan Year. The percentage of our Contributions allocated to the Member for the Plan Year shall be the same percentage which would have been allocated to him if the entire allocation had been made as of the last day of the Plan Year.

We shall pay to the Insurer or Trustee our Contributions used to determine the Actual Deferral Percentage, as defined in Section 3.07, (Elective Deferral Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions) to the Plan for each Plan Year not later than the end of the twelve-month period immediately following the Plan Year for which they are deemed to be paid. Any such Contributions accumulated through payroll deductions shall be paid within 90 days of the date withheld or the date it is first reasonably practical for us to do so, if earlier.

A portion of the Plan assets resulting from our Contributions (but not more than the original amount of those Contributions) may be returned if our Contributions are made because of a mistake of fact or are more than the amount deductible under Code Section 404 (excluding any amount which is not deductible because the Plan is disqualified). The amount involved must be


ARTICLE III                           -25-
returned to us within one year after the date our Contributions are made by mistake of fact or the date the deduction is disallowed, whichever applies. Except as provided under this paragraph and Articles VII and IX, the assets of the Plan shall never be used for our benefit and are held for the exclusive purpose of providing benefits to Members and their Beneficiaries and for defraying reasonable expenses of administering the Plan.

Prior Plan Assets which result from contributions made by us shall be treated in the same manner as Employer Contributions made under this Plan. They shall be treated in the same manner as Employer Contributions made under this Plan before a Forfeiture Date if the Prior Plan Assets are transferred from a terminated plan.

SECTION 3.02  -  VOLUNTARY CONTRIBUTIONS BY MEMBERS.

If permitted under Item S, an Active Member may make Voluntary Contributions. Voluntary Contributions shall be made according to nondiscriminatory procedures and limitations set up by the Plan Administrator.

A Member's membership in the Plan is not affected by stopping or changing Voluntary Contributions. An Active Member's request to start, change, or stop Voluntary Contributions must be in writing on a form furnished for that purpose. The form must be delivered to the Plan Administrator before the date the Member is to start, change, or stop Voluntary Contributions.

The part of the Member's Account resulting from Voluntary Contributions is fully (100%) vested and nonforfeitable at all times.

Prior Plan Assets which result from voluntary contributions made by the Member shall be treated in the same manner as Voluntary Contributions made under this Plan. These Prior Plan Assets may include deductible Voluntary Contributions which were made according to the provisions of the Prior Plan.

SECTION 3.03  -  ROLLOVER CONTRIBUTIONS.

With our consent, a Rollover Contribution may be made by or for an Eligible Employee if the following conditions are met:

(a) The Contribution is a rollover contribution which the Code permits to be transferred to a plan that meets the requirements of Code Section 401(a).

(b) If the Contribution is made by the Eligible Employee, it is made within sixty days after he receives the distribution.

(c) The Eligible Employee furnishes evidence satisfactory to the Plan Administrator that the proposed transfer is in fact a rollover contribution which meets conditions (a) and (b) above.


ARTICLE III                           -26-

The Rollover Contribution may be made by the Eligible Employee or the Eligible Employee may direct the trustee or named fiduciary of another plan to transfer the funds which would otherwise be a Rollover Contribution directly to this Plan. Such transferred funds shall be called a Rollover Contribution. The Contribution shall be made according to procedures set up by the Plan Administrator.

If an Eligible Employee participated in a retirement plan which met the requirements of Code Section 401(a), with our consent, the trustee or named fiduciary of that plan may transfer funds which could not have been a Rollover Contribution to this Plan on behalf of the Eligible Employee. The transferred funds shall be called a Rollover Contribution. If such Rollover Contributions were made for a period when the Eligible Employee was a five-percent owner of the employer that maintained the plan, the Rollover Contributions shall be treated in the same manner as if they were Contributions made under this Plan for a period when he was a five-percent owner of us.

If the Eligible Employee is not an Active Member when the Rollover Contribution is made, he shall be deemed to be an Active Member only for the purpose of investment and distribution of the Rollover Contribution. Our Contributions shall not be made for or allocated to the Eligible Employee and he may not make Member Contributions, until the time he meets all of the requirements to become an Active Member.

Rollover Contributions made by or for an Eligible Employee shall be credited to his Account. The part of the Member's Account resulting from Rollover Contributions is fully (100%) vested and nonforfeitable at all times. A separate accounting record shall be maintained for that part of his Rollover Contribution consisting of voluntary contributions which were deducted from the Member's gross income for Federal income tax purposes.

Prior Plan Assets which result from the Member's rollover contributions shall be treated in the same manner as Rollover Contributions made under this Plan.

SECTION 3.04  -  FORFEITURES AND RESTORATION.

The Nonvested Account of a Member shall be forfeited as of the earlier of the following: the date the Member dies, if prior to such date he had ceased to be an Employee; or his Forfeiture Date. All or part of a Member's Nonvested Account will be forfeited if, after he ceases to be an Employee, he receives a distribution of his entire Vested Account or a distribution of his Vested Account derived from our Contributions which were not 100% vested when made according to the provisions of Section 5.03 or Section 9.11. If a Member's Vested Account is zero on the date he ceases to be an Employee, he shall be deemed to have received a distribution of his entire Vested Account on such date. The forfeiture will occur as of the date he receives the distribution or on the date such provision became effective, if later. If he receives a distribution of his entire Vested Account, his entire Nonvested Account will be forfeited. If he receives a distribution of his Vested Account from our Contributions which were not 100% vested when made, but less than his entire Vested Account, the amount to be forfeited will be determined by multiplying his Nonvested Account by a fraction. The numerator of the fraction is the amount of the distribution derived from our Contributions which were not 100% vested when made and the denominator of


ARTICLE III                           -27-
the fraction is his entire Vested Account derived from such Contributions on the date of the distribution.

If the Adoption Agreement - Plus is used, Forfeitures shall be allocated as of the last day of the Plan Year in which such Forfeitures arise or applied to reduce the earliest Employer Contribution made after the Forfeitures are determined as provided in Item P(4). Forfeitures shall be determined at least once during each taxable year of ours. If the Adoption Agreement - Plus is not used and Item P(2) is selected, Forfeitures shall be allocated with our Discretionary Contributions and deemed to be Discretionary Contributions as of the last day of the Plan Year in which such Forfeitures arise. If the Adoption Agreement - Plus is not used and Item P(2) is not selected, Forfeitures shall be applied to reduce the earliest Employer Contribution made after the Forfeitures are determined. Forfeitures of Matching Contributions which relate to excess amounts shall be applied as provided in Section 3.07.

Forfeitures may first be applied to pay expenses under the Plan which would otherwise be paid by us before they are applied or allocated as provided above. Upon their application or allocation, such Forfeitures shall be deemed to be Employer Contributions.

If a Member again becomes an Eligible Employee after receiving a distribution which caused his Nonvested Account to be forfeited, he shall have the right to repay to the Plan the entire amount of the distribution he received (excluding any amount of such distribution resulting from Contributions which were 100% vested when made). The repayment must be made before the earlier of the date five years after the date he again becomes an Eligible Employee or the end of the first period of five consecutive Vesting Breaks which begin after the date of the distribution.

If the Member makes the repayment provided above, the Plan Administrator shall restore to his Account an amount equal to his Nonvested Account which was forfeited on the date of distribution, unadjusted for any investment gains or losses. If the Member was deemed to have received a distribution because his Vested Account was zero or the Plan did not have the repayment provisions in effect on the date the distribution was made and he again performs an Hour of Service as an Eligible Employee within the repayment period, the Plan Administrator shall restore the Member's Account as if he had made a required repayment on the date he performed such Hour of Service. Restoration of the Member's Account shall include restoration of all Code Section 411(d)(6) protected benefits with respect to the restored Account, according to applicable Treasury regulations. Provided, however, the Plan Administrator shall not restore the Nonvested Account if a Forfeiture Date has occurred after the date of the distribution and on or before the date of repayment and that Forfeiture would result in a complete forfeiture of the amount the Plan Administrator would otherwise restore.

The Plan Administrator shall restore the Member's Account by the close of the Plan Year following the Plan Year in which repayment is made.

SECTION 3.05 - ALLOCATION.

Our Contributions which are not subject to the requirements of Item Q(2) shall be allocated to the Members for whom they were made and credited to the Members' Accounts. Our


ARTICLE III                          -28-

Contributions which are subject to the requirements of Item Q(2) plus any Forfeitures released for allocation for the Plan Year, shall be allocated among all persons meeting the requirements in Items P and Q. The amount allocated to such a person shall be determined under the allocation formula selected in the Adoption Agreement and Article X.

In determining the amount of our Contributions allocated to a Member who is a Leased Employee, contributions and benefits provided by the leasing organization which are attributable to services such Leased Employee performs for us shall be treated as provided by us. Those contributions or benefits shall not be duplicated under this Plan.

SECTION 3.06  -  CONTRIBUTION LIMITATION.

(a) For the purpose of determining the contribution limitation set forth in this section, the following terms are defined:

         ANNUAL ADDITIONS mean the sum of the following amounts credited to a Member's account for the Limitation Year:

         (1)      employer contributions,

         (2)      employee contributions,

         (3)      forfeitures, and

         (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer.

         These amounts are treated as Annual Additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer are treated as Annual Additions to a defined contribution plan.

         For this purpose, any Excess Amount applied under (d) and (j) below in the Limitation Year to reduce Employer Contributions will be considered Annual Additions for such Limitation Year.

         COMPENSATION means a Member's earned income, wages, salaries, fees for professional service, and other amounts received for personal service actually rendered in the course of employment with the employer maintaining the plan. Compensation includes, but is not limited to, commissions for salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses. Compensation excludes the following:


ARTICLE III                           -29-

         (1) Employer contributions to a plan of deferred compensation to the extent contributions are not included in the gross income of the Employee for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation.

         (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

         (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

         (4) Other amounts which receive special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludible from the gross income of the Employee).

         For purposes of applying the limitations of this section, Compensation for a Limitation Year is the Compensation actually paid or made available to the Member within the Limitation Year (accrued for the Member within the Limitation Year, if so elected in the Adoption Agreement - Plus).

         For any Limitation Year beginning after December 31, 1988, only the first $200,000 (multiplied by the Adjustment Factor) of the Member's Compensation shall be taken into account under the Plan.

         DEFINED BENEFIT PLAN FRACTION means a fraction, the numerator of which is the sum of the Member's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Code Sections 415 (b) and (d) or 140 percent of the Highest Average Compensation, including any adjustments under Code Section 415(b).

         Notwithstanding the above, if the Member was a member as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Member had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code
         Section 415 for all Limitation Years beginning before January 1, 1987.


ARTICLE III                           -30-

         DEFINED CONTRIBUTION DOLLAR LIMITATION means $30,000 or if greater, one-fourth of the defined benefit dollar limitation set forth in Code
         Section 415(b)(1) as in effect for the Limitation Year.

         DEFINED CONTRIBUTION PLAN FRACTION means a fraction, the numerator of which is the sum of the Annual Additions to the Member's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Member's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in Code
         Section 419(e), and individual medical accounts, as defined in Code
         Section 415(l)(2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation determined under Code Section 415(b) and (d) in effect under Code Section 415(c)(1)(A) of the Code or 35 percent of the Member's Compensation for such year.

         If the Member was a member as of the end of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of this fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitations applicable to the first Limitation Year beginning on or after January 1, 1987.

         The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.

         EMPLOYER means the employer that adopts this Plan and all members of a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Code
         Section 415(h)) or affiliated service groups (as defined in Code
         Section 414(m)) of which the adopting employer is a part, and any other entity required to be aggregated with the employer pursuant to regulations under Code Section 414(o).

         EXCESS AMOUNT means the excess or the Member's Annual Additions for the Limitation Year over the Maximum Permissible Amount.


ARTICLE III                           -31-

         Highest Average Compensation means the average Compensation for the three consecutive Years of Service (see Section 1.02) with the Employer that produces the highest average.

         LIMITATION YEAR means a calendar year or the 12-consecutive month period elected by the Employer in Item R. If the Limitation Year ends on the last day of the Fiscal Year and the Fiscal Year is a 52-53 week period, then the Limitation Year shall be such period. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

         MASTER OR PROTOTYPE PLAN means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

         MAXIMUM PERMISSIBLE AMOUNT means the maximum Annual Addition that may be contributed or allocated to a Member's Account under the Plan for any Limitation Year. This amount shall not exceed the lesser of:

         (1)      the Defined Contribution Dollar Limitation, or

         (2)      25 percent of the Member's Compensation for the Limitation
                  Year.

         The compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Code Section 401(h) or Code Section 419A(f)(2)) which is otherwise treated as an Annual Addition under Code Section 415(l)(1) or 419A(d)(2).

         If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                  Number of months in the short Limitation Year
                  ---------------------------------------------
                                       12

         PROJECTED ANNUAL BENEFIT means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor form) to which the Member would be entitled under the terms of the plan assuming:

         (1) the Member will continue employment until normal retirement age under the plan (or current age, if later), and


ARTICLE III                           -32-

         (2) the Member's Compensation for the current Limitation Year and all other relevant factor used to determine benefits under the plan will remain constant for all future Limitation Years.

(b) If the Member does not participate in, and has never participated in another qualified plan maintained by the Employer or a welfare benefit fund, as defined in Code Section 419(e) maintained by the Employer, or an individual medical account, as defined in Code Section 415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition, the amount of Annual Additions which may be credited to the Member's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible amount or any other limitation contained in this Plan. If the Employer Contribution that would otherwise be contributed or allocated to the Member's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

(c) Prior to determining the Member's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Member on the basis of reasonable estimation of the Member's Compensation for the Limitation Year, uniformly determined for all Members similarly situated.

(d) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Member's actual Compensation for the Limitation Year.

(e) If pursuant to (d) above or as a result of the allocation of forfeitures, there is an Excess Amount, the excess will be disposed of as follows:

         (1) Any nondeductible voluntary employee contributions, to the extent they would reduce the excess amount, will be returned to the Member;

         (2) If after the application of (1) above an Excess Amount still exists, and the Member is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Member's Account will be used to reduce Employer Contributions (including any allocation of forfeitures) for such Member in the next Limitation Year, and each succeeding Limitation Year if necessary.

         (3) If after the application of (1) above an excess amount still exists, and the Member is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions for all remaining Members in the next Limitation Year, and each succeeding Limitation Year if necessary.

         (4) If a suspense account is in existence at any time during a Limitation Year pursuant to this (d), it will not participate in the allocation of the trust's investment gains or losses. If a suspense account is in existence at any time during a


ARTICLE III                           -33-
                  particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Member's Accounts before any Employer or any Member contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Members or former Members.

(e) This (e) applies if, in addition to this Plan, the Member is covered under another qualified defined contribution Master or Prototype Plan maintained by the Employer, a welfare benefit fund, as defined in Code
         Section 419(e), maintained by the Employer, or an individual medical account, as defined in Code Section 415(l)(2), maintained by the Employer, which provides an Annual Addition, during any Limitation Year. The Annual Additions which may be credited to a Member's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Member's account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Member under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Member's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Member under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Member's Account under this Plan for the Limitation Year.

(f) Prior to determining the Member's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Member in the manner described in (b) above.

(g) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Member's actual Compensation for the Limitation Year.

(h) If pursuant to (g) above or as a result of the allocation of forfeitures, a Member's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

(i) If an Excess Amount was allocated to a Member on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of,

         (1)      the total Excess Amount allocated as of such date, times


ARTICLE III                           -34-

         (2) the ratio of (i) the Annual Additions allocated to the Member for the Limitation Year as of such date under this Plan to
                  (ii) the total Annual Additions allocated to the Member for the Limitation Year as of such date under this and all the other qualified defined contribution Master and Prototype Plans.

(j) Any excess amount attributed to this Plan will be disposed in the manner described in (d) above.

(k) If the Member is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, Annual Additions which may be credited to the Member's Account under this Plan for any Limitation Year will be limited in accordance with (e) through (j) above as though the other plan were a Master or Prototype Plan unless the Employer provides other limitations in Item R.

(l) If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Member in this Plan, the sum of the Member's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions credited to the Member's Account under this Plan for any Limitation Year will be limited in accordance with Item R.

SECTION 3.07  -  EXCESS AMOUNTS.

         (a) For the purposes of this section, the following terms are defined:

                  ACTUAL DEFERRAL PERCENTAGE means the ratio (expressed as a percentage) of Elective Deferral Contributions under this Plan on behalf of the Eligible Member for the Plan Year to the Eligible Member's Pay for the Plan Year (whether or not the Eligible Member was a Member for the entire Plan Year). For the first Plan Year of the cash or deferred arrangement, the amount of Pay for the entire 12-month period ending on the last day of such Plan Year shall be taken into account. If selected in Item M, for Plan Years beginning before January 1, 1992, or such later date as provided in Internal Revenue Service regulations, and in modification of the foregoing, Pay shall be limited to the Pay received while an Active Member of the Plan. The Elective Deferral Contributions used to determine the Actual Deferral Percentage shall include Excess Elective Deferrals, but shall exclude Elective Deferral Contributions that are used in computing the Contribution Percentage (provided the Average Actual Deferral Percentage test is satisfied both with and without exclusion of these Elective Deferral Contributions). Under such rules as the Secretary of the Treasury shall prescribe, we may elect to include Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan in computing the Actual Deferral Percentage. For an Eligible Member for whom such Contributions on his behalf for the Plan Year are zero, the percentage is zero.

                  AGGREGATE LIMIT means the sum of


ARTICLE III                           -35-

                  (1) 125 percent of the greater of the Average Actual Deferral Percentage of the Nonhighly Compensated Employees for the Plan Year or the Average Contribution Percentage of Nonhighly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and

                  (2) the lesser of 200% or two plus the lesser of such Average Actual Deferral Percentage or Average Contribution Percentage.

                  AVERAGE ACTUAL DEFERRAL PERCENTAGE means the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Members in a group.

                  AVERAGE CONTRIBUTION PERCENTAGE means the average (expressed as a percentage) of the Contribution Percentages of the Eligible Members in a group.

                  CONTRIBUTION PERCENTAGE means the ratio (expressed as a percentage) of the Eligible Member's Contribution Percentage Amounts to the Eligible Member's Pay for the Plan Year (whether or not the Eligible Member was a Member for the entire Plan Year). For the first Plan Year of the Plan, the amount of Pay for the entire 12-month period ending on the last day of such Plan Year shall be taken into account. If selected in Item M, for Plan Years beginning before January 1, 1992, or such later date as provided in Internal Revenue Service regulations, and in modification of the foregoing, Pay shall be limited to the Pay received while an Active Member of the Plan. For an Eligible Member for whom such Contribution Percentage Amounts for the Plan Year are zero, the percentage is zero.

                  CONTRIBUTION PERCENTAGE AMOUNTS means the sum of the Member Contributions and Matching Contributions (that are not Qualified Matching Contributions) under this Plan on behalf of the Eligible Member for the Plan Year. Under such rules as the Secretary of the Treasury shall prescribe, we may elect to include Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan which were not used in computing the Actual Deferral Percentage in computing the Contribution Percentage. We may also elect to use Elective Deferral Contributions in computing the Contribution Percentage so long as the Average Actual Deferral Percentage test is met before the Elective Deferral Contributions are used in the Average Contribution Percentage test and continues to be met following the exclusion of those Elective Deferral Contributions that are used to meet the Average Contribution Percentage test.

                  ELECTIVE DEFERRAL CONTRIBUTIONS means employer contributions made on behalf of a member pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code Section 501(c)(18), and any employer contributions made


ARTICLE III                           -36-
                  on behalf of a member for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement.

                  ELIGIBLE MEMBER means, for purposes of determining the Actual Deferral Percentage, any Employee who is otherwise authorized under the terms of the Plan to have Elective Deferral Contributions made on his behalf for the Plan Year. Eligible Member means, for purposes of determining the Average Contribution Percentage, any Employee who is otherwise authorized under the terms of the Plan to have Member Contributions or Matching Contributions made on his behalf for the Plan Year.

                  EXCESS AGGREGATE CONTRIBUTIONS means, with respect to any Plan Year, the excess of:

                  (1) The aggregate Contributions taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

                  (2) The maximum amount of such Contributions permitted by the Average Contribution Percentage test (determined by reducing Contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

                  Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

                  EXCESS CONTRIBUTIONS means, with respect to any Plan Year, the excess of:

                  (1) The aggregate amount of Contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

                  (2) The maximum amount of such Contributions permitted by the Actual Deferral Percentage test (determined by reducing Contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages).

                  Such determination shall be made after first determining Excess Elective Deferrals.

                  EXCESS ELECTIVE DEFERRALS means those Elective Deferral Contributions that are includible in a Member's gross income under Code Section 402(g) to the extent such Member's Elective Deferral Contributions for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan.


ARTICLE III                           -37-

                  MATCHING CONTRIBUTIONS means employer contributions made to this or any other defined contribution plan, or to a contract described in Code Section 403(b), on behalf of a member on account of a Member Contribution made by such member, or on account of a member's Elective Deferral Contributions, under a plan maintained by the employer.

                  MEMBER CONTRIBUTIONS means contributions made to any plan by or on behalf of a member that are included in the member's gross income in the year in which made and that are maintained under a separate account to which earnings and losses are allocated.

                  QUALIFIED MATCHING CONTRIBUTIONS means Matching Contributions which are subject to the distribution and nonforfeitability requirements under Code Section 401(k) when made.

                  QUALIFIED NONELECTIVE CONTRIBUTIONS means any employer contributions (other than Matching Contributions) which an employee may not elect to have paid to him in cash instead of being contributed to the plan and which are subject to the distribution and nonforfeitability requirements under Code
                  Section 401(k).

         (b) A Member may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Member by notifying the Plan Administrator in writing on or before the first following March 1 of the amount of the Excess Elective Deferrals to be assigned to the Plan. The Member's claim for Excess Elective Deferrals shall be accompanied by the Member's written statement that if such amounts are not distributed, such Excess Elective Deferrals, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 408(k) or 403(b), will exceed the limit imposed on the Member by Code Section 402(g) for the year in which the deferral occurred. The Excess Elective Deferrals assigned to this Plan can not exceed the Elective Deferral Contributions allocated under this Plan for such taxable year.

                  Notwithstanding any other provisions of the Plan, Elective Deferral Contributions in an amount equal to the Excess Elective Deferrals assigned to this Plan, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Member to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year. Elective Deferral Contributions under this Plan which are distributed as Excess Elective Deferrals shall be treated as Annual Additions under the Plan.

                  The income or loss allocable to such Excess Elective Deferrals shall be equal to the sum of:

ARTICLE III

                  (1) the income or loss allocable to the Member's Elective Deferral Contributions for the taxable year in which the excess occurred multiplied by a fraction and

                  (2) the income or loss allocable to the Member's Elective Deferral Contributions for the gap period between the end of such taxable year and the date of distribution multiplied by a fraction.

                  The numerator of the fractions is the Excess Elective Deferrals. The denominator of the fraction in (1) above is the closing balance without regard to any income or loss occurring during such taxable year (as of the end of such taxable year) of the Member's Account resulting from Elective Deferral Contributions. The denominator of the fraction in (2) above is the closing balance without regard to any income or loss occurring during such gap period (as of the end of such gap period) of the Member's Account resulting from Elective Deferral Contributions.

                  Any Matching Contributions which were based on the Elective Deferral Contributions which are distributed as Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable. If the Adoption Agreement - Plus is used, these Forfeitures shall be applied according to the provisions of Item O(7). If the Adoption Agreement - Plus is not used, these Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.

         (c) As of the end of each Plan Year after Excess Elective Deferrals have been determined, one of the following tests must be met:

                  (1) The Average Actual Deferral Percentage for Eligible Members who are Highly Compensated Employees for the Plan Year is not more than the Average Actual Deferral Percentage for Eligible Members who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25.

                  (2) The Average Actual Deferral Percentage for Eligible Members who are Highly Compensated Employees for the Plan Year is not more than the Average Actual Deferral Percentage for Eligible Members who are Nonhighly Compensated Employees for the Plan Year multiplied by 2 and the difference between the Average Actual Deferral Percentages is not more than 2.

                  The Actual Deferral Percentage for any Eligible Member who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage) allocated to his account under two or more plans or arrangements described in Code Section 401(k) that are maintained by the us or a Controlled Group member shall be determined as if all such Elective Deferral Contributions

ARTICLE III

                  (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                  In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this section shall be applied by determining the Actual Deferral Percentage of employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year.

                  For purposes of determining the Actual Deferral Percentage of an Eligible Member who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage) and Pay of such Eligible Member include the Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) and Pay for the Plan Year of Family Members. Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate employees in determining the Actual Deferral Percentage both for Members who are Nonhighly Compensated Employees and for Members who are Highly Compensated Employees.

                  For purposes of determining the Actual Deferral Percentage, Elective Deferral Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

                  We shall maintain records sufficient to demonstrate satisfaction of the Average Actual Deferral Percentage test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

                  The determination and treatment of the Contributions used in computing the Actual Deferral Percentage shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  If the Plan Administrator should determine during the Plan Year that neither of the above tests is being met, the Plan Administrator may adjust the amount of future Elective Deferral Contributions of the Highly Compensated Employees.

ARTICLE III

                  Notwithstanding any other provisions of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Members to whose Accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such employees. Excess Contributions shall be allocated to Members who are subject to the family member aggregation rules of Code
                  Section 414(q)(6) in the manner prescribed by the regulations.

                  Excess Contributions shall be treated as Annual Additions under the Plan.

                  The Excess Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Contributions shall be equal to the sum of

                  (3) the income or loss allocable to the Member's Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) for the Plan Year in which the excess occurred multiplied by a fraction and

                  (4) the income or loss allocable to the Member's Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) for the gap period between the end of such Plan Year and the date of distribution multiplied by a fraction.

                  The numerator of the fractions is the Excess Contributions. The denominator of the fraction in (3) above is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Member's Account resulting from Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage). The denominator of the fraction in (4) above is the closing balance without regard to any income or loss occurring during such gap period (as of the end of such gap period) of the Member's Account resulting from Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if used in computing the Actual Deferral Percentage).

                  Excess Contributions shall be distributed from the Member's Account resulting from Elective Deferral Contributions. If such Excess Contributions exceed the balance in the Member's Account resulting from Elective Deferral Contributions, the balance shall be distributed from the Member's Account resulting from Qualified Matching Contributions (if applicable) and Qualified Nonelective Contributions, respectively.

ARTICLE III

         (d) As of the end of each Plan Year, one of the following tests must be met:

                  (1) The Average Contribution Percentage for Eligible Members who are Highly Compensated Employees for the Plan Year is not more than the Average Contribution Percentage for Eligible Members who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25.

                  (2) The Average Contribution Percentage for Eligible Members who are Highly Compensated Employees for the Plan Year is not more than the Average Contribution Percentage for Eligible Members who are Nonhighly Compensated Employees for the Plan Year multiplied by 2 and the difference between the Average Contribution Percentages is not more than 2.

                  If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the Average Contribution Percentage test maintained by us or a Controlled Group member and the sum of the Average Actual Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employees whose Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage is reduced shall be treated as an Excess Aggregate Contribution. The Average Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Average Actual Deferral Percentage and Average Contribution Percentage tests. Multiple use does not occur if both the Average Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 multiplied by the Average Actual Deferral Percentage and Average Contribution Percentage of the Nonhighly Compensated Employees.

                  The Contribution Percentage for any Eligible Member who is a Highly Compensated Employee for the Plan Year and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by us or a Controlled Group member shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

ARTICLE III

                  In the event that this Plan satisfies the requirements of Code
                  Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 410(b) only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentages of Eligible Members as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year.

                  For purposes of determining the Contribution Percentage of an Eligible Member who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Pay of such Member shall include Contribution Percentage Amounts and Pay for the Plan Year of Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Contribution Percentage both for employees who are Nonhighly Compensated Employees and for employees who are Highly Compensated Employees.

                  For purposes of determining the Contribution Percentage, Member Contributions are considered to have been made in the Plan Year in which contributed to the Plan. Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

                  We shall maintain records sufficient to demonstrate satisfaction of the Average Contribution Percentage test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

                  The determination and treatment of the Contribution Percentage of any Member shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  Notwithstanding any other provisions of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if not vested, or distributed, if vested, no later than the last day of each Plan Year to Members to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to Members who are subject to the family member aggregation rules of Code
                  Section 414(q)(6) in the manner prescribed by the regulations. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

ARTICLE III

                  The Excess Aggregate Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Aggregate Contributions shall be equal to the sum of:

                  (3) the income or loss allocable to the Member's Contribution Percentage Amounts for the Plan Year in which the excess occurred multiplied by a fraction and

                  (4) the income or loss allocable to the Member's Contribution Percentage Amounts for the gap period between the end of such Plan Year and the date of distribution multiplied by a fraction.

                  The numerator of the fractions is the Excess Aggregate Contributions. The denominator of the fraction in (3) above is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan
                  Year) of the Member's Account resulting from Contribution Percentage Amounts. The denominator of the fraction in (4) above is the closing balance without regard to any income or loss occurring during such gap period (as of the end of such gap period) of the Member's Account resulting from Contribution Percentage Amounts.

                  Excess Aggregate Contributions shall be distributed from the Member's Account resulting from Member Contributions that are not required as a condition of employment or participation or for obtaining additional benefits from Employer Contributions. If such Excess Aggregate Contributions exceed the balance in the Member's Account resulting from such Member Contributions, the balance shall be forfeited, if not vested, or distributed, if vested, on a pro-rata basis from the Member's Account resulting from Contribution Percentage Amounts. If the Adoption Agreement - Plus is used, these Forfeitures shall be applied according to the provisions of Item O(7). If the Adoption Agreement - Plus is not used, these Forfeitures shall be used to offset the earliest Employer Contribution due after the Forfeiture arises.

ARTICLE III

ARTICLE IV
INVESTMENT OF CONTRIBUTIONS


SECTION 4.01  -  INVESTMENT OF CONTRIBUTIONS.

(a)      The provisions of this subsection apply to trusteed plans.

         All Contributions are forwarded by us to the Trustee to be deposited in the Trust Fund. Member Contributions shall be forwarded within three months after they are made.

         Investment of Contributions is governed by the provisions of the Trust, the Annuity Contract and any other funding arrangement in which the Trust Fund is or may be invested. To the extent permitted by the Trust, Annuity Contract, or other funding arrangement, the parties named in Item T of the Adoption Agreement shall direct the Contributions to any of the accounts available under the Trust and may request the transfer of assets resulting from those Contributions between such accounts. A Member may not direct the Trustee to invest the Member's Account in collectibles. Collectible means-any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage or other tangible personal property specified by the Secretary of the Treasury. To the extent that a Member does not direct the investment of his Account, such Account shall be invested ratably in the accounts available under the Trust in the same manner as the undirected Accounts of all other Members. The Vested Accounts of all Inactive Members may be segregated and invested separately from the Accounts of all other Members.

         At least annually, the Named Fiduciary shall review all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine appropriate methods of carrying out the Plan's objectives. The Named Fiduciary shall inform the Trustee and any Investment Manager of the Plan's short-term and long-term financial needs so the investment policy can be coordinated with the Plan's financial requirements.

         However, the Named Fiduciary may delegate to the Investment Manager investment discretion for Contributions and Plan assets which are not subject to Member direction.

(b) The provisions of this subsection apply to plans which are not trusteed.

         All Contributions are forwarded by us to the Insurer to be deposited under the Annuity Contract. Member Contributions shall be forwarded within three months after they are made.

         Investment of Contributions is governed by the provisions of the Annuity Contract. To the extent permitted by the Annuity Contract, the parties named in Item T of the Adoption Agreement shall direct the Contributions to any of the accounts available under the Annuity Contract and may request the transfer of assets resulting from those

ARTICLE IV

         Contributions between such accounts. To the extent that a Member does not direct the investment of his Account, such Account shall be invested ratably in the accounts available under the Annuity Contract in the same manner as the undirected Accounts of all other Members. The Vested Accounts of all Inactive Members may be segregated and invested separately from the Accounts of all other Members.

         At least annually, the Named Fiduciary shall review all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine appropriate methods of carrying out the Plan's objectives. The Named Fiduciary shall inform any Investment Manager of the Plan's short-term and long-term financial needs so the investment policy can be coordinated with the Plan's financial requirements.

         However, the Named Fiduciary may delegate to the Investment Manager investment discretion for Contributions and Plan assets which are not subject to Member direction.

SECTION 4.02  - PURCHASE OF INSURANCE.

If permitted under Item T of the Adoption Agreement, life insurance may be purchased under this Plan for Active Members to provide incidental death benefits. The purchase shall be subject to the provisions of this section, the distribution of benefits provisions of Article VI, and the beneficiary provisions of Section 9.06. If the Member has a spouse to whom he has been continuously married for at least one year, such spouse shall be his Beneficiary under the Insurance Policy unless (a) a qualified election has been made according to the provisions of Section 6.03 or (b) the Trustee has been named as Beneficiary. If the Trustee is named as Beneficiary, upon the death of the Member, the Trustee shall be required to pay over all proceeds of the Insurance Policy to the Member's Beneficiary or spouse, as the case may be, according to the distribution of benefits provisions of Article VI.

The purchase of insurance shall be subject to the limitations that may be imposed by the Insurer under the applicable Insurance Policy. The Insurance Policy may provide for waiver of premium for disability.

The total of all insurance premiums for insurance coverage on the life of a Member provided by our Contributions shall be limited to a percentage of all our Contributions made for that Member. All such ordinary life insurance premiums shall be limited to a percentage which is less than 50%. All such term life and universal life insurance premiums shall be limited to a percentage which is not more than 25%. If both ordinary life insurance and term life or universal life insurance is purchased, 1/2 of all such ordinary life insurance premiums and all such other life insurance premiums shall be limited to a percentage which is not more than 25%. Ordinary life insurance policies are policies with both nondecreasing death benefits and nonincreasing premiums. The Member's Account resulting from deductible Voluntary Contributions (and nondeductible Voluntary Contributions if the Adoption Agreement - Plus is not used) shall not be applied to pay life insurance premiums.

Any dividends declared upon an amount of insurance in force on the life of a Member may, within the terms of the Insurance Policy, be applied to reduce the earliest premium due, purchase

ARTICLE IV
paid-up insurance coverage, accumulate under the policy to provide additional death benefit or be credited to the Member's Account which is included in the Investment Fund. In the absence of any direction, such dividends shall be applied to reduce the earliest premium due for such amount of insurance.

A Member may elect to have amounts deducted from his Account to pay insurance premiums. The total amount deducted cannot exceed the amount of Contributions credited to his Account which were not used to provide insurance, but could have been.

If a decrease in the amount of life insurance is necessary, any cash values of the terminated insurance shall be retained in the Member's Account and added to the Investment Fund.

SECTION 4.03  -  TRANSFER OF OWNERSHIP.

Any transfer of ownership under this section shall be subject to the distribution of benefits provisions of Article VI.

Upon the request of a Member, we may purchase for its cash value a personal life insurance policy issued to, and insuring the life of, the Member. Such policy shall be immediately transferred from us to the Trustee. The cash value of the purchased policy shall be a part of our Contribution for the Plan Year. Any such purchase shall be accomplished only under an appropriate written agreement between the Member, the Trustee and us. In lieu of our purchase of such policy and at our direction, the Trustee may purchase the policy directly from the Member. These provisions shall not be available if the policy is subject to a policy loan or similar lien. The purchase of and future premiums for any such policy shall be subject to the limitations in Section 4.02.

If the Insurance Policy allows, a Member may pay the Trustee an amount equal to the cash values of any Insurance Policy on his life. Such payment shall become a part of his Account. Upon receiving the payment, the Trustee shall transfer ownership of the policy to the Member. This transfer of ownership is not a distribution from the Plan. This option shall only be available to a Member if the policy would, but for the sale, be surrendered by the Plan.

If distribution of a Member's Vested Account would include the cash values of an Insurance Policy on his life, the Member may have ownership of an Insurance Policy on his life transferred to him without making payment to the Trustee if permitted by such Insurance Policy. Any Insurance Policy transferred to the Member for which he has not made payment to the Trustee is a distribution from the Plan.

In applying the provisions of this section, all Members in similar circumstances shall be treated in a similar manner. Members who are Highly Compensated Employees (officers, shareholders or highly compensated Employees before the first Yearly Date after December 31, 1988) shall not be treated in a manner more favorable than that afforded all other Members.

SECTION 4.04  -  TERMINATION OF INSURANCE.

ARTICLE IV

The termination of insurance under this section shall be subject to the distribution of benefits provisions of Article VI.

No premium payments shall be made under this Plan for an Inactive Member. If a Member becomes an Inactive Member before Retirement Date, the Trustee may either use the cash values of the Insurance Policy on his life to provide paid-up insurance or may surrender the Insurance Policy. The cash values of a surrendered Insurance Policy are retained in the Member's Account and added to the Investment Fund. The purchase of paid-up insurance shall be subject to the provisions of the Insurance Policy. If the Member ceases to be an Employee before Retirement Date, the Member may elect to have the ownership of the Insurance Policy transferred as provided in Section 4.03.

On a Member's Retirement Date, any Insurance Policy on his life, the ownership of which has not been transferred to him, shall terminate. The cash values shall be paid to the Member in cash or applied to provide an income for him according to the provisions of the Insurance Policy. In any event, no portion of the value of any Insurance Policy shall be used to continue life insurance protection under the Plan beyond actual retirement.

ARTICLE IV

ARTICLE V
BENEFITS


SECTION 5.01  -  RETIREMENT BENEFITS.

On a Member's Retirement Date, the Member's Vested Account shall be distributed to the Member according to the distribution of benefits provisions of Article VI and the small amounts provisions of Section 9.11.

SECTION 5.02  -  DEATH BENEFITS.

If a Member dies before his Annuity Starting Date, the Member's Vested Account shall be distributed according to the distribution of benefits provisions of
Article VI and the small amounts provisions of Section 9.11.

SECTION 5.03  -  VESTED BENEFITS.

If the Inactive Member's Vested Account is not payable under the small amounts provisions of 9.11, he may elect, but is not required, to receive in a single sum that part of his Vested Account which results from Member Contributions after he ceases to be an Employee. The Member's election shall meet the consent requirements in Section 6.03 for a qualified election of a benefit payable in a form other than a Qualified Joint and Survivor Form.

If the Inactive Member's Vested Account is not payable under the small amounts provisions of Section 9.11, he may elect, but is not required, to receive a distribution of his Vested Account after he ceases to be an Employee. If Item X(3)(a) of the Adoption Agreement - Plus is selected, distributions from the Member's Vested Account which results from the designated Contributions shall not begin before the Member retires, becomes Totally Disabled or dies. If Item X(3)(b) of the Adoption Agreement - Plus is selected, distributions shall not be made until he has ceased to be an Employee for the period of time selected in
Item X(3)(b). The Member's election shall be subject to his spouse's consent as provided in Section 6.03. A distribution under this paragraph will be a retirement benefit and shall be distributed to the Member according to the provisions of Article VI.

If an Inactive Member does not receive an earlier distribution according to the provisions of the preceding paragraph or the small amounts provisions of Section 9.11, upon his Retirement Date or death, his Vested Account shall be applied according to the provisions of Section 5.01 or 5.02.

A Member may not receive any such distribution under the provisions of this section after he again becomes an Employee until he subsequently ceases to be an Employee and again meets the requirements of this section.

Some or all of an Inactive Member's Vested Account may be transferred directly to the trustee, named fiduciary, or insurer under the retirement plan of the Inactive Member's current employer if the following requirements are met: the Inactive Member would be eligible to receive a

ARTICLE V
distribution of his Vested Account at the time the transfer is to occur; the amount transferred, if distributed to the Member, would qualify as a rollover contribution which the Code permits to be transferred to a plan that meets the requirements of Code Section 401(a); the current employer's plan meets the requirements of Code Section 401(a). The Member must request the transfer in writing. The trustee, named fiduciary or insurer under the plan must be willing to accept such a transfer. Such transferred amount shall be treated as a distribution under this plan.

The Nonvested Account of an Inactive Member shall remain a part of his Account until it becomes a Forfeiture; provided, however, if the Inactive Member again becomes an Employee so that his Vesting Percentage may increase, the Nonvested Account may become part of his Vested Account.

SECTION 5.04  -  WHEN BENEFITS BEGIN.

Benefits under the Plan begin when a Member retires, dies or ceases to be an Employee, whichever applies, as provided in the preceding sections of this article. Benefits which begin before Normal Retirement Date for a Member who became Totally Disabled when he was an Employee shall be deemed to begin because he is Totally Disabled. The start of benefits is subject to the qualified election procedures of Article VI.

Unless otherwise elected, benefits shall begin before the sixtieth day following the close of the Plan Year in which the latest date below occurs:

(a) The date the Member attains the earlier of (i) age 65 or (ii) the later of Normal Retirement Age or age 62.

(b)      The tenth anniversary of the Member's Entry Date.

(c)      The date the Member ceases to be an Employee.

Notwithstanding the foregoing, the failure of a Member and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 6.03, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

The Member may elect to have benefits begin after the latest date for beginning benefits described above, subject to the following provisions of this section. The Member shall make the election in writing and deliver the signed election to the Plan Administrator before Normal Retirement Date or the date he ceases to be an Employee, if later. The election must describe the form of distribution and the date benefits will begin. The Member shall not elect a date for beginning benefits or a form of distribution which would result in a benefit payable when he dies which would be more than incidental within the meaning of governmental regulations.

Benefits shall begin by the Member's Required Beginning Date, as defined in
Section 6.02. Distribution of the Vested Account resulting from Contributions made after the Member's

ARTICLE V

Required Beginning Date shall begin by the April I following the calendar year in which such Contributions were made.

If a Member receives a taxable distribution (including a withdrawal) of any part of his Vested Account, he may be subject to a Federal tax penalty. The tax penalty does not apply if the distribution is:

(a)     made on or after age 59 1/2;

(b)     made on account of the Member's death to his Beneficiary or estate;

(c)     made on account of being disabled;

(d) part of a series of periodic payments after separation from service that are substantially equal, at least annual, and based on the life expectancy of the Member or the Member and his Beneficiary; or

(e)      made after separation from service after the attainment of age 55.

In addition, no tax is imposed on amounts received and paid during the taxable year for medical expenses in an amount not to exceed that deductible under Code
Section 213. Disabled means that a Member is disabled to the extent he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration. Proof of the existence of the disability will be in such form and manner as the Secretary of the Treasury may require.

Contributions which are used to compute the Actual Deferral Percentage, as defined in Section 3.07, (Elective Deferral Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions) may be distributed upon disposition by us of substantially all of the assets used by us in a trade or business or disposition by us of our interest in a subsidiary if the transferee corporation is not a Controlled Group member, the Employee continues employment with the transferor corporation and the transferor corporation continues to maintain the Plan. The distribution must be a total distribution.

SECTION 5.05  -  WITHDRAWAL BENEFITS.

(a)      Distributions on Account of Financial Hardship

         If elected by us in Item W(2) of the Adoption Agreement, withdrawals of part of the Member's Account as provided in Item W(2) will be permitted in the event of hardship due to an immediate and heavy financial need.

         Immediate and heavy financial need shall be limited to: (i) medical expenses described in Code Section 213(d) incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in Code
         Section 152); (ii) purchase (excluding mortgage payments) of a principal residence for the Member; (iii) payment of tuition for the next

ARTICLE V
         semester or quarter of post-secondary education for the Member, his spouse, children or dependents; (iv) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or (v) any other distribution which is deemed by the Commissioner of Internal Revenue to be made on account of immediate and heavy financial need as provided in Treasury regulations. The Member's request for a withdrawal shall include his written statement that an immediate and heavy financial need exists and explain its nature.

         No withdrawal shall be allowed which is not necessary to satisfy such immediate and heavy financial need. Such withdrawal shall be deemed necessary only if all of the following requirements are met: (i) the distribution is not in excess of the amount of the immediate and heavy financial need of the Member; (ii) the Member has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by us; (iii) the Plan, and all other plans maintained by us, provide that the Member's elective contributions and employee contributions will be suspended for at least 12 months after receipt of the hardship distribution; and (iv) the Plan, and all other plans maintained by us, provide that the Member may not make elective contributions for the Member's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Member's elective contributions for the taxable year of the hardship distribution. The Plan will suspend elective contributions and employee contributions for 12 months and limit elective deferrals as provided in the preceding sentence. A Member shall not cease to be an Eligible Member, as defined in Section 3.07, merely because his elective contributions or employee contributions are suspended.

(b)      Distributions on Account of Other Withdrawals

         A Member may withdraw in a single sum any part of his Account resulting from his Voluntary Contributions subject to the limitations provided in Item W(1). If selected by us in Item W(3), withdrawals of the Member's Account as provided in Item W(3) will be permitted at any time after he attains age 59 1/2 subject to the limitations provided in Item W(3). If selected by us in Item W(4) of the Adoption Agreement - Plus, withdrawals of part of the Member's Account as provided in Item W(4) will be permitted after he has been an Active Member for at least 5 years subject to the limitations provided in Item W(4).

A request for withdrawal shall be in writing on a form furnished for that purpose and delivered to the Plan Administrator before the withdrawal is to occur. Withdrawals shall be subject to the qualified election provisions of
Article VI. A forfeiture shall not occur solely as a result of a withdrawal.

SECTION 5.06  -  LOANS TO MEMBERS.

Loans shall be made available to all Members on a reasonably equivalent basis. For purposes of this section, Member means any Member or Beneficiary who is an Employee. Loans shall not be

ARTICLE V
made to highly compensated employees, as defined in Code Section 414(q), in an amount greater than the amount made available to other Members.

No loans will be made to any shareholder-employee or owner-employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Code Section 318(a)(1)), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

A loan to a Member shall be a Member-directed investment of his Account. The loan is a Trust investment but no Account other than the borrowing Member's Account shall share in the interest paid on the loan or bear any expense or loss incurred because of the loan.

The number of outstanding loans shall be limited to one, unless otherwise specified in Item T(b)(vi). No more than one loan will be approved for any Member in any 12-month period, unless otherwise specified in Item T(b)(vii). The minimum amount of any loan shall be selected in Item T(b)(iv).

Loans must be adequately secured and bear a reasonable rate of interest.

The amount of the loan shall not exceed the maximum amount that may be treated as a loan under Code Section 72(p) (rather than a distribution) to the Member and shall be equal to the lesser of (a) or (b) below:

         (a) $50,000 reduced by the highest outstanding loan-balance of loans during the one-year period ending on the day before the new loan is made.

         (b)      The greater of (i) or (ii), reduced by (iii) below:

                  (i)      One-half of the Member's Vested Account.

                  (ii)     $10,000.

                  (iii) Any outstanding loan balance on the date the new loan is made.

For purposes of this maximum, a Member's Vested Account does not include any accumulated deductible employee contributions, as defined in Code Section 72(o)(5)(B), and all qualified employer plans, as defined in Code Section 72(p)(4), of ours and any Controlled Group member shall be treated as one plan.

The foregoing notwithstanding, the amount of such loan shall not exceed 50% of the amount of the Member's Vested Account reduced by any outstanding loan balance on the date the new loan is made. In addition, the amount of the loan may be further limited to a specified dollar amount, if Item T(b)(v) so indicates. No collateral other than a portion of the Member's Vested Account

ARTICLE V

(as limited above) shall be accepted. The Loan Administrator shall determine if the collateral is adequate for the amount of the loan requested.

A Member must obtain the consent of the Member's spouse, if any, to the, use of the Vested Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan to be so secured is made. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or a notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Vested Account is used for collateral upon renegotiation, extension, renewal, or other revision of the loan.

If a valid spousal consent has been obtained in accordance with the above, then, notwithstanding any other provision of this Plan, the portion of the Member's Vested Account used as a security interest held by the Plan by reason of a loan outstanding to the Member shall be taken into account for purposes of determining the amount of the Vested Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Member's Vested Account (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Vested Account shall be adjusted by first reducing the Vested Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

Each loan shall bear a reasonable fixed rate of interest to be determined by the Loan Administrator. In determining the interest rate, the Loan Administrator shall take into consideration fixed interest rates currently being charged by commercial lenders for loans of comparable risk on similar terms and for similar durations, so that the interest will provide for a return commensurate with rates currently charged by commercial lenders for loans made under similar circumstances. The Loan Administrator shall not discriminate among Members in the matter of interest rates; but loans granted at different times may bear different interest rates in accordance with the current appropriate standards.

The loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan. The period of repayment for any loan shall be arrived at by mutual agreement between the Loan Administrator and the Member.

The Member shall make a written application for a loan from the Plan on forms provided by the Loan Administrator. The application must specify the amount and duration requested. No loan will be approved unless the Member is creditworthy. The Member must grant authority to the Loan Administrator to investigate the Member's creditworthiness so that the loan application may be properly considered.

Information contained in the application for the loan concerning the income, liabilities, and assets of the Member will be evaluated to determine whether there is a reasonable expectation that the Member will be able to satisfy payments on the loan as due. Additionally, the Loan

ARTICLE V

Administrator will pursue any appropriate further investigations concerning the creditworthiness and/or credit history of the Member to determine whether a loan should be approved.

Each loan shall be fully documented in the form of a promissory note signed by the Member for the face amount of the loan, together with interest determined as specified above.

There will be an assignment of collateral to the Plan executed at the time the loan is made.

In those cases where repayment through payroll deduction by us is available, installments are so payable, and a payroll deduction agreement will be executed by the Member at the time of making the loan.

Where payroll deduction is not available, payments are to be timely made.

Any payment that is not by payroll deduction shall be made payable to us or the Trustee, as specified in the promissory note, and delivered to the Loan Administrator, including prepayments, service fees and penalties, if any, and other amounts due under the note.

The promissory note may provide for reasonable late payment penalties and/or service fees. Any penalties or service fees shall be applied to all Members in a nondiscriminatory manner. If the promissory note so provides, such amounts may be assessed and collected from the Account of the Member as part of the loan balance.

Each loan may be paid prior to maturity, in part or in full, without penalty or service fee, except a may be set out in the promissory note.

If any amount remains unpaid for more than 31 days after due, a default is deemed to occur.

Upon default, the Plan has the right to pursue any remedy available by law to satisfy the amount due, along with accrued interest, including the right to enforce its claim against the security pledged and execute upon the collateral as allowed by law.

If any payment of principal or interest or any other amount due under the promissory note, or any portion thereof, is not made for a period of 90 days after due, the entire principal balance whether or not otherwise then due, shall become immediately due and payable without demand or notice, and subject to collection or satisfaction by any lawful means, including specifically but not limited to the right to enforce the claim against the security pledged and to execute upon the collateral as allowed by law.

In the event of default, foreclosure on the note and attachment of security or use of amounts pledged to satisfy the amount then due, will not occur until a distributable event occurs in accordance with the Plan, and will not occur to an extent greater than the amount then available upon any distributable event which has occurred under the Plan.

All reasonable costs and expenses, including but not limited to attorney's fees, incurred by the Plan in connection with any default or in any proceeding to enforce any provision of a

ARTICLE V
promissory note or instrument by which a promissory note for a Member loan is secured, shall be assessed and collected from the Account of the Member as part of the loan balance.

If payroll deduction is being utilized, in the event that a Member's available payroll deduction amounts in any given month are insufficient to satisfy the total amount due, there will be an increase in the amount taken subsequently, sufficient to make up the amount that is then due. If the subsequent deduction is also insufficient to satisfy the amount due within 31 days, a default is deemed to occur as above. If any amount remains past due more than 90 days, the entire principal amount, whether or not otherwise then due, along with interest then accrued and any other amount then due under the promissory note, shall become due and payable, as above.

If the Member ceases to be an Employee, the balance of the outstanding loan becomes due and payable, and the Member's Vested Account will be used as available for distribution(s) to pay the outstanding loan. The Member's Vested Account will not be used to pay any amount due under the outstanding loan before the date which is 31 days after the date he ceased to be an Employee, and the Member may elect to repay the outstanding loan with interest on the day of repayment. If no distributable event has occurred under the Plan at the time that the Member's Vested Account would otherwise be used under this provision to pay any amount due under the outstanding loan, this will not occur until the time, or in excess of the extent to which, a distributable event occurs under the Plan.

ARTICLE V

ARTICLE VI
DISTRIBUTION OF BENEFITS

The provisions of this article shall apply on or after August 23, 1984, to any Member who is credited with at least one Hour of Service or one hour of paid leave on or after that date and to such other Members as provided in Section
6.05. If the Effective Date of our Plan is before January 1, 1984, the provisions of the Prior Plan as in effect on the day before the TEFRA Compliance Date shall apply before August 23, 1984. If the Effective Date of our Plan is on or after January 1, 1984, and before August 23, 1984, the provisions of the Plan as originally adopted shall apply before August 23, 1984.

SECTION 6.01  -  AUTOMATIC FORMS OF DISTRIBUTION.

Unless a qualified election of an optional form of benefit has been made within the election period (see Section 6.03), the automatic form of benefit payable to or on behalf of a Member is determined as follows:

(a) The automatic form of retirement benefit for a Member who does not die before his Annuity Starting Date shall be the Qualified Joint and Survivor Form.

(b) The automatic form of death benefit for a Member who dies before his Annuity Starting Date shall be:

         (1) A Qualified Preretirement Survivor Annuity for a Member who has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his death. The spouse may elect to start receiving the death benefit on any first day of the month on or after the Member dies and by the date the Member would have been age 70 1/2. If the spouse dies before benefits start, the Member's Vested Account, determined as of the date of the spouse's death, shall be paid to the spouse's Beneficiary.

         (2) A single sum payment to the Member's Beneficiary for a Member who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity.

         Before a death benefit will be paid on account of the death of a Member who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity, it must be established to the satisfaction of a plan representative that the Member does not have such a spouse.

SECTION 6.02  -  OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS.

         (a)      For purposes of this section, the following terms are defined:

                  APPLICABLE LIFE EXPECTANCY means Life Expectancy (or Joint and Last Survivor Expectancy) calculated using the attained age of the Member (or Designated

ARTICLE VI

                  Beneficiary) as of the Member's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated such succeeding calendar year.

                  DESIGNATED BENEFICIARY means the individual who is designated as the beneficiary under the Plan in accordance with Code
                  Section 401(a)(9) and the regulations thereunder.

                  DISTRIBUTION CALENDAR YEAR means a calendar year for which a minimum distribution is required. For distributions beginning before the Member's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member's Required Beginning Date. For distributions beginning after the Member's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to (e) below.

                  JOINT AND LAST SURVIVOR EXPECTANCY means joint and last survivor expectancy computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations.

                  Unless otherwise elected by the Member (or spouse, in the case of distributions described in (e)(2)(ii) below) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Member (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

                  LIFE EXPECTANCY means life expectancy computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations.

                  Unless otherwise elected by the Member (or spouse, in the case of distributions described in (e)(2)(ii) below) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Member (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

                  MEMBER'S BENEFIT means

                  (1) The Account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of the dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

ARTICLE VI

                  (2) For purposes of (1) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

                  REQUIRED BEGINNING DATE means, for a Member, the first day of April of the calendar year following the calendar year in which the Member attains age 70 1/2, unless otherwise provided in (1), (2) or (3) below:

                  (1) The Required Beginning Date for a Member who attains age 70 1/2 before January 1, 1988, and who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                  (2) The Required Beginning Date for a Member who attains age 70 1/2 before January 1, 1988, and who is a 5-percent owner is the first day of April of the calendar year following the later of

                           (i) the calendar year in which the Member attains age 70 1/2, or

                           (ii) the earlier of the calendar year with or within which ends the Plan Year in which the Member becomes a 5-percent owner, or the calendar year in which the Member retires.

                  (3) The Required Beginning Date of a Member who is not a 5-percent owner and who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                  A Member is treated as a 5-percent owner for purposes of this section if such Member is a 5-percent owner as defined in Code
                  Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

                  Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the Member ceases to be a 5-percent owner in a subsequent year.

         (b) The optional forms of retirement benefit shall be the following: a straight life annuity; single life annuities with certain periods of five, ten, or fifteen years; a single life annuity with installment refund; survivorship life annuities with installment refund and survivor percentages of 50, 66 2/3, or 100; fixed period annuities for any period of whole months which is not less than sixty and does not

ARTICLE VI
                  exceed the Life Expectancy of the Member and the named Beneficiary as provided in (d) below where the Life Expectancy is not recalculated; and a series of installments chosen by the Member with a minimum payment each year beginning with the year the Member turns age 70 1/2. The payment for the first year in which a minimum payment is required will be made by April 1 of the following calendar year. The payment for the second year and each successive year will be made by December 31 of that year. The minimum payment will be based on a period equal to the Joint and Last Survivor Expectancy of the Member and the Member's spouse, if any, as provided in (d) below where the Joint and Last Survivor Expectancy is recalculated. The balance of the Member's Vested Account, if any, will be payable on the Member's death to his Beneficiary in a single sum. If not prohibited in Item Y of the Adoption Agreement --Plus, a single sum payment is also available.

                  Election of an optional form is subject to the qualified election provisions of Article VI.

                  Any annuity contract distributed shall be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Member or spouse shall comply with the requirements of this Plan.

         (c) The optional forms of death benefit are a single sum payment and any annuity that is an optional form of retirement benefit. However, a series of installments shall not be available if the Beneficiary is not the spouse of the deceased Member.

         (d) Subject to Section 6.01, joint and survivor annuity requirements, the requirements of this section shall Apply to any distribution of a Member's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this section apply to calendar years beginning after December 31, 1984.

                  All distributions required under this section shall be determined and made in accordance with the proposed regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the proposed regulations.

                  The entire interest of a Member must be distributed or begin to be distributed no later than the Member's Required Beginning Date.

                  As of the first Distribution Calendar Year, distributions, if not made in a single sum, may only be made over one of the following periods (or combination thereof):

                  (1)      the life of the Member,

                  (2)      the life of the Member and a Designated Beneficiary,

ARTICLE VI

                  (3) a period certain not extending beyond the Life Expectancy of the Member, or

                  (4) a period certain not extending beyond the Joint and Last Survivor Expectancy of the Member and a Designated Beneficiary.

                  If the Member's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

                  (5)      Individual account:

                           (i) If a Member's Benefit is to be distributed over

                                    (A)     a period not extending beyond the
                                            Life Expectancy of the Member or the
                                            Joint Life and Last Survivor
                                            Expectancy of the Member and the
                                            Member's Designated Beneficiary or

                                    (B)      a period not extending beyond the
                                             Life Expectancy of the Designated
                                             Beneficiary,

                                    the amount required to be distributed for each calendar year beginning with the distributions for the first Distribution Calendar Year, must be at least equal to the quotient obtained by dividing the Member's Benefit by the Applicable Life Expectancy.

                           (ii) For calendar years beginning before January 1, 1989, if the Member's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Member.

                           (iii) For calendar year beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Member Benefit by the lesser of

                                    (A)    the Applicable Life Expectancy or

                                    (B)    if the Member's spouse is not the
                                           Designated Beneficiary, the
                                           applicable divisor determined from
                                           the table set forth in Q&A-4 of
                                           section 1.401(a)(9)-2 of the proposed
                                           regulations.

                                    Distributions after the death of the Member shall be distributed using the Applicable Life Expectancy in (5)(i) above as the

ARTICLE VI
                                    relevant divisor without regard to Proposed
                                    Regulations section 1.401(a)(9)-2.

                           (iv) The minimum distribution required for the Member's first Distribution Calendar Year must be made on or before the Member's Required Beginning Date. The minimum distribution for the Distribution Calendar Year for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Member's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

                  (6)      Other forms:

                           (i) If the Member's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the proposed regulations thereunder.

         (e)      Death distribution provisions:

                  (1) Distribution beginning before death. If the Member dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Member's death.

                  (2) Distribution beginning after death. If the Member dies before distribution of his interest begins, distribution of the Member's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death except to the extent that an election is made to receive distributions in accordance with (i) or
                           (ii) below:

                           (i) if any portion of the Member's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Member died;

                           (ii) if the Designated Beneficiary is the Member's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of

                                    (A)     December 31 of the calendar year
                                            immediately following the calendar
                                            year in which the Member died and


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ARTICLE VI

                                    (B)      December 31 of the calendar year in
                                             which the Member would have
                                             attained age 70 1/2.

                           If the Member has not made an election pursuant to this (e)(2) by the time of his death, the Member's Designated Beneficiary must elect the method of distribution no later than the earlier of

                           (iii) December 31 of the calendar year in which distributions would be required to begin under this subparagraph, or

                           (iv) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Member.

                           If the Member has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Member's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

                  (3) For purposes of (e)(2) above, if the surviving spouse dies after the Member, but before payments to such spouse begin, the provisions of (e)(2) above, with the exception of (e)(2)(ii) therein, shall be applied as if the surviving spouse were the Member.

                  (4) For purposes of this (e), any amount paid to a child of the Member will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                  (5) For purposes of this (e), distribution of a Member's interest is considered to begin on the Member's Required Beginning Date (or if (e)(3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to (e)(2) above). If distribution in the form of an annuity irrevocably commences to the Member before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

SECTION 6.03  -  ELECTION PROCEDURES.

The Member, Beneficiary, or spouse shall make any election under this section in writing. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made. Any election permitted under (a) and (b) below shall be subject to the qualified election provisions of
(c) below.

(a) Retirement Benefits. A Member may elect his Beneficiary or Contingent Annuitant and may elect to have retirement benefits distributed under any of the optional forms of retirement benefit described in Section 6.02.

ARTICLE VI

(b) Death Benefits. A Member may elect his Beneficiary and may elect to have death benefits distributed under any of the optional forms of death benefit described in Section 6.02.

         If the Member has not elected an optional form of distribution for the death benefit payable to his Beneficiary, the Beneficiary may, for his own benefit, elect the form of distribution, in like manner as a Member.

         The Member may waive the Qualified Preretirement Survivor Annuity by naming someone other than his spouse as Beneficiary.

         In lieu of the Qualified Preretirement Survivor Annuity described in
         Section 6.01, the spouse may, for his own benefit, waive the Qualified Preretirement Survivor Annuity by electing to have the benefit distributed under any of the optional forms of death benefit described in Section 6.02.

  (c) Qualified Election. The Member, Beneficiary or spouse may make an election at any time during the election period. The Member, Beneficiary, or spouse may revoke the election made (or make a new election) at any time and any number of times during the election period. An election is effective only if it meets the consent requirements below.

         The election period as to retirement benefits is the 90-day period ending on the Annuity Starting Date. An election to waive the Qualified Joint and Survivor Form may not be made before the date he is provided with the notice of the ability to waive the Qualified Joint and Survivor Form. If the Member elects the series of installments, he may elect on any later date to have the balance of his Vested Account paid under any of the optional forms of retirement benefit available under the Plan. His election period for this election is the 90-day period ending on the Annuity Starting Date for the optional form of retirement benefit elected.

         A Member may make an election as to death benefits at any time before he dies. The spouse's election period begins on the date the Member dies and ends on the date benefits begin. The Beneficiary's election period begins on the date the Member dies and ends on the date benefits begin. An election to waive the Qualified Preretirement Survivor Annuity may not be made by the Member before the date he is provided with the notice of the ability to waive the Qualified Preretirement Survivor Annuity. A Member's election to waive the Qualified Preretirement Survivor Annuity which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date. An election made by a Member after he ceases to be an Employee will not become invalid on the first day of the Plan Year in which he reaches age 35 with respect to death benefits from that part of his Account resulting from Contributions made before he ceased to be an Employee.

         If the Member's Vested Account has at any time exceeded $3,500, any benefit which is (1) immediately distributable or (2) payable in a form other than a Qualified Joint and

ARTICLE VI

         Survivor Form or a Qualified Preretirement Survivor Annuity requires the consent of the Member and the Member's spouse (or where either the Member or the spouse has died, the survivor). The consent of the Member or spouse to a benefit which is immediately distributable must not be made before the date the Member or spouse is provided with the notice of the ability to defer the distribution. Such consent shall be made in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. Spousal consent is not required for a benefit which is immediately distributable in a Qualified Joint and Survivor Form. Furthermore, if spousal consent is not required because the Member is electing an optional form of retirement benefit that is not a life annuity pursuant to (d) below, only the Member need consent to the distribution of a benefit payable in a form that is not a life annuity and which is immediately distributable. Neither the consent of the Member nor the Member's spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code
         Section 415. A benefit is immediately distributable if any part of the benefit could be distributed to the Member (or surviving spouse) before the Member attains (or would have attained if not deceased) the older of Normal Retirement Age or age 62. If the Qualified Joint and Survivor Form is waived, the spouse has the right to limit consent only to a specific Beneficiary or a specific form of benefit. The spouse can relinquish one or both such rights. Such consent shall be made in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. If the Qualified Preretirement Survivor Annuity is waived, the spouse has the right to limit consent only to a specific Beneficiary. Such consent shall be in writing. The spouse's consent shall be witnessed by a plan representative or notary public. The spouse's consent must acknowledge the effect of the election, including that the spouse had the right to limit consent only to a specific Beneficiary or a specific form of benefit, if applicable, and that the relinquishment of one or both such rights was voluntary. Unless the consent of the spouse expressly permits designations by the Member without a requirement of further consent by the spouse, the spouse's consent must be limited to the form of benefit, if applicable, and the Beneficiary (including any Contingent Annuitant), class of Beneficiaries, or contingent Beneficiary named in the election. Spousal consent is not required, however, if the Member establishes to the satisfaction of the plan representative that the consent of the spouse cannot be obtained because there is no spouse or the spouse cannot be located. A spouse's consent under this paragraph shall not be valid with respect to any other spouse. A Member may revoke a prior election without the consent of the spouse. Any new election will require a new spousal consent, unless the consent of the spouse expressly permits such election by the Member without further consent by the spouse. A spouse's consent may be revoked at any time within the Member's election period.

         Before the first Yearly Date in 1989, the Member's Account which results from deductible Voluntary Contributions shall not be taken into account in determining whether the Member's Vested Account has exceeded $3,500 and an election as to the distribution of a Member's Vested Account which results from deductible Voluntary Contributions is not subject to the consent requirements above and may be made any time before such distribution is to begin.

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
  (d) Special Rule for Profit Sharing Plans. As provided in the preceding provisions of the Plan, if a Member has a spouse to whom he has been continuously married throughout the one-year period ending on the date of the Member's death, the Member's Vested Account, including the proceeds payable under any Insurance Policy on the Member's life, shall be paid to such spouse. However, if there is no such spouse or if the surviving spouse has already consented in a manner conforming to the qualified election requirements in (c) above, the Vested Account shall be payable to the Member's Beneficiary in the event of the Member's death.

         The Member may waive the spousal death benefit described above at any time provided that no such waiver shall be effective unless it satisfies the conditions of (c) above (other than the notification requirement referred to therein) that would apply to the Member's waiver of the Qualified Preretirement Survivor Annuity.

         This subsection (d) applies if with respect to the Member, the Plan is not a direct or indirect transferee after December 31, 1984, of a defined benefit plan, money purchase plan (including a target plan), stock bonus or profit sharing plan which is subject to the survivor annuity requirements of Code Section 401(a)(11) and Code Section 417. If the above condition is met, spousal consent is not required for electing an optional form of retirement benefit that is not a life annuity. If the above condition is not met, the consent requirements of this Article shall be operative.

SECTION 6.04  -  NOTICE REQUIREMENTS.

(a) Optional forms of retirement benefit. The Plan Administrator shall furnish to the Member and the Member's spouse a written explanation of the optional forms of retirement benefit in Section 6.02, including the material features and relative values of these options, in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and the right of the Member and the Member's spouse to defer distribution until the benefit is no longer immediately distributable. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Member and the Member's spouse no less than 30 days and no more than 90 days before the Annuity Starting Date.

(b) Qualified Joint and Survivor Form. The Plan Administrator shall furnish to the Member a written explanation of the following: the terms and conditions of the Qualified Joint and Survivor Form; the Member's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Form; the rights of the Member's spouse; and the right to revoke an election and the effect of such a revocation. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Member no less than 30 days and no more than 90 days before the Annuity Starting Date.

        After the written explanation is given, a Member or spouse may make written request for additional information. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Member or spouse within thirty days from the date

ARTICLE VI
         of the written request. The Plan Administrator does not need to comply with more than one such request by a Member or spouse.

        The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Joint and Survivor Form and the financial effect upon the Member's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Joint and Survivor Form.

(c) Qualified Preretirement Survivor Annuity. The Plan Administrator shall furnish to the Member a written explanation of the following: the terms and conditions of the Qualified Preretirement Survivor Annuity; the Member's right to make, and the effect of, an election to waive the Qualified Preretirement Survivor Annuity; the rights of the Member's spouse; and the right to revoke an election and the effect of such a revocation. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Member within the applicable period. The applicable period for a Member is whichever of the following periods ends last:

         (1) the period beginning one year before the date the individual becomes a Member and ending one year after such date; or

        (2) the period beginning one year before the date the Member's spouse is first entitled to a Qualified Preretirement Survivor Annuity and ending one year after such date.

        If such notice is given before the period beginning with the first day of the Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35, an additional notice shall be given within such period. If a Member ceases to be an Employee before attaining age 35, an additional notice shall be given within the period beginning one year before the date he ceases to be an Employee and ending one year after such date.

        After the written explanation is given, a Member or spouse may make written request for additional information. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Member or spouse within thirty days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Member or spouse.

        The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Preretirement Survivor Annuity and the financial effect upon the spouse's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Preretirement Survivor Annuity.

SECTION 6.05  -  TRANSITIONAL RULES.

In modification of the preceding provisions of this Plan, distributions (including distributions to a five-percent owner of us) may be made in a form which would not have caused this Plan to be

ARTICLE VI
disqualified under Code Section 401(a)(9) as in effect before the TEFRA Compliance Date. The form must be elected by the Member or, if the Member has died, by the Beneficiary. The election must be made in writing and signed before January 1, 1984. The election will only be applicable if the Member has an Account as of December 31, 1983. The Member's or Beneficiary's election must specify when the distribution is to begin, the form of distribution and the Contingent Annuitant and/or Beneficiaries listed in the order of priority, if applicable.

A distribution upon death will not be covered by this transitional rule unless the election contains the required information described above with respect to the distributions to be made when the Member dies. Distributions in the process of payment on January 1, 1984, are deemed to meet the above requirements if the form of distribution was elected in writing and the form met the requirements of Code Section 401(a)(9) as in effect before the TEFRA Compliance Date. If the election under this paragraph is revoked, any subsequent distribution must meet the requirements of Code Section 401(a)(9) and the proposed regulations thereunder. If an election is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the proposed regulations thereunder, but for the Code Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distribution must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the proposed regulations. Any changes in the election will be considered a revocation of the election. However, the mere substitution or addition of another Beneficiary (one not named in the election) under the election will not be considered to be a revocation of the election, so long as such substitution or addition does not alter the period over which distributions are to be made under the election, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of section 1.401(a)(9)-l of the proposed regulations shall apply. A Member's election of an optional form of retirement benefit shall be subject to his spouse's consent as provided in Section 6.03.

A Member, who would not otherwise receive the benefits prescribed by the previous sections of this article, will be entitled to the following benefits:

        (a) If he is living and not receiving benefits on August 23, 1984, he will be given the opportunity to elect to have the prior sections of this article apply, if he is credited with at least one Hour of Service under this Plan or a predecessor plan in a plan year beginning on or after January 1, 1976, and he had at least ten Years of Service when he separated from service.

        (b) If he is living and not receiving benefits on August 23, 1984, he will be given the opportunity to elect to have his benefits paid according to the following provisions of this section, if he is credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and he is not credited with any service in a plan year beginning on or after January 1, 1976.

ARTICLE VI

The respective opportunities to elect (as described in (a) and (b) above) must be afforded to the appropriate Members during the period beginning on August 23, 1984, and ending on the date benefits would otherwise begin to such Member.

Any Member who has elected according to (b) above and any member who does not elect under (a) above or who meets the requirements of (a) above except that such Member does not have at least ten Years of Service when he separated from service, shall have his benefits distributed in accordance with the following if benefits would have been payable in the form of a life annuity:

(c) Automatic joint and survivor annuity. If benefits in the form of a life annuity become payable to a married Member who:

         (1) begins to receive payments under the Plan on or after Normal Retirement Age; or

         (2) dies on or after Normal Retirement Age while still working for us; or

         (3) begins to receive payments on or after the qualified early retirement age; or

         (4) separates from service on or after attaining Normal Retirement Age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

         then such benefits will be paid under the Qualified Joint and Survivor Form, unless the Member has elected otherwise during the election period. The election period must begin at least six months before the Member attains qualified early retirement age and end not more than 90 days before benefits begin. Any election hereunder will be in writing and may be changed by the Member at any time.

(d) Election of early survivor annuity. A Member who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a Qualified Preretirement Survivor Annuity payable on death. Any election under this provision will be in writing and may be changed by the Member at any time. The election period begins on the later of (1) the 90th day before the Member attains the qualified early retirement age, or (2) the Member's Entry Date, and ends on the date the Member terminates employment.

(e) For purposes of this paragraph, qualified early retirement age is the latest of:

         (1) the earliest date, under the Plan, on which the Member may elect to receive retirement benefits,

         (2) the first day of the 120th month beginning before the Member reaches Normal Retirement Age, or

         (3)      the Member's Entry Date.

ARTICLE VI

ARTICLE VII
TERMINATION OF PLAN


We expect to continue the Plan indefinitely, but reserve the right to terminate the Plan in whole or in part at any time upon giving written notice to all parties concerned. Complete discontinuance of Contributions constitutes complete termination of Plan.

The Account of each Member shall be fully (100%) vested and nonforfeitable as of the effective date of complete termination of the Plan. The Account of each Member who becomes an Inactive Member because he is no longer an Eligible Employee due to partial termination of the Plan shall be fully (100%) vested and nonforfeitable as of the effective date of the partial Plan termination. If a Member ceased to be an Employee before partial termination of the Plan but otherwise would have become an Inactive Member upon partial termination due to no longer being an Eligible Employee, his Account shall be fully (100%) vested and nonforfeitable as of the effective date of the partial termination of the Plan. An Inactive Member's Vested Account shall continue to participate in the earnings credited, expenses charged and any appreciation or depreciation of the Investment Fund until the Vested Account is distributed. A distribution under this article shall be a retirement benefit and shall be distributed to the Member according to the provisions of Article VI.

A Member's Account which does not result from Contributions which are used to compute the Actual Deferral Percentage, as defined in Section 3.07, may be distributed to the Member after the effective date of the complete or partial Plan termination. A Member's Account resulting from Contributions which are used to compute such percentage (Elective Deferral Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions) may be distributed upon termination of the Plan without the establishment of another defined contribution plan.

Upon complete termination of the Plan, no more Employees shall become Members and no more Contributions shall be made.

The assets of this Plan shall not be paid to us at any time, except that, after the satisfaction of all liabilities under the Plan, any assets remaining may be paid to us. The payment may not be made if it would contravene any provision of law.

ARTICLE VII

ARTICLE VIII
ADMINISTRATION OF PLAN


SECTION 8.01 - ADMINISTRATION.

Subject to the provisions of this article, the Plan Administrator has complete control of the administration of the Plan. The Plan Administrator has all the powers necessary for it to properly carry out its administrative duties. Not in limitation, but in amplification of the foregoing, the Plan Administrator has the power to construe the Plan and to determine all questions that may arise under the Plan, including all questions relating to the eligibility of Employees to participate in the Plan and the amount of benefit to which any Member, Beneficiary, spouse, or Contingent Annuitant may become entitled. The Plan Administrator's decisions upon all matters within the scope of its authority are final.

Unless otherwise set out in the Plan or Annuity Contract, the Plan Administrator may delegate recordkeeping and other duties which are necessary to assist it with the administration of the Plan to any person or firm which agrees to accept such duties. The Plan Administrator shall be entitled to rely upon all tables, valuations, certificates, and reports furnished by the consultant or actuary appointed by the Plan Administrator and upon all opinions given by any counsel selected or approved by the Plan Administrator.

The Plan Administrator shall receive all claims for benefits by Members, former Members, Beneficiaries, spouses, and Contingent Annuitants. The Plan Administrator shall determine all facts necessary to establish the right of any Claimant to benefits and the amount of those benefits under the provisions of the Plan. The Plan Administrator may establish rules and procedures to be followed by Claimants in filing claims for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Plan.

SECTION 8.02 - RECORDS.

All acts and determinations of the Plan Administrator shall be duly recorded. All these records, together with other documents necessary for the administration of the Plan, shall be preserved in the Plan Administrator's custody.

Writing (handwriting, typing, printing), photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording, or other forms of data compilation shall be acceptable means of keeping records.

SECTION 8.03  -  INFORMATION AVAILABLE.

Any Member in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan, the contract, or any other instrument under which the Plan was established or is operated. The Plan Administrator shall maintain all of the items listed in this section in its office, or in such other place or places as it may designate in order to comply with governmental regulations. These items may be examined during

ARTICLE VIII
reasonable business hours. Upon the written request of a Member or Beneficiary receiving benefits under the Plan, the Plan Administrator shall furnish him with a copy of any of these items. The Plan Administrator may make a reasonable charge to the requesting person for the copy.

SECTION 8.04  -  CLAIM AND APPEAL PROCEDURES.

A Claimant must submit any required forms and pertinent information when making claim for benefits under the Plan.

If a claim for benefits under the Plan is denied, the Plan Administrator shall provide adequate written notice to any Claimant whose claim for benefits under the Plan has been denied. The notice must be furnished within ninety days of the date that the claim is received by the Plan Administrator. The Claimant shall be notified in writing within this initial ninety-day period if special circumstances require an extension of time needed to process the claim and the date by which the Plan Administrator's decision is expected to be rendered. The written notice shall be furnished no later than 180 days after the date the claim was received by the Plan Administrator.

The Plan Administrator's notice to the Claimant shall specify the reason for the denial; specify references to pertinent Plan provisions on which denial is based; describe any additional material and information needed for the Claimant to perfect his claim for benefits; explain why the material and information is needed; inform the Claimant that any appeal he wishes to make must be made in writing to the Plan Administrator within sixty days after receipt of the Plan Administrator's notice of denial of benefits and that failure to make the written appeal within such sixty-day period renders the Plan Administrator's determination of such denial final, binding and conclusive.

If the Claimant appeals to the Plan Administrator, the Claimant, or his authorized representative, may submit in writing whatever issues and comments the Claimant, or the representative, feels are pertinent. The Claimant, or the authorized representative, may review pertinent Plan documents. The Plan Administrator shall reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Plan Administrator shall advise the Claimant of its decision within sixty days of his written request for review, unless special circumstances (such as a hearing) would make rendering a decision within the sixty-day limit unfeasible. The Claimant shall be notified within the sixty-day limit if an extension is necessary. The Plan Administrator shall render a decision on a claim for benefits no later than 120 days after the request for review is received.

SECTION 8.05 - UNCLAIMED VESTED ACCOUNT PROCEDURES.

If a Member or the Member's spouse or Beneficiary does not claim the Member's Vested Account, the Vested Account may be forfeited and applied according to the provisions of Section 3.04. An unclaimed Vested Account shall not be forfeited until the latest of the date the Member attains age 62, attains Normal Retirement Age, or six months after the date the Member, spouse, or Beneficiary is notified, by certified or registered mail addressed to his last known address, that he is entitled to a benefit. If by the latest date above, the Member, spouse, or Beneficiary has not

ARTICLE VIII
claimed the Vested Account or made his whereabouts known in writing, the Plan Administrator may treat the Vested Account as a Forfeiture.

If a Member's Vested Account is forfeited according to the provisions of the above paragraph and the Member or the Member's spouse or Beneficiary at any time makes a claim for benefits, the forfeited Vested Account shall be reinstated, unadjusted for any gains or losses occurring after the date it was forfeited. The reinstated Vested Account shall then be distributed to the Member, spouse, or Beneficiary according to the preceding provisions of the Plan.

SECTION 8.06  -  DELEGATION OF AUTHORITY.

All or any part of the administrative duties and responsibilities under this article may be delegated by the Plan Administrator to a retirement committee. The duties and responsibilities of the retirement committee shall be set out in a separate written agreement.

ARTICLE VIII

ARTICLE VIIIA
TRUST PROVISIONS


SECTION 8A.01  -  THE TRUST AND TRUST FUND.

If Item T(1) is selected, we have established this Trust by executing the attached Adoption Agreement. The Trust is established for the purpose of holding and distributing the Trust Fund under the provisions of the Plan. The Trust is construed, regulated, and administered under the law of the state in which we have our principal office.

The Trust Fund consists of the total funds held under the Trust for the purpose of providing benefits for Members. These funds result from Contributions made under the Plan, which are forwarded to the Trustee to be deposited in the Trust Fund. The Trust Fund shall be valued at current fair market value as of the last day of the last calendar month ending in the Plan Year and, at the discretion of the Trustee, may be valued more frequently. The valuation shall take into consideration investment earnings credited, expenses charged, payments made, and changes in the values of the assets held in the Trust Fund. The Account of a Member shall be credited with its share of the gains and losses of the Trust Fund. That part of a Member's Account invested in a funding arrangement which establishes an account or accounts for such Member thereunder shall be credited with the gain or loss from such account or accounts. That part of a Member's Account which is invested in other funding arrangements shall be credited with a proportionate share of the gain or loss of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of the part of the Member's Account invested in such funding arrangement to the total of the Trust Fund invested in such funding arrangement.

SECTION 8A.02  -  THE TRUSTEE.

We have appointed the Trustee named in Item T. We have the power to appoint an additional or successor Trustee or remove a Trustee at any time by amending the Adoption Agreement.

The Trustee accepts this appointment by executing the Adoption Agreement or an amendment to it. A Trustee may resign at any time upon thirty days written notice to us. If a Trustee is removed, resigns or dies, the successor Trustee whom we appoint has the same powers and duties as the Trustee replaced. Pending the appointment of and acceptance of the successor Trustee, a remaining Trustee has full power to act. When appointment has been accepted by a successor Trustee, the removed or resigning Trustee must assign, transfer, pay over, and deliver to the successor Trustee all of the assets which then constitute the Trust Fund.

If there are two or more persons appointed as Trustees, the Trustees may, in writing, name one of their number to act in the execution of all documents relating to the Plan and Trust. When more than two persons have been appointed as Trustee, all acts and decisions shall be made by majority vote.

SECTION 8A.03  -  DUTIES OF TRUSTEE.

ARTICLE VIIIA

It is the duty of the Trustee to accept and hold the Trust Fund and administer it according to the provisions of the Trust. The Trustee has no duty to demand or require that Contributions be made to the Trust, nor shall a Trustee be liable to determine the amount of any Contributions to the Trust.

The Plan is administered by the Plan Administrator. The Trustee is not responsible for any aspect of its administration. The Trustee is not required to look into any action taken by the Named Fiduciary, Plan Administrator, or us and will be fully protected in taking, permitting or omitting any action on the basis of our actions. Any action by the Named Fiduciary, Plan Administrator, or us according to the Plan provisions shall be evidenced in writing. We will indemnify the Trustee by satisfying any liabilities the Trustee may incur in acting in accordance with the Trust provisions upon written instruction from the Named Fiduciary, Plan Administrator, or us.

SECTION 8A.04  -  POWERS OF TRUSTEE.

Except where the Plan expressly provides that the Trustee is subject to the direction of the Named Fiduciary, Plan Administrator, or us, the Trustee is authorized and empowered

(a) to apply for and invest all or any part of the assets of the Trust Fund in the Annuity Contract, an Insurance Policy, or both, issued by the Insurer and to hold the Annuity Contract and any Insurance Policy as owner;

(b) to invest and reinvest all or any part of the assets of the Trust Fund in any bonds, debentures, notes, mortgages or mortgage participations, preferred stocks, common stocks or other securities, or other real or personal properties;

(c) to sell, exchange, convey, transfer, or otherwise dispose of any property held by it, by private contract or at public auction;

(d) to exercise the voting rights of any stocks, bonds or other securities and to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property held in the Trust Fund;

(e) to retain in cash an amount which the Trustee considers advisable, and to deposit cash in any depository selected by it, without liability for interest;

(f) to make, execute, acknowledge, and deliver any instruments necessary to carry out the powers granted it;

(g) to employ such agents, actuaries, clerical help, custodians, and others as are needed to carry out the Trustee's duties;

(h) to consult with legal counsel, including our counsel, with respect to the meaning or construction of, or the Trustee's obligations or duties under, the Plan and Trust, or with

ARTICLE VIIIA
         respect to any action or proceeding or any question of law. The Trustee shall be fully protected with respect to any action it takes in good faith pursuant to the advice of such counsel.

(i) to enforce any right, obligation, or claim and, in its absolute discretion, to protect in any way the interest of the Trust Fund and if the Trustee considers such an action to be in the best interest of the Trust Fund, to abstain from the enforcement of any right, obligation, or claim and to abandon any property it has held.

SECTION 8A.05 - EXPENSES.

We pay the expenses incurred by the Trustee in the performance of its duties, any fees for legal services rendered to the Trustee, and compensation to the Trustee which we have mutually agreed upon in writing. The Trustee may charge against the Trust Fund taxes imposed with respect to the Trust Fund or its income.

SECTION 8A.06 - ACCOUNTING.

The Trustee shall maintain accurate and detailed records on all receipts, investments, disbursements, and other transactions performed in its capacity as Trustee. These records must be open to inspection and audit by the Plan Administrator, Named Fiduciary, and us at all reasonable times.

Writing (handwriting, typing, printing), photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording, or other forms of data compilation shall be acceptable means of keeping records.

The Trustee shall file all reports, returns, and information required under the Code and regulations and rulings issued under the Code.

The Trustee shall file with us an accounting of its transactions as soon as practical after each Yearly Date or any other date we may specify. Any report or accounting which the Trustee files with us is open to inspection by a Member for a period of sixty days following the date it is filed. At the end of the sixty-day period, the Trustee is released and discharged as to any matters set forth in the report or account, except with respect to any act or omission as to which a Member, the Plan Administrator, the Named Fiduciary or we have filed a written objection within the sixty-day period.

ARTICLE VIIIA

ARTICLE IX
GENERAL PROVISIONS


SECTION 9.01 - AMENDMENTS.

We may amend a selection or specification in the Adoption Agreement at any time, including any remedial retroactive changes (within the time specified by Internal Revenue Service regulation) to comply with any law or regulation issued by any governmental agency to which the Plan is subject. An amendment may not diminish or adversely affect any accrued interest or benefit of Members or their Beneficiaries or eliminate an optional form of distribution with respect to benefits attributable to service before the amendment nor allow reversion or diversion of Plan assets to us at any time, except as may be required to comply with any law or regulation issued by any governmental agency to which the Plan is subject. No amendment to this Plan shall be effective to the extent that it has the effect of decreasing a Member's accrued benefit. However, a Member's Account may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Member's Account or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Member as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment. We may amend the Plan by adding overriding plan language to the Adoption Agreement in order to satisfy Code Sections 415 and 416 because of the required aggregation of multiple plans under those sections. We may amend the Plan by adding certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. An amendment to this Plan will be forwarded to Principal Mutual Life Insurance Company, the prototype plan sponsor.

If we amend the Plan for any reason other than those set out above or if the Plan loses its qualified status, the Plan shall not be a prototype plan within the meaning of governmental regulations. In that event, Principal Mutual Life Insurance Company will not be the prototype plan sponsor and the Plan will not be a prototype plan. As the Employer, we reserve the right to continue our retirement program under a document separate and distinct from this Plan. In such event, all rights and obligations of any Member, Beneficiary, or of ours under this document shall cease. Assets held in support of this Plan will be transferred to the designated funding medium under the new or restated plan and, if applicable, trust, in the manner permitted under, and subject to the provisions of, the Annuity Contract.

We delegate authority to amend this Plan to Principal Mutual Life Insurance Company as sponsor. We hereby consent to any such amendment. However, no such amendment shall increase the duties of the Named Fiduciary without his consent. Such an amendment shall not deprive any Member or Beneficiary of any accrued benefit except to the extent necessary to comply with any law or regulation issued by any governmental agency to which this Plan is

ARTICLE IX
subject. Such an amendment shall not provide that the Investment Fund be used for any purpose other than the exclusive benefit of Members or their Beneficiaries or that the Investment Fund ever revert to or be used by us.

Any amendment to this Plan by Principal Mutual Life Insurance Company, as sponsor, shall be deemed to be an amendment to this Plan by us. The effective date of any amendment shall be specified in the written instrument of amendment.

An amendment shall not decrease a Member's vested interest in the Plan. If an amendment to the Plan, or a deemed amendment in the case of a change in top-heavy status of the Plan as provided in Section 10.03, changes the computation of Vesting Percentage (whether directly or indirectly), each Member or former Member

(a) who has completed at least three Years of Service with us on the date the election period described below ends (five Years of Service if the Member does not have at least one Hour of Service in a Plan Year beginning after December 31, 1988) and

(b) whose Vesting Percentage will be determined on any date after the date of the change may elect, during the election period, to have the nonforfeitable percentage of his Account which results from our Contributions determined without regard to the amendment. This election may not be revoked. If after the Plan is changed the Member's Vesting Percentage will at all times be as great as it would have been if the change had not been made, no election needs to be provided. The election period shall begin no later than the date the Plan amendment is adopted, or deemed adopted in the case of a change in the top-heavy status of the Plan, and end no earlier than the sixtieth day after the latest of the date the amendment is adopted (deemed adopted) or becomes effective, or the date the Member is issued written notice of the amendment (deemed amendment) by us or the Plan Administrator.

SECTION 9.02  -  MERGERS AND DIRECT TRANSFERS.

The Plan may not be merged or consolidated with, nor have its assets or liabilities transferred to, any other retirement plan, unless each Member in the plan would (if the plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Member would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated). We may enter into merger agreements or direct transfer of assets agreements with the employers under other retirement plans which are qualifiable under Code Section 401(a), including an elective transfer, and may accept the direct transfer of plan assets, or may transfer plan assets, as a party to any such agreement. We shall not consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan if such action would result in a defined benefit feature being maintained under this Plan.

The Plan may accept a direct transfer of plan assets on behalf of an Eligible Employee. If the Eligible Employee is not an Active Member when the transfer is made, the Eligible Employee shall be deemed to be an Active Member only for the purpose of investment and distribution of


ARTICLE IX                            -78-
the transferred assets. Our Contributions shall not be made for or allocated to the Eligible Employee and he may not make Member Contributions, until the time he meets all of the requirements to become an Active Member.

The Plan shall hold, administer and distribute the transferred assets as a part of the Plan. The Plan shall maintain a separate account for the benefit of the Employee on whose behalf the Plan accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to the Plan is an elective transfer, the Plan shall apply the optional forms of benefit protections described in Section 9.01 to all transferred assets. A transfer is elective if: (1) the transfer is voluntary, under a fully informed election by the Member; (2) the Member has an alternative that retains his Code Section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (3) if the transferor plan is subject to Code Sections 401(a)(11) and 417, the transfer satisfies the applicable spousal consent requirements of the Code; (4) the notice requirements under Code Section 417, requiring a written explanation with respect to an election not to receive benefits in the form of a qualified joint and survivor annuity, are met with respect to the Member and spousal transfer election; (5) the Member has a right to immediate distribution from the transferor plan under provisions in the plan not inconsistent with Code Section 401(a); (6) the transferred benefit is equal to the Member's entire nonforfeitable accrued benefit under the transferor plan, calculated to be at least the greater of the single sum distribution provided by the transferor plan (if any) or the present value of the Member's accrued benefit under the transferor plan payable at the plan's normal retirement age and calculated using an interest rate subject to the restrictions of Code Section 417(e) and subject to the overall limitations of Code Section 415; (7) the Member has a 100% nonforfeitable interest in the transferred benefit; and (8) the transfer otherwise satisfies applicable Treasury regulations.

SECTION 9.03  -  PROVISIONS RELATING TO THE INSURER AND OTHER PARTIES.

The obligations of an Insurer shall be governed solely by the provisions of the Annuity Contract or Insurance Policy. The Insurer shall not be required to perform any act not provided in or contrary to the provisions of the Annuity Contract or Insurance Policy.
See Section 9.09.

Any issuer or distributor of investment contracts or securities is governed solely by the terms of its policies, written investment contract, prospectuses, security instruments, and any other written agreements entered into with the Trustee.

Such Insurer, issuer, or distributor is not a party to the Plan, nor bound in any way by the Plan provisions. Such parties shall not be required to look to the terms of this Plan, nor to determine whether we, the Plan Administrator, the Trustee, or the Named Fiduciary have the authority to act in any particular manner or to make any contract or agreement.

Until notice of any amendment or termination of this Plan or of a change in Trustee has been received by the Insurer at its home office or an issuer or distributor at their principal address, they are and shall be fully protected in assuming that the Plan has not been amended or terminated and in dealing with any party acting as Trustee according to the latest information which they have received at their home office or principal address.


ARTICLE IX                            -79-

SECTION 9.04  -  EMPLOYMENT STATUS.

Nothing contained in this Plan gives any Employee the right to be retained in our employ or to interfere with our right to discharge any Employee.

SECTION 9.05  -  RIGHTS TO PLAN ASSETS.

An Employee shall not have any right to or interest in any assets of the Plan upon termination of employment or otherwise except as specifically provided under this Plan, and then only to the extent of the benefits payable to such Employee according to the Plan provisions.

Any final payment or distribution to a Member or his legal representative or to any Beneficiaries, spouse, or Contingent Annuitant of such Member under the Plan provisions shall be in full satisfaction of all claims against the Plan, the Named Fiduciary, the Plan Administrator, the Insurer, the Trustee, and us arising under or by virtue of the Plan.

SECTION 9.06 - BENEFICIARY.

Each Member may name a Beneficiary to receive any death benefit (other than any income payable to a Contingent Annuitant) which may arise out of his membership in the Plan. The Member may change his Beneficiary from time to time. Unless a qualified election has been made, for purposes of distributing any death benefits before Retirement Date, the Beneficiary of a Member who has a spouse who is entitled to a Qualified Preretirement Survivor Annuity shall be the Member's spouse. The Member's Beneficiary designation and any change of Beneficiary shall be subject to the provisions of Section 6.03. It is the responsibility of the Member to give written notice to the Insurer of the name of the Beneficiary on a form furnished for that purpose.

With our consent, the Plan Administrator may maintain records of Beneficiary designations for Members before their Retirement Dates. In that event, the written designations made by Members shall be filed with the Plan Administrator. If a Member dies before his Retirement Date, the Plan Administrator shall certify to the Insurer the Beneficiary designation on its records for the Member.

If there is no Beneficiary named or surviving when a Member dies, any death benefit under the Annuity Contract or Insurance Policy will be paid according to the provisions of the respective documents.

SECTION 9.07  -  NONALIENATION OF BENEFITS.

Benefits payable under the Plan are not subject to the claims of any creditor of any Member, Beneficiary, spouse, or Contingent Annuitant. A Member, Beneficiary, spouse, or Contingent Annuitant does not have any rights to alienate, anticipate, commute, pledge, encumber or assign such benefits except in the case of a Trustee approved loan as provided in Section 5.06. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Member according to a domestic relations order, unless such


ARTICLE IX                            -80-
order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985.

SECTION 9.08  -  FACILITY OF PAYMENT.

If any Member, Beneficiary, spouse, or Contingent Annuitant is physically or mentally incapable of giving a valid receipt for any payment due him and a legal representative has not been appointed for such person, the Plan Administrator may direct the Insurer to make such payment to any person or institution maintaining such Member, Beneficiary, spouse, or Contingent Annuitant. The payment to such person or institution shall be a valid and complete discharge of any liability for the making of such payment under the provisions of the Plan.

SECTION 9.09 - CONSTRUCTION.

The validity of the Plan or any of its provisions is determined under and construed according to Federal law and, to the extent permissible, according to the laws of the state in which we have our principal office. In case any provision of this Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

In the event of any conflict between the provisions of the Plan and the terms of any contract or policy issued hereunder, the provisions of the Plan control.

SECTION 9.10  -  LEGAL ACTIONS.

The Plan, the Plan Administrator, the Trustee and the Named Fiduciary are the necessary parties to any action or proceeding involving the assets held with respect to the Plan or administration of the Plan or Trust. No person employed by us, no Member, former Member, or their Beneficiaries or any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.

SECTION 9.11 - SMALL AMOUNTS.

If the Vested Account of a Member has never exceeded $3,500, the entire Vested Account shall be payable in a single sum as of the earliest of his Retirement Date, the date he dies, or the date he ceases to be an Employee for any other reason. If Item X(3)(b) of the Adoption Agreement - Plus is selected, the Member shall not be treated as having ceased to be an Employee for any reason other than retirement or death before the period of time elected in Item X(3)(b) has elapsed and no small amount payment shall be made if he again becomes an Employee before such period of time has elapsed. This is a small amounts payment. If a small amount is payable as of the date the Member dies, the small amounts payment shall be made to the Member's Beneficiary (spouse if the death benefit is payable to the spouse). If a small amount is payable while the Member is living, the small amounts payment shall be made to the Member. The small amounts payment is in full settlement of all benefits otherwise payable.


ARTICLE IX                            -81-

Before the first Yearly Date in 1989, the Member's Vested Account which results from deductible Voluntary Contributions shall not be taken into account in determining whether his Vested Account has exceeded $3,500.
No other small amounts payment shall be made.

SECTION 9.12  -  WORD USAGE.

The masculine gender, where used in this Plan, shall include the feminine gender and singular words as used in this Plan may include the plural, unless the context indicates otherwise.

SECTION 9.13  -  TRANSFERS BETWEEN PLANS.

If an Employee has been a member of another plan of ours which credited service under the elapsed time method for any purpose which under this Plan is determined using the hours method, then the Employee's service shall be equal to the sum of (a), (b) and (c) below:

(a) The number of whole years of service credited to the Employee under the other plan as of the date he became an Eligible Employee under this Plan.

(b) One year of service for the applicable service period in which he became an Eligible Employee if he is credited with the required number of Hours of Service. If we do not have sufficient records to determine the Employee's actual Hours of Service in that part of the service period before the date he became an Eligible Employee, the Hours of Service shall be determined using an equivalency. For any month in which he would be required to be credited with one Hour of Service, the Employee shall be deemed for purposes of this section to be credited with 190 Hours of Service.

(c) The Employee's service determined under this Plan using the hours method after the end of the service period in which he became an Eligible Employee.

If an Employee has been a member of another plan of ours which credited service under the hours method for any purpose which under this Plan is determined using the elapsed time method, then the Employee's service shall be equal to the sum of (d), (e) and (f) below:

(d) The number of whole years of service credited to the Employee under the other plan as of the beginning of the service period under that plan in which he became an Eligible Employee under this Plan.

(e) The greater of (1) the service that would be credited to the Employee for that entire service period using the elapsed time method or (2) the service credited to him under the other plan as of the date he became an Eligible Employee under this Plan.

(f) The Employee's service determined under this Plan using the elapsed time method after the end of the applicable service period under the other plan in which he became an Eligible Employee.


ARTICLE IX                            -82-

Any modification of service contained in this Plan shall be applicable to the service determined pursuant to this section.

If an Employee used to be a member of a Controlled Group member's plan which credited service under a different method than is used in this Plan, in order to determine entry and vesting, the provisions above shall apply as though the Controlled Group member's plan were our plan. If the method of crediting service under this Plan is changed, the service credited to an Employee shall be equal to the service that would be credited to him under the above provisions as though the Plan as in effect before the change were another plan of ours.

SECTION 9.14  -  PARTNERSHIP OR SOLE PROPRIETORSHIP.

(a) For the purpose of applying the provisions of this Plan as to any Plan Year in which we are a partnership or sole proprietorship, the following terms are defined:

         Control(s) means, with regard to a trade or business, one owner-employee owns or a group of owner-employees together own (1) the entire interest in such trade or business or (2) in the case of a partnership, more than fifty percent of either the capital interest or the profits interest in the partnership. An owner-employee, or a group of owner-employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such owner-employee, or group of owner-employees, are considered to control within the meaning of the preceding sentence.

         Earned Income means, for a Self-Employed Individual, net earnings from self-employment in the trade or business for which this Plan is established if such Self-Employed Individual's personal services are a material income producing factor for that trade or business. Earned Income shall be determined without regard to items not included in gross income and the deductions properly allocable to or chargeable against such items. After the TEFRA Compliance Date, Earned Income shall be reduced for our employer contributions to our qualified retirement plan(s) to the extent deductible under Code Section 404.

         Net earnings shall be determined with regard to the deduction allowed to us by Code Section 164(f) for taxable years beginning after December 31, 1989.

         In applying the provisions of this Plan, the Self-Employed Individual's Earned Income shall be deemed to be his Pay. For purposes of Section 3.06, Earned Income shall include earned income within the meaning of Code Section 911 from sources outside the United States and shall be deemed to be his Compensation.

         Owner-Employee means a Self-Employed Individual who, in the case of a sole proprietorship, owns the entire interest in the unincorporated trade or business for which this Plan is established. If this Plan is established for a partnership, an Owner-Employee means a Self-Employed Individual who owns more than ten percent of either the capital interest or profits interest in such partnership.


ARTICLE IX                         -83-

         In applying the provisions of this Plan, an Owner-Employee shall be deemed to be an Employee.

         Self-Employed Individual means, with respect to any Fiscal Year, an individual who has Earned Income for the Fiscal Year (or who would have Earned Income but for the fact the trade or business for which this Plan is established did not have net profits for such Fiscal Year).

         In applying the provisions of this Plan, a Self-Employed Individual shall be deemed to be an Employee.

(b) If contributions are made for or allocated to or benefits accrue to an Owner-Employee who Controls, or a group of Owner-Employees who together Control, both the trade or business for which this Plan is established and one or more other trades or businesses, then this Plan and the plans established for such other trade(s) or business(es) must, if they were combined as a single plan, satisfy the requirements of Code Sections 401(a) and 401(d) and regulations thereunder.

         If this Plan provides Contributions for an Owner-Employee who Controls, or a group of Owner-Employees who Control, one or more other trades or businesses, the employees of each such other trade or business must be included in a plan which satisfies Code Sections 401(a) and 401(d) and regulations thereunder. Each such plan must provide contributions and benefits which are not less favorable than the Contributions and benefits provided for the Owner-Employee(s) under this Plan.

         If an Owner-Employee is covered under another qualifiable retirement plan as an owner-employee of a trade or business he does not Control, then the plan(s) of the trade(s) or business(es) the Owner-Employee does Control (including this Plan, if applicable) must provide contributions or benefits as favorable as those provided under the most favorable plan of the trade or business the Owner-Employee does not Control.

SECTION 9.15  -  QUALIFICATION OF PLAN.

If the Plan is denied initial qualification, it will terminate. We shall give written notice to the Insurer and Trustee of the denial in sufficient time so the assets resulting from Contributions which were conditioned on initial qualification of the Plan may be returned within one year after the date of denial. The Insurer will be notified that the Annuity Contract is to be terminated and any Insurance Policy surrendered. The Plan assets which result from Employer Contributions and Member Contributions shall be returned to us and the Members, respectively. The Trustee, the Plan Administrator, and the Named Fiduciary shall then be discharged from all obligations under the Plan and Trust and the Insurer shall be discharged from all obligations under the Annuity Contract and any Insurance Policy. A Member or Beneficiary shall not have any right or claim to the assets or to any benefit under this Plan before the Internal Revenue Service determines that the Plan and Trust qualify under the provisions of Section 401(a) of the Code.


ARTICLE IX                            -84-

If the Plan loses its qualified status, it shall no longer be a prototype plan within the meaning of governmental regulations. In that event, Principal Mutual Life Insurance Company will no longer be the Plan sponsor. We agree to give written notification to Principal Mutual Life Insurance Company of the loss of qualification.



ARTICLE IX                            -85-

ARTICLE X
TOP-HEAVY PLAN REQUIREMENTS


SECTION 10.01 - APPLICATION.

The provisions of this Article X shall supersede all other provisions in the Plan to the contrary.

For the purpose of applying the Top-heavy Plan requirements of this article, all members of the Controlled Group shall be treated as one Employer. The terms we, us, and our as they are used in this article shall be deemed to include all members of the Controlled Group unless the terms as used clearly indicate only the Employer is meant.

The accrued benefit or account of a member which results from deductible voluntary contributions shall not be included for any purpose under this article.

The minimum vesting and contribution provisions of Sections 10.03 and 10.04 shall not apply to any Employee who is included in a group of Employees covered by a collective bargaining agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, including us, if there is evidence that retirement benefits were the subject of good faith bargaining between such representatives. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers or executives.

SECTION 10.02 - DEFINITIONS.

The following terms are defined for purposes of this article.

AGGREGATION GROUP means

(a) each of our retirement plans in which a Key Employee is a member during the Year containing the Determination Date or one of the four preceding Years.

(b) each of our other retirement plans which allows the plan(s) described in (a) above to meet the nondiscrimination requirement of Code Section 401(a)(4) or the minimum coverage requirement of Code Section 410, and

(c) any of our other retirement plans not included in (a) or (b) above which we desire to include as part of the Aggregation Group. Such a retirement plan shall be included only if the Aggregation Group would continue to satisfy the requirements of Code Section 401(a)(4) and Code
         Section 410.

The plans in (a) and (b) above constitute the "required" Aggregation Group. The plans in (a), (b) and (c) above constitute the "permissive" Aggregation Group.

COMPENSATION means, as to an Employee for any period, compensation as defined in Code Section 415(c)(3), but including amounts contributed by us pursuant to a salary reduction


ARTICLE X                             -86-
agreement which are excludible from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b).

DETERMINATION DATE means as to this Plan, for any Year, the last day of the preceding Year. However, if there is no preceding Year, the Determination Date is the last day of such Year.

KEY EMPLOYEE means any Employee or former Employee (including Beneficiaries of deceased Employees) who at any time during the determination period was

(a) one of our officers (subject to the maximum below) whose Compensation (as defined in this section) for the Year exceeds 50 percent of the dollar limitation under Code Section 415(b)(1)(A),

(b)     one of the ten Employees who owns (or is considered to own, under Code
        Section 318) more than a half percent ownership interest and one of the largest interests in us during any Year of the determination period if such person's Compensation (as defined in this section) for the Year exceeds the dollar limitation under Code Section 415(c)(1)(A),

(c)      a five-percent owner of us, or

(d) a one-percent owner of us whose Compensation (as defined in this section) for the Year is more than $150,000.

Each member of the Controlled Group shall be treated as a separate employer for purposes of determining ownership in us.

The determination period is the Year containing the Determination Date and the four preceding Years. If we have fewer than 30 Employees, no more than three Employees shall be treated as Key Employees because they are officers. If we have between 30 and 500 Employees, no more than ten percent of our Employees (if not an integer, increased to the next integer) shall be treated as Key Employees because they are officers. In no event will more than 50 Employees be treated as Key Employees because they are officers if we have 500 or more Employees. The number of Employees for any Plan Year is the greatest number of Employees during the determination period. Officers who are employees described in Code Section 414(q)(8) shall be excluded. If we have more than the maximum number of officers to be treated as Key Employees, the officers shall be ranked by the amount of annual Compensation (as defined in this section), and those with the greater amount of annual Compensation during the determination period shall be treated as Key Employees. To determine the ten Employees owning the largest interests in us, if more than one Employee has the same ownership interest, the Employee(s) having the greater annual Compensation shall be treated as owning the larger interests). The determination of who is a Key Employee shall be made according to Code Section 416(i)(1) and the regulations thereunder.

NON-KEY EMPLOYEE means a person who is a non-key employee within the meaning of Code Section 416 and regulations thereunder.


ARTICLE X                           -87-

PRESENT VALUE means the present value of a member's accrued benefit under a defined benefit plan as of his normal retirement age (attained age if later) or, if the plan provides non-proportional subsidies, the age at which the benefit is most valuable. The accrued benefit of any Employee (other than a Key Employee) shall be determined under the method which is used for accrual purposes for all our plans or if there is no one method which is used for accrual purposes for all our plans, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). The Present Value shall be based only on the interest and mortality rates specified in the Adoption Agreement. If the Present Value of accrued benefits is determined for a member under more than one defined benefit plan included in the Aggregation Group, all such plans shall use the same actuarial assumptions to determine the Present Value.

TOP-HEAVY PLAN means a plan which is a top-heavy plan for any plan year beginning after December 31, 1983. This Plan shall be a Top-heavy Plan if

(a) the Top-heavy Ratio for this Plan alone exceeds sixty percent and this Plan is not part of any required Aggregation Group or permissive Aggregation Group.

(b) this Plan is a part of a required Aggregation Group, but not part of a permissive Aggregation Group, and the Top-heavy Ratio for the required Aggregation Group exceeds sixty percent.

(c) this Plan is a part of a required Aggregation Group and part of a permissive Aggregation Group and the Top-heavy Ratio for the permissive Aggregation Group exceeds sixty percent.

TOP-HEAVY RATIO means the ratio calculated below for this Plan or for the Aggregation Group.

(a) The Top-heavy Ratio for this Plan or for the Aggregation Group (including any simplified employee pension plan) if the Aggregation Group does not contain a defined benefit plan during the five-year period ending on the determination date which has or has had accrued benefits, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date and the denominator of which is the sum of all account balances of all employees as of the determination date. Both the numerator and denominator of the Top-heavy Ratio are adjusted for any distribution of an account balance made in the five-year period ending on the determination date in accordance with Code Section 416 and the regulations thereunder.

(b) The Top-heavy Ratio for the Aggregation Group (including any simplified employee pension plan) if the Aggregation Group contains a defined benefit plan during the five-year period ending on the determination date which has or has had accrued benefits, is a fraction, the numerator of which is the sum of the account balances under the defined contribution plan(s) of all Key Employees and the Present Value of accrued benefits under the defined benefit plan(s) for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plan(s) for all employees and the Present Value of accrued benefits under the defined benefit plans for all employees.


ARTICLE X                             -88-

         Both the numerator and denominator of the Top-heavy Ratio are adjusted for any distribution of an account balance or an accrued benefit (including those made from terminated plan(s) of ours which would have been part of the required Aggregation Group had such plan(s) not been terminated) made in the five-year period ending on the determination date in accordance with Code Section 416 and the regulations thereunder.

(c) For purposes of (a) and (b) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Code
         Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of an employee who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top-heavy Ratio and the extent to which distributions, rollovers and transfers during the five-year period ending on the determination date are to be taken into account, shall be determined according to the provisions of Code Section 416 and regulations thereunder. The account balances and accrued benefits of an individual who has performed no service for us during the five-year period ending on the determination date shall be excluded from the Top-heavy Ratio until the time the individual again performs service for us. Deductible employee contributions will not be taken into account for purposes of computing the Top-heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

Account, as used in this definition, means the value of an employee's account under one of our retirement plans on the latest valuation date. In the case of a money purchase plan or target benefit plan, such value shall be adjusted to include any contributions made for or by the employee after the valuation date and on or before such determination date or due to be made as of such determination date but not yet forwarded to the insurer or trustee. In the case of a profit sharing plan, such value shall be adjusted to include any contributions made for or by the employee after the valuation date and on or before such determination date. During the first Year of any profit sharing plan such adjustment in value shall include contributions made after such determination date that are allocated as of a date in such Year. The nondeductible voluntary contributions which an employee makes under a defined benefit plan of ours shall be treated as if they were contributions under a separate defined contribution plan.

VALUATION DATE means, as to this Plan, the last day of the last calendar month ending in a Year.

YEAR means the Plan Year unless another year is specified by us in a separate written resolution in accordance with regulations issued by the Secretary of the Treasury or his delegate.


ARTICLE X                            -89-

SECTION 10.03  -  MODIFICATION OF VESTING REQUIREMENTS.

If a Member's Vesting Percentage determined under the vesting schedule selected in Item V is not as great as the Vesting Percentage would be if it were determined under a schedule permitted in Code Section 416, the following shall apply. During any Year in which the Plan is a Top-heavy Plan, the Member's Vesting Percentage shall be the greater of the Vesting Percentage determined under the schedule selected in Item U or,

(a) if the vesting schedule provides for partial vesting between 0% and 100%, the schedule below.

                    VESTING SERVICE                               VESTING
                     (whole years)                               PERCENTAGE
                      Less than 2                                    0
                             2                                      20
                             3                                      40
                             4                                      60
                             5                                      80
                      6 or more                                    100

(b) if the vesting schedule provides for only 0% or 100% vesting, the schedule below.

                                 VESTING SERVICE                  VESTING
                                  (whole years)                  PERCENTAGE
                                    Less than 3                         0
                                    3 or more                         100

The applicable schedule above shall not apply to Members who are not credited with an Hour of Service after the Plan first becomes a Top-heavy Plan. The Vesting Percentage determined above applies to all of the Member's Account resulting from our Contributions, including Contributions we make before the TEFRA Compliance Date or when this Plan is not a Top-heavy Plan.

If, in a later Year, this Plan is not a Top-heavy Plan, a Member's Vesting Percentage shall be determined according to the provisions of Item U. A Member's Vesting Percentage determined under either Item U or the schedule above shall never be reduced and the election procedures of Section 9.01 shall apply when changing to or from the above schedule as though the automatic change were the result of an amendment.

The part of the Member's Vested Account resulting from the minimum contributions required pursuant to Section 10.04 shall not be forfeited because of a period of reemployment after benefit payments have begun or because of a withdrawal of required contributions, if any.


ARTICLE X                             -90-

SECTION 10.04  -  MODIFICATION OF CONTRIBUTIONS.

For any Plan Year in which the Plan is top-heavy, only the first $200,000 (multiplied by the Adjustment Factor) of a Member's annual compensation shall be taken into account for purposes of determining Employer Contributions under the Plan.

During any Year in which this Plan is a Top-heavy Plan, we shall make a minimum contribution or allocation on the last day of the Year for each person who is a Non-key Employee on that day and who either was or could have been an Active Member during the Year. A Non-key Employee is not required to have a minimum number of Hours of Service or minimum amount of Pay, or to have made any Elective Deferral Contributions in order to be entitled to this minimum. The selections we make in Item R shall determine if Key Employees who are Employees on the last day of the Year are also entitled to this minimum and if the minimum contribution or allocation shall apply in Years when this Plan is not a Top-heavy Plan. The minimum contribution and allocation for such person shall be equal to the amount specified in Item R. If overriding provisions are not specified in Item R, the minimum is the lesser of (a) or (b) below:

(a) Three percent of such person's Compensation (as defined in this article).

(b) The "highest percentage" of Compensation (as defined in this article) for such Year at which our contributions are made for or allocated to any Key Employee. The highest percentage shall be determined by dividing our contributions made for or allocated to each Key Employee during the Year by the amount of his Compensation (as defined in this article) which is not more than the maximum set out above, and selecting the greatest quotient (expressed as a percentage). To determine the highest percentage, all our defined contribution plans within the Aggregation Group shall be treated as one plan. The provisions of this paragraph shall not apply if this Plan and a defined benefit plan of ours are required to be included in the Aggregation Group and this Plan enables the defined benefit plan to meet the requirements of Code Section 401(a)(4) or Code Section 410.

If our contributions and allocations otherwise required under the defined contribution plan(s) are at least equal to the minimum above, no additional contribution or allocation shall be required. If our contributions and allocations are less than the minimum above and our Contributions under this Plan are allocated to Members, our Contributions (other than Elective Deferral Contributions) shall be reallocated to provide the minimum. The remaining Contributions shall be allocated as provided in the preceding articles of this Plan. If our total contributions and allocations are less than the minimum above and our Contributions under this Plan are not allocated, we shall contribute the difference for the Year.

The minimum contribution or allocation applies to all of our defined contribution plans in the aggregate which are Top-heavy Plans. A minimum allocation under a profit sharing plan shall be made without regard to whether or not we have profits. If a person who is otherwise entitled to an additional contribution or allocation above is also covered under a defined benefit plan of ours which is a Top-heavy Plan during that same Year, the minimum benefits for him shall not be duplicated. The defined benefit plan shall provide an annual benefit for him on, or adjusted


ARTICLE X                             -91-
to, a straight life basis of the lesser of (c) two percent of his average pay multiplied by his years of service or (d) twenty percent of his average pay. Average pay and years of service shall have the meaning set forth in such defined benefit plan for this purpose.

We may provide overriding provisions in Item R to satisfy the requirements of Code Section 416 because of the aggregation of multiple plans.

For purposes of this section, any employer contribution made according to a salary reduction or similar arrangement shall not apply before the first Yearly Date in 1985. On and after the first Yearly Date in 1989, any such employer contributions and employer contributions which are matching contributions, as defined in Code Section 401(m), shall not apply in determining if the minimum contribution requirement has been met, but shall apply in determining the minimum contribution required. Forfeitures credited to a Member's account are treated as employer contributions.

The requirements of this section shall be met without regard to contributions under Chapter 2 of the Code (relating to tax on self-employment), Chapter 21 of the Code (relating to Federal Insurance Contributions Act), Title II of the Social Security Act or any other Federal or state law.

SECTION 10.05  -  MODIFICATION OF CONTRIBUTION LIMITATION.

If the provisions of subsection (1) of Section 3.06 are applicable for any Limitation Year during which this Plan is a Top-heavy Plan, the Contribution limitations shall be modified. The definitions of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction in Section 3.06 shall be modified by substituting "100 percent" in lieu of "125 percent." In addition, an adjustment shall be made to the numerator of the Defined Contribution Plan Fraction. The adjustment is a reduction of that numerator similar to the modification of the Defined Contribution Plan Fraction described in Section 3.06 and shall be made with respect to the last Plan Year beginning before January 1, 1984.

The modifications in the paragraph above shall not apply with respect to a Member so long as employer contributions, forfeitures or nondeductible employee contributions are not credited to his account under this or any of our other defined contribution plans and benefits do not accrue for such Member under our defined benefit plan(s), until the sum of his Defined Contribution and Defined Benefit Plan Fractions is less than 1.0.

The modification of the Contribution limitation shall not apply if both of the following requirements are met:

(a) This Plan would not be a Top-heavy Plan if "ninety percent" were substituted for "sixty percent" in the definition of Top-heavy Plan.

(b) A Non-key Employee who is not covered under a defined contribution plan of ours, accrues a minimum benefit on, or adjusted to, a straight life basis equal to the lesser of (a) twenty percent of his average pay or
         (b) two percent of his average pay multiplied by his


ARTICLE X                             -92-
         years of service, increased by one percentage point for each year (not to exceed ten in the case of (a)) earned while the benefit limitation is to be modified as described above.

The account of a Non-key Employee who is covered under only one or more defined contribution plans of ours, is credited with a minimum employer contribution or allocation under such plan(s) equal to four percent of the person's Compensation for each year in which the plan is a Top-heavy Plan.

If a Non-key Employee is covered under both defined contribution and defined benefit plans of ours, (i) a minimum accrued benefit for such person equal to the amount determined above for a person who is not covered under a defined contribution plan is accrued in the defined benefit plan(s) or (ii) a minimum contribution or allocation equal to 7.5 percent of the person's Compensation for a Year in which the plans are Top-heavy Plans will be credited to his account under the defined contribution plans.



ARTICLE X                             -93-

GROUP CONTRACT NO.  GA 89765

Unilateral Amendment Purchase Rate Guarantees


Pursuant to our right under Article VII, Section 9, of this Contract, Principal Mutual Life Insurance Company hereby unilaterally amends this contract as follows:

Effective December 31, 1993,

by striking Section 16 of Article VII in its entirety and replacing it with the following:

         SECTION 16--BASIS OF ANNUITY PURCHASES. The rates shown in Table 1 have been computed based on (i) interest at the rate of 2.5% per annum, (ii) a load for expenses of 5%, and (iii) mortality according to the 1983 Female Table a for Individual Annuity Valuation, full generation mortality projected by Scale G to 1999 as year of entry.

and by striking Table 1 in its entirety and replacing it with the following:

         GP 37384                                             Table 1



The provisions and conditions set forth on any page of this amendment are a part of this Group Contract as fully as if recited over the signatures on this page.

Signed for us on December 28, 1993, by


                  /s/                                      /s/
                  Vice President and                       President
                  Corporate Secretary


                                                   /s/
                                                   Registrar






                                                        [THE PRINCIPAL FINANCIAL
                                                                     GROUP LOGO]

                                     TABLE I

An example of the minimum amount of annuity income that could be provided by $10,000.00 of Annuity Premium for an immediate, ten years certain and life annuity is shown in the following table:

               ATTAINED AGE                                    AMOUNT OF
            (YEARS AND MONTHS)                              MONTHLY INCOME
                    45                                          $28.85
                    50                                           30.93
                    55                                           33.61
                    60                                           37.11
                    65                                           41.75
                    70                                           47.93

Minimum incomes for purchases made within the five-year period beginning January 1, 2000, will be 97% of the minimum incomes purchased under the above basis. Minimum incomes for purchases made within any subsequent five-year period will be 97% of the minimum incomes for the preceding five-year period. The minimum amounts of annuity available at other ages and for other forms of income will be determined by us on the same basis as the above. We will make these available to you on request.

The guaranteed purchase rates described in this Table 1 and their equivalents will be available to Members with respect to their account values on the date this Table 1 became effective and the value of any Contributions made on or before December 31, 1998. Changes in guaranteed purchase rates offered thereafter will not affect the minimum amounts of annuity income available for the account values accumulated during the period ending on December 31, 1998.

GROUP ANNUITY CONTRACT

Principal Mutual Life Insurance Company
711 High Street
Des Moines, Iowa 50392-0001

in consideration of the application for this contract made by

          TRUSTEES OF ROCKFORD CORPORATION 401K RETIREMENT SAVINGS PLAN

                              (the Contractholder)

and payment of all Contributions and Annuity Premiums provided for in this contract, agrees to make payments to the person or persons entitled to them subject to the provisions of this contract.

This contract is delivered in Arizona.


CONTRIBUTIONS DIRECTED INTO A SEPARATE ACCOUNT ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT BUT WILL INCREASE OR DECREASE IN DOLLAR AMOUNT, DEPENDING ON THE INVESTMENT PERFORMANCE OF SUCH SEPARATE ACCOUNT, AS SET OUT IN THIS CONTRACT.


This contract is issued and accepted subject to all the terms set forth in it.


This contract is executed by Principal Mutual Life Insurance Company at its Home Office to take effect as of the 1st day of February, 1990, which is the Contract Date.

          /s/                                        /s/
          Corporate Secretary                        President and
                                                     Chief Executive Officer

                                        /s/
                                -------------------
                                    Registrar

                                    Date             Mar 06 1990
                                         -------------------------------

                           GROUP CONTRACT NO. GA 89765

                   FLEXIBLE INVESTMENT ANNUITY GROUP CONTRACT
                            With Full Crediting Rates
                          and Pooled Separate Accounts

                                            [THE PRINCIPAL FINANCIAL GROUP LOGO]

MODIFICATION OF BASIS FOR DETERMINING
MONTHLY ANNUITY BENEFITS RIDER

This rider is made a part of the Group Annuity Contract issued by us to which it is attached. All terms defined in the contract have the same meaning where used in this rider.

The effective date of this rider is the Contract Date unless otherwise stated in the amendment adding this rider to the contract.

This rider modifies the contract as follows:

         1. If you report to us that all or a part of the monthly annuity income to be provided to Members or Participants under this contract should be determined without regard to the sex of the individual or individuals for whom the income is to be provided, then:

                  a) Sex will not be a factor used in the determination of such amount of monthly annuity income, and

                  b) the annuity purchase rates applicable for such amount will be the rates available under contracts of this class for purchases on a sex neutral basis on the date such purchase is made. Such rates will not be less favorable to the Member or Participant than the rates shown in Table 1 A.

         2. To the extent Item 1 of this rider is applicable to a Member or Participant under this contract, Table 1 A replaces Table 1 as to such Member or Participant.

         3.       The attached Table 1 A is added.

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/

                                      PRESIDENT AND
                                      CHIEF EXECUTIVE OFFICER

SEPARATE INVESTMENT RIDER

SEPARATE ACCOUNT A

This rider is made a part of the Group Annuity Contract issued by us to which it is attached. All terms defined in the contract and any of its attached riders have the same meaning where used in this rider.

The purpose of this rider is to allow this contract to participate in our common stock account called Separate Account A.

The effective date of this rider is the Contract Date, unless otherwise stated in the amendment adding it to the contract.

Pursuant to Article II, Section 6, the following is added to this contract:

         1. SEPARATE ACCOUNT A. Separate Account A is a pooled Separate Account for use by our retirement plan customers. It is invested by us primarily in common stocks, other equity securities, or other convertible securities that may be converted to common stocks. We may also, at our option, occasionally invest in short term money market instruments, cash or cash equivalents. We will invest and reinvest the assets held in Separate Account A in accordance with applicable law, without regard to any investment requirements of our general account assets or any of our other Separate Accounts.

                  The investment management charge under Separate Account A is based on the value of its assets. The pro-rata charge for investment management will be deducted from Separate Account A on each Valuation Date for the number of calendar days within the Valuation Period ending on such Valuation Date.

                  The annual investment management charge for Separate Account A shall not at any time exceed 1.00% of the value of its assets. Currently, the annual charge is 0.36%. We reserve the right to change the amount of charge for investment management up to the 1.00% limit at any time by giving you written notice at least 30 days before the date the change is to take effect.

         2. DETERMINING SEPARATE ACCOUNT A VALUE; UNIT VALUES. The value of Separate Account A is its market value. If there is no readily available market, its value is the fair value of the assets held in such Separate Account as determined by us using generally accepted accounting practices and applicable law. We will determine the value of Separate Account A on each Valuation Date.

                  The value of Separate Account A may be expressed in units. A Unit Value is the dollar value of one unit held in Separate Account A. We will determine the Unit Value of Separate Account A on each Valuation Date. This Unit Value is equal to the market value of Separate Account A divided by the total number of Separate Account A Units on such date.

                  The initial Unit Value of one unit of Separate Account A at its inception was $10.00. The Unit Value for Contributions or transfers added to Separate Account A after its date of inception shall be the Unit Value of Separate Account A on the Valuation Date the Contribution or transfer is received at our home office. If a Contribution or transfer is received on any date other than a Valuation Date, the Unit Value for such Contribution or transfer shall be determined on the next following Valuation Date. On any Valuation Date occurring after its date of inception, the Unit Value of Separate Account A shall be equal to the market value of Separate Account A on such date divided by the number of Separate Account A Units before any adjustments for Contributions or transfers to and applications from Separate Account A on such date.

         3. SEPARATE INVESTMENT A ACCOUNT. A Separate Investment A Account is established for each Member for each type of Contribution he directs to Separate Account A. The value of a Separate Investment A Account is its proportionate share of the value of Separate Account A. This value will be determined on each Valuation Date by multiplying (a) by (b):

                  a) The number of Separate Account A Units in the Separate Investment A Account as of the Valuation Date.

                  b) The Separate Account A Unit Value as of the Valuation Date, as determined in Item 2 of this rider.

                  Contributions or transfers to a Separate Investment A Account increase the number of Separate Account A Units credited to it; applications from the account reduce the number of units. This increase or decrease is determined by dividing the amount to be credited to or applied from the account by the Separate Account A Unit Value on the Valuation Date on which a Contribution or transfer was credited or an application was made.

         4. TRANSFERS AND PAYMENTS FROM A SEPARATE INVESTMENT A ACCOUNT. We will, upon receipt of written request from you and/or a Member, as the Plan permits,

                  a) transfer to his General Investment Account or another Separate Investment Account all or any portion of his Separate Investment A Account, or

                  b) transfer to an Alternate Funding Agent all or any portion of his Separate Investment A Account, or

                  c) pay the Member an amount equal to all or any portion of his Separate Investment A Account.

                  The amount to be paid or transfered will be determined and paid or transferred within seven business days after (i) the Valuation Date on which we receive the written request or (ii) a later Valuation Date specified in the request, subject to our right to defer a transfer or payment as described in Item 5 of this rider. We are not responsible for the application of amounts transferred to an Alternate Funding Agent. The amount transferred or paid will be deducted from a Separate Investment A Account and will be an application from such account as of the date transferred or paid. Each transfer to another Separate Investment Account may occur only on a Valuation Date of such Separate Investment Account.

         5. LIMITATIONS ON TRANSFERS AND PAYMENTS FROM A SEPARATE INVESTMENT A ACCOUNT. In general, transfers and payments from a Separate Investment A Account normally will be made within seven business days after the Valuation Date specified in Item
                  4. However, we reserve the right to defer such transfers or payments for a period not to exceed 270 days.

                  However, if in the 36 month period which ends on the requested date of transfer all transfers and payments from the total of all Separate Investment A Accounts total $20,000,000 or more, then we reserve the right to make the portion of the requested transfer or payment in excess of $20,000,000 in substantially equal installments over a period not to exceed 36 months. For purposes of this limitation, transfers and payments from any other separate investment accounts or funds included in Separate Account A from any other contracts or policies issued in connection with the Plan or with any other retirement plan of the Employer will be included as a transfer or payment from a Separate Investment A Account. If this limitation is imposed by us, the first installment will be made one month after the date of request, or on such later date that you specify.

                  These limitations will not apply to the payments to the beneficiary of a Member.

                  If we defer any transfer or payment under this Item 5, we will determine the amount to be transferred or paid on the date transfer or payment occurs. We will notify you in the event of any deferment of more than 30 days under the provisions of this Item 5.


                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/

                                      PRESIDENT AND
                                      CHIEF EXECUTIVE OFFICER

SEPARATE INVESTMENT RIDER

SEPARATE ACCOUNT LI

This rider is made a part of the Group Annuity Contract issued by us to which it is attached. All terms defined in the contract and any of its attached riders have the same meaning where used in this rider.

The purpose of this rider is to allow this contract to participate in our short term investment account called Separate Account LI.

The effective date of this rider is the Contract Date unless otherwise stated in the amendment adding it to the contract.

Pursuant to Article II, Section 6, the following is added to this contract:

         1. SEPARATE ACCOUNT LI. Separate Account LI is a pooled Separate Account for use by our retirement plan customers. It is invested by us primarily in money market instruments such as the obligations of the United States government and its agencies, commercial paper, bank certificates of deposit and similar such instruments. We will invest and reinvest the assets held in Separate Account LI in accordance with applicable law without regard to any investment requirements of our general account assets or any other of our Separate Accounts.

                  The investment management charge under Separate Account LI is based on the value of its assets. The pro-rata charge for investment management will be deducted from Separate Account LI on each Valuation Date for the number of calendar days within the Valuation Period ending on such Valuation Date.

                  The annual investment management charge for Separate Account LI shall not at any time exceed 1.00% of the value of its assets. Currently, this charge is 0.36%. We reserve the right to change the amount of charge for investment management up to the 1.00% limit at any time by giving you written notice at least 30 days before the date the change is to take effect.

         2. DETERMINING SEPARATE ACCOUNT LI VALUE; UNIT VALUES. The value of Separate Account LI is its market value. If there is no readily available market, its value is the fair value of the assets held in such Separate Account as determined by us using generally accepted accounting practices and applicable law. We will determine the value of Separate Account LI on each Valuation Date.

                  The value of Separate Account LI may be expressed in units. A Unit Value is the dollar value of one unit held in Separate Account LI. We will determine the Unit Value of Separate Account LI on each Valuation Date. This Unit Value is equal to the market value of Separate Account LI divided by the total number of Separate Account LI Units on such date.

                  The initial Unit Value of one unit of Separate Account LI at its inception was $10.00. The Unit Value for Contributions or transfers added to Separate Account LI after its date of inception shall be the Unit Value of Separate Account LI on the Valuation Date the Contribution or transfer is received at our home office. If a Contribution or transfer is received on any date other than a Valuation Date, the Unit Value for such Contribution or transfer shall be determined on the next following Valuation Date. On any Valuation Date occurring after its date of inception, the Unit Value of Separate Account LI shall be equal to the market value of Separate Account LI on such date divided by the number of Separate Account LI Units before any adjustments for Contributions or transfers to and applications from Separate Account LI on such date.

         3. SEPARATE INVESTMENT LI ACCOUNT. A Separate Investment LI Account is established for each Member for each type of Contribution he directs to Separate Account LI. The value of a Separate Investment LI Account is its proportionate share of the value of Separate Account LI. This value will be determined on each Valuation Date by multiplying (a) by (b):

                  a) The number of Separate Account LI Units in the Separate Investment LI Account as of the Valuation Date.

                  b) The Separate Account LI Unit Value as of the Valuation Date, as determined in Item 2 of this rider.

                  Contributions or transfers to the Separate Investment LI Account increase the number of Separate Account LI Units credited to it; applications from the account reduce the number of Separate Account LI Units it holds. Such increase or decrease is determined by dividing the amount to be credited to or applied from the account by the Separate Account LI Unit Value on the Valuation Date on which such Contribution or transfer was credited or an application was made.

         4. TRANSFERS AND PAYMENTS FROM A SEPARATE INVESTMENT LI ACCOUNT. We will, upon receipt of written request from you and/or a Member, as the Plan permits,

                  a) transfer to his General Investment Account or another Separate Investment Account all or any portion of his Separate Investment LI Account, or

                  b) transfer to an Alternate Funding Agent all or any portion of his Separate Investment LI Account, or

                  c) pay to the Member an amount equal to all or any portion of his Separate Investment LI Account.

                  The amount to be paid or transferred will be determined and paid or transferred within seven business days after (i) the Valuation Date on which we receive your written request or
                  (ii) a later Valuation Date specified in your request, subject to our right to defer a transfer or payment as described in
                  Item 5 of this rider. We are not responsible for the application of amounts transferred to an Alternate Funding Agent.

                  The amount transferred or paid will be deducted from a Separate Investment LI Account and will be an application from that account as of the date transferred or paid. Each transfer to another Separate Investment Account may occur only on a Valuation Date of that Separate Investment Account.

         5. LIMITATIONS ON TRANSFERS AND PAYMENTS FROM A SEPARATE INVESTMENT LI ACCOUNT. In general, transfers and payments from a Separate Investment LI Account normally will be made within seven business days after the Valuation Date specified in Item
                  4. However, we reserve the right to delay transfer or payment for a period not to exceed 90 days.

                  This limitation will not apply to payments to the beneficiary of a Member.

                  If we defer any transfer or payment under this Item 5, we will determine the amount to be transferred or paid as of the date transfer or payment occurs. We will notify you in the event of any deferment of more than 30 days under the provisions of this Item 5.


                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/

                                      PRESIDENT AND
                                      CHIEF EXECUTIVE OFFICER

SEPARATE INVESTMENT RIDER

REAL ESTATE SEPARATE ACCOUNT

This rider is made a part of the Group Annuity Contract issued by us to which it is attached. All terms defined in the contract and any of its attached riders have the same meaning where used in this rider.

The purpose of this rider is to allow the contract to participate in our Real Estate Separate Account.

The effective date of this rider is the Contract Date unless otherwise stated in the amendment adding it to the contract.

Pursuant to Article II. Section 6, the following is added to this contract:

         1. REAL ESTATE SEPARATE ACCOUNT. The Real Estate Separate Account is a pooled Separate Account for use by our retirement plan customers. It is invested by us primarily in real estate such as office buildings, industrial buildings, shopping centers, retail stores, and similar property which meets the investment objectives of this Account. Funds not currently committed to acquire new property or needed to maintain existing property will be invested in short term money market instruments, cash or cash equivalents. We will invest or reinvest the assets held in Real Estate Separate Account in accordance with applicable law without regard to any investment requirements of our general account assets or any of our other Separate Accounts.

         2. DETERMINING REAL ESTATE SEPARATE ACCOUNT VALUE; UNIT VALUES. We will determine the value of Real Estate Separate Account on each Valuation Date. The value of the properties held in the Account is their appraised market value. Its value takes into account the market value of any other assets held in the Account and is reduced by any liabilities of the Account, including operating expenses of the Account and a pro-rata portion of our Investment Management Charge. If there is no readily available market, the value of the Account is the fair value of its assets, as determined by us using generally accepted accounting practices and applicable law.

                  The value of Real Estate Separate Account shall be expressed in units. The Unit Value for Real Estate Separate Account at its inception was $100.00. Contributions or transfers deposited in Real Estate Separate Account shall be converted to units using the Unit Value on the Valuation Date the Contribution or transfer is deposited in the Account. On any Valuation Date occurring after its date of inception, the Unit Value of Real Estate Separate Account shall be equal to its then-current dollar value of the Account on such date divided by the number of units in Real Estate Separate Account, before any adjustments for Contributions or transfers to and applications from the Account on such date.

                  Operating expenses are the external expenses we incur in the operation of Real Estate Separate Account and include any local property management fees.

                  Investment Management Charge is an annual charge to cover internal investment management expenses based on the value of the assets of Real Estate Separate Account. This annual charge is currently 0.96%. We reserve the right to change the amount of charge by giving you written notice at least 30 days before the change is to take effect.

         3. SEPARATE INVESTMENT REAL ESTATE ACCOUNT. A Separate Investment Real Estate Account is established for each Member for each type of contribution he directs to Real Estate Separate Account. The value of a Separate Investment Real Estate Account is its proportionate share of the value of Real Estate Separate Account. This value will be determined on each Valuation Date by multiplying (a) by (b):

                  a) The number of Real Estate Separate Account Units in the Separate Investment Real Estate Account as of the Valuation Date.

                  b) The Real Estate Separate Account Unit Value as of the Valuation Date, determined as described in Item 2 of this rider.

                  Contributions or transfers to a Separate Investment Real Estate Account increase the number of Real Estate Separate Account Units credited to it; applications from the account reduce the number of units. This increase or decrease is determined by dividing the amount to be credited to or applied from the Separate Investment Real Estate Account by the Real Estate Separate Account Unit Value on the Valuation Date on which a Contribution or transfer is deposited or an application is made.

         4. DEPOSITS. We reserve the right to defer placing Contributions and transfers in Real Estate Separate Account. Placement in the Account will be based on the current real estate investment opportunities available to it and the amount of funds needed to acquire additional property or to maintain existing property.

                  Any Contributions or transfers directed to Real Estate Separate Account which are deferred will instead be held in our short term account, Separate Account LI, until a Valuation Date when transfer to Real Estate Separate Account may be made.

         5. ORDER OF ENTRY. Since Real Estate Separate Account may not be open on any given Valuation Date to accept all funds directed by our customers to it, we have established the following order of entry:

                  a) All amounts held in Separate Account LI waiting for transfer to Real Estate Separate Account.

                  b) Any amounts held in any other Separate Account or in our general account which are to be transferred to Real Estate Separate Account,

                  Within each of the above two categories, funds will be transferred one customer at a time, in order from the oldest waiting request to the newest request. All amounts held in Separate Account LI which are directed to Real Estate Separate Account will be transferred before any funds are transferred under Item (b).

                  Normally, either all or no part of an intended transfer under this rider to Real Estate Separate Account will be made. If the amount of the intended transfer is greater than the amount open for acceptance by Real Estate Separate Account, the entire amount of the transfer will continue to be held in Separate Account LI until the Valuation Date complete transfer may be made. However, we and the Member may mutually agree to transfer only a portion of the intended amount to Real Estate Separate Account.

                  We will notify you in writing when amounts have been transferred to Real Estate Separate Account.

                  A Member may revoke his request for transfer of funds to Real Estate Separate Account by giving us written notice prior to the date transfer is made. The notice must also include new investment directions for the intended transfer.

         6. TRANSFERS AND PAYMENTS FROM THE SEPARATE INVESTMENT REAL ESTATE FUND. We will, upon receipt of written request from you and/or the Member, as permitted by the Plan,

                  a) transfer to his General Investment Account or another Separate Investment Account all or any portion of his Separate Investment Real Estate Account, or

                  b) transfer to an Alternate Funding Agent all or any portion of his Separate Investment Real Estate Account, or

                  c) pay to the Member an amount equal to all or any portion of his Separate Investment Real Estate Account.

                  The amount to be paid or transferred will be determined and paid or transferred within seven business days after (i) the Valuation Date on which we receive your written request or
                  (ii) a later Valuation Date specified in your request, subject to our right to defer a transfer or payment as described in
                  Item 7 of this rider. We are not responsible for the application of amounts transferred to an Alternate Funding Agent.

                  The amount transferred or paid will be deducted from the Separate Investment Real Estate Account and will be an application from such account as of the date transferred or paid. Each transfer to another Separate Investment Account may occur only on a Valuation Date of such Separate Investment Account.

         7. LIMITATIONS ON TRANSFERS FROM A SEPARATE INVESTMENT REAL ESTATE ACCOUNT. In general, transfers and payments from a Separate Investment Real Estate Account normally will be made within seven business days after the Valuation Date specified in Item 6. However, because of the illiquid nature of the assets in which Real Estate Separate Account is invested, we reserve the right to defer transfers or payments from a Separate Investment Real Estate Account if a transfer or payment would exceed the amount of cash and other liquid assets held in Real Estate Separate Account, reduced by amounts committed to purchase properties or needed for operating expenses. Real Estate Separate Account may be illiquid for indefinite periods of time because we do not intend to sell properties to meet requests for transfer or payment. Real Estate Separate Account will not be managed to provide a liquidity pool for expected, but not yet received, requests for transfer or payment.

                  If requests for transfer or payment from Real Estate Separate Account are deferred, then the deferred transfers or payments, when made, will be made in the following order:

                  a) Any death benefits payable under a defined contribution plan.

                  b)       All other requests for transfer or payment.

                  All death benefit payments from defined contribution plans will be made before any other requests for transfer or payment. Once these death benefits have been paid, other requests will be paid in order of the dates we received the requests.

                  Deferred transfers or payments, when paid, will be made as of a Valuation Date and will be based on the Real Estate Separate Account Unit Value as of the date paid.

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/

                                      PRESIDENT AND
                                      CHIEF EXECUTIVE OFFICER

SEPARATE INVESTMENT RIDER

PRIMART SEPARATE ACCOUNT

This rider is made a part of the Group Annuity Contract issued by us to which it is attached. All terms defined in the contract and any of its attached riders have the same meaning where used in this rider.

The purpose of this rider is to allow this contract to participate in our primary bond and mortgage investment account called Primart Separate Account.

The effective date of this rider is the Contract Date unless otherwise stated in the amendment adding it to the contract.

Pursuant to Article II, Section 6, the following is added to this contract:

         1. PRIMART SEPARATE ACCOUNT. Primart Separate Account is a pooled Separate Account for use by our retirement plan customers. It is invested by us primarily in bond and mortgage type investments similar to our general account. We will invest or reinvest Primart Separate Account in accordance with applicable law without regard to any investment requirements of our general account assets or any of our other Separate Accounts.

                  The investment management charge under Primart Separate Account is based on the value of its assets. The pro-rata charge for investment management will be deducted from Primart Separate Account on each Valuation Date for the number of calendar days within the Valuation Period ending on such Valuation Date.

                  The annual investment management charge under Primart Separate Account shall not at any time exceed 1.00% of the value of its assets. Currently, the annual charge is 0.36%. We reserve the right to change the amount of the current charge for investment management up to the 1.00% limit at any time by giving you written notice at least 30 days before the date the change is to take effect.

         2. DETERMINING PRIMART SEPARATE ACCOUNT VALUE; UNIT VALUES. The value of Primart Separate Account is its market value, or where there is no readily available market, the fair value of the assets included in it, determined by our rules and in accordance with generally accepted accounting practices and applicable law and regulations. We will furnish you with a copy of our rules upon request. The value of Primart Separate Account shall be expressed in units. The Unit Value for Primart Separate Account is the dollar value of one unit of that Separate Account and is determined on each Valuation Date.

                  The initial Unit Value of one unit of Primart Separate Account at its inception was $100.00. The Unit Value for Contributions or transfers added to the Primart Separate Account after its date of inception shall be the Unit Value of Primart

                  Separate Account on the Valuation Date the Contribution or transfer is received at our home office. If a Contribution or transfer is received on any date other than a Valuation Date, the Unit Value for such Contribution or transfer shall be determined on the next following Valuation Date. On any Valuation Date occurring after its date of inception, the Unit Value of Primart Separate Account shall be equal to the market value of Primart Separate Account on such date divided by the number of units in Primart Separate Account before any adjustments for Contributions or transfers to and applications from Primart Separate Account on such date.

         3. SEPARATE INVESTMENT PRIMART ACCOUNT. A Separate Investment Primart Account is established for each Member for each type of Contribution he directs to Primart Separate Account.

                  The value of a Separate Investment Primart Account is its proportionate share of the value of Primart Separate Account. This value will be determined by multiplying (a) by (b):

                  a) The number of Primart Separate Account Units in the Separate Investment Primart Account as of the Valuation Date.

                  b) The Primart Separate Account Unit Value as of the Valuation Date, determined in Item 2 of this rider.

                  Contributions or transfers to a Separate Investment Primart Account increase the number of Primart Separate Account Units credited to it; applications from the account reduce the number of units. The increase or decrease is determined by dividing the amount to be credited to or applied from the account by the Primart Separate Account Unit Value on the Valuation Date on which a Contribution or transfer is credited or an application is made.

         4. TRANSFERS AND PAYMENTS FROM A SEPARATE INVESTMENT PRIMART ACCOUNT. We will, upon receipt of written request from you and/or a Member, as the plan permits,

                  a) transfer to his General Investment Account or another Separate Investment Account all or any portion of the Member's Separate Investment Primart Account, or

                  b) transfer to an Alternate Funding Agent all or any portion of his Separate investment Primart Account, or

                  c) pay to the Member an amount equal to all or any portion of his Separate investment Primart Account.

                  The amount to be paid or transferred will be determined and paid or transferred within seven business days after (i) the Valuation Date on which we receive the written request or (ii) a later Valuation Date specified in the request, subject to our right to defer a transfer or payment as described in Item 5 of this rider. We are not responsible for the application of amounts transferred to an Alternate Funding Agent.

                  The amount transferred or paid will be deducted from a Separate Investment Primart Account and will be an application from such account as of the date transferred or paid. Each transfer to another Separate Investment Account may occur only on a Valuation Date of such Separate Investment Account.

         5. LIMITATIONS ON TRANSFERS AND PAYMENTS FROM A SEPARATE INVESTMENT PRIMART ACCOUNT. In general, transfers and payments from a Separate Investment Primart Account normally will be made within seven business days after the Valuation Date specified in Item 4. However, we reserve the right to defer such transfers or payments for a period not to exceed 270 days.

                  This limitation will not apply to payments to the beneficiary of a Member.

                  If we defer any transfer or payment under this Item 5, we will determine the amount to be transferred or paid as of the date transfer or payment occurs. We will notify you in the event of any deferment of more than 30 days under the provisions of this Item 5.

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/

                                      PRESIDENT AND
                                      CHIEF EXECUTIVE OFFICER

SEPARATE INVESTMENT RIDER

INTERNATIONAL STOCK SEPARATE ACCOUNT

This rider is added to the Group Annuity Contract issued by us of which it is a part. All terms defined in the contract and any of its attached riders have the same meaning where used in this rider.

The purpose of this rider is to allow this contract to participate in our international stock investment account called International Stock Separate Account.

The effective date of this rider is the Contract Date, unless otherwise stated in the amendment adding it to the contract.

This rider modifies Article l, Section 2, by adding the following paragraph to the definition of Valuation Date:

         For purposes of the International Stock Separate Account, only those days on which both the net asset value of the investments is determined and we are open for business will be Valuation Dates. The valuation will occur as of 3:00 p.m. Central Standard (or Daylight Savings, if applicable) Time for that calendar day.

Pursuant to Article 1, Section 6, the following is added to the contract:

         1. INTERNATIONAL STOCK SEPARATE ACCOUNT. International Stock Separate Account is a pooled Separate Account for use by our retirement plan customers. It is invested by us primarily in stocks or other securities of corporations located outside the United States. We may also, at our option, occasionally invest in short term money market instruments, cash or cash equivalents. Such investments may be in either United States or foreign currency or equivalencies. We will invest or reinvest the assets held in International Stock Separate Account in accordance with applicable law, without regard to any investment requirements of our general account assets or any other of our Separate Accounts.

         2. DETERMINING INTERNATIONAL STOCK SEPARATE ACCOUNT VALUE; UNIT VALUES. We will determine the value of International Stock Separate Account on each Valuation Date. The value of International Stock Separate Account is its market value, reduced by any liabilities of the account. The value of the account will always be expressed in United States dollars. If there is no readily ascertainable market value for some or all of the account's assets, the value of such assets will be the fair value of any such assets held in the Separate Account, as determined by us using generally accepted accounting practices and applicable law. A description of our method of ascertaining fair value is available upon request.

                  Liabilities of the account are its operating expenses and our Investment Management Charge. Operating expenses are those charges we must pay to operate the account, including, but not limited to, custodial fees, transfer taxes, other fees or taxes imposed by the country of origin, and other such charges.

                  Investment Management Charge is an annual charge to pay us to manage the account and is based on the value of the assets of International Stock Separate Account. The pro rata charge for investment management will be deducted from International Stock Separate Account on each Valuation Date for the number of calendar days within the Valuation Period ending on such Valuation Date.

                  The annual investment management charge for International Stock Separate Account shall not at any time exceed 2.00% of the value of its assets. Currently, the annual charge is 0.60%. We reserve the right to change the amount of charge for investment management up to the 2.00% limit at any time by giving you written notice at least 30 days before the date the change is to take effect.

                  The value of International Stock Separate Account shall be expressed in units. The Unit Value is equal to the market value of International Stock Separate Account divided by the total number of International Stock Separate Account Units on the date of determination.

                  The initial Unit Value of one unit of International Stock Separate Account was $10.00. The Unit Value for Contributions or transfers added to International Stock Separate Account after its date of inception shall be the Unit Value of International Stock Separate Account on the Valuation Date the Contribution or transfer is accepted at our home office. If a Contribution or transfer is received on any date other than a Valuation Date, the Unit Value for such Contribution or transfer shall be determined on the next following Valuation Date. On any Valuation Date occurring after its date of inception, the Unit Value of International Stock Separate Account shall be equal to the market value of International Stock Separate Account on such date divided by the number of International Stock Separate Account Units before any adjustments for Contributions or transfers to and applications from International Stock Separate Account on such date.

         3. SEPARATE INVESTMENT INTERNATIONAL STOCK ACCOUNT. The Separate Investment International Stock Account is established for each Member for each type of Contribution such Member directs to International Stock Separate Account. The value of a Separate Investment International Stock Account is its proportionate share of the value of International Stock Separate Account. This value will be determined on each Valuation Date by multiplying (a) by (b):

                  a) The number of International Stock Separate Account Units in the Separate Investment International Stock Account as of the Valuation Date.

                  b) The Unit Value of International Stock Separate Account as of the Valuation Date, as determined in
                           Item 2 of this rider.

                  Contributions or transfers to a Separate Investment International Stock Account increase the number of International Stock Separate Account Units credited to it; applications from the account reduce the number of units. This increase or decrease is determined by dividing the amount to be credited to or applied from the account by the Unit Value of International Stock Separate Account on the Valuation Date on which a Contribution or transfer was credited or an application was made.

         4. TRANSFERS AND PAYMENTS FROM A MEMBER'S SEPARATE INVESTMENT INTERNATIONAL STOCK ACCOUNT. We will, upon receipt of written request from you and/or a Member, as the Plan permits,

                  a) transfer to the Member's General Investment Account or another Separate Investment Account all or any portion of such Separate Investment International Stock Account, or

                  b) transfer to an Alternate Funding Agent all or any portion of the Member's Separate Investment International Stock Account, or

                  c) pay to the Member an amount equal to all or any portion of the Member's Separate Investment International Stock Account.

                  The amount to be paid or transferred will be determined and paid or transferred within seven business days after (i) the Valuation Date on which we receive the written request or (ii) a later Valuation Date specified in the request, subject to our right to defer a transfer or payment as described in Item 5 of this rider. We are not responsible for the application of amounts transferred to an Alternate Funding Agent. The amount transferred or paid will be deducted from the Member's Separate Investment International Stock Account and will be an application from such account as of the date transferred or paid. Each transfer to another Separate Investment Account may occur only on a Valuation Date of such Separate Investment Account.

         5. LIMITATIONS ON TRANSFERS AND PAYMENTS FROM A MEMBER'S SEPARATE INVESTMENT INTERNATIONAL STOCK ACCOUNT. In general, transfers and payments from a Member's Separate Investment International Stock Account will be made within seven business days after the Valuation Date specified in Item 4. We reserve the right, however, to defer such payments or transfers for a period not to exceed 270 days.

                  We may defer a transfer or payment under this Item 5 because of delays generated by the sale of stock in a foreign market. We will notify you if we defer a transfer or payment due to such a delay. The value determined at the time we invoke the delay will be paid out when payment becomes possible; but in no event will we defer payment more than 270 days.

                  If we defer transfer or payment under this Item 5 for other than the sale of stock in a foreign market, we will determine the amount to be transferred or paid on the actual date of transfer or payment. In such a case, the Member's Separate Investment International Stock Account of this contract will continue to participate in the International Stock Separate Account until the date transfer or payment occurs. We will notify you in the event of any deferment of more than 30 days.

                  In addition, if in the 12-month period which ends on the requested date of transfer all transfers and payments from the total of all Separate Investment International Stock Accounts total $1,000,000 or more, then we reserve the right to make the portion of the requested transfer in excess of $1,000,000 in substantially equal monthly installments over a period not to exceed 12 months. For purposes of this limitation, transfers and payments from any other separate investment accounts or funds included in International Stock Separate Account from any other contracts or policies issued in connection with the Plan or with any other retirement plan of the Employer will be included as a transfer or payment from a Separate Investment International Stock Account. If this limitation is imposed by us, the first installment will be made one month after the date of request, or on such later date that you specify.

                  These limitations will not apply to the payments to the beneficiary of a Member.

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/

                                      PRESIDENT AND
                                      CHIEF EXECUTIVE OFFICER

MULTIPLE GUARANTEE PERIODS

RIDER

This rider is made a part of the Group Annuity Contract issued by Principal Mutual Life Insurance Company to which it is attached. All terms defined in the contract and any of its attached riders have the same meaning where used in this rider.

The purpose of this rider is to expand the number of Guarantee Periods available under the contract and to permit Guarantee Periods of other than five year durations to be established.

The effective date of this rider is the Contract Date unless otherwise stated in the amendment adding it to the contract. However, this rider will have no effect for any Deposit Years (as to Contributions received during such Deposit Years) for which we do not have valid written directions selecting Guarantee Period(s). In such Deposit Year(s), the provisions of the contract with regard to Guarantee Period and Investment Direction will be the provisions stated in the contract as if this rider were not in effect. In any event, directions received for a Deposit Year after its start will not become effective until the next Deposit Year.

This rider modifies the contract as follows:

         1. By striking the definitions of GUARANTEE PERIOD, GUARANTEED INTEREST RATE and ORDER OF APPLICATION in Article I, Section 2, and substituting the following definitions in lieu thereof:

                  "GUARANTEE PERIOD means the period for which a Guaranteed Interest Account exists. The period or periods available may be any we make available to contracts of this class under the same or similar circumstances. We reserve the right, in our sole discretion, to change at any time the Guarantee Periods available for new Contributions and transfers, including transfers from existing Guaranteed Interest Accounts. We reserve the right to limit both the number of Guarantee Periods available under this contract and the number available to each Member.

                  You must give us written directions selecting the Guarantee Periods available under the contract. Your selection will remain in effect until modified by (b) or (c) below.

                  Our rights to change and to limit the Guarantee Periods available are subject to the following:

                  a) Once established by us, the Guarantee Period for a particular Guaranteed Interest Account may not be changed by us. A different Guarantee Period may apply to amounts maturing from that Guaranteed Interest Account, however.

                  b) If a particular Guarantee Period is no longer offered, we will notify you at least sixty days before the date the use of such Guarantee Period will no longer be permitted.

                  c) For each Deposit Year, you have the right to select Guarantee Periods or to change the selection of Guarantee Periods available to Members by filing written directions with us before the beginning of the Deposit Year for which the selection applies. The selections for a Deposit Year cannot be changed after its start.

                  GUARANTEED INTEREST RATE means the annual rates of interest we declare from time to time for contracts of this class for Guaranteed Interest Accounts. Each Contribution or transfer to a Guaranteed Interest Account will be credited with the Guaranteed Interest Rate in effect for the Guarantee Period chosen on the date the Contribution was received or the transfer was made.

                  ORDER OF APPLICATION means the order in which we will apply the Guaranteed Interest Accounts of a Member when transfer or withdrawal or a portion of his General Investment Accounts has been requested and no other order of application has been reported to us. Such Order of Application shall be from the current Guaranteed Interest Account first and then from each preceding Guaranteed Interest Account with the oldest Guaranteed Interest Account being last applied. However, if two or more Guaranteed Interest Accounts are established at the same time, the account nearest the end of its Guarantee Period shall be applied first, with the account furthest from the end of its Guarantee Period being last applied."

         2.       By adding the following sentence to Article II, Section 3:

                  "If more than one Guarantee Period is available, however, Contributions for a Member for whom no investment direction is on file will be directed to the General Investment Account with the shortest Guarantee Period then available under the contract."

         3.       By adding the following sentence to Article II, Section 4:

                  "A separate General Investment Account will be established for each Guarantee Period selected for each type of Contribution."

         4.       By adding the following sentence to Article II, Section 5:

                  "A separate Guaranteed Interest Account will be established for each Deposit Year for each Guarantee Period used to hold each type of Contribution directed to such accounts."

         5.       By adding the following sentences to the last paragraph of
                  Article II, Section 9:

                  "Unless you or the Member (as permitted by the Plan) tell us otherwise, each matured Guaranteed Interest Account will be transferred to the current Guaranteed Interest Account of the Member with the same Guarantee Period, if available. If the same Guarantee Period is no longer available, the account will be transferred to the Guaranteed Interest Account with the shortest Guarantee Period available under the contract."

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/

                                      PRESIDENT AND
                                      CHIEF EXECUTIVE OFFICER

                                TABLE OF CONTENTS

ARTICLE I                           DEFINITIONS

         Section   1 ----- Parties to This Contract
         Section   2 ----- Other Defined Terms

ARTICLE II                          CONTRIBUTIONS AND ACCOUNTS

         Section   1 ----- Contributions
         Section   2 ----- Types of Contributions
         Section   3 ----- Investment Direction
         Section   4 ----- General Investment Account
         Section   5 ----- Guaranteed Interest Accounts
         Section   6 ----- Separate Investment Account
         Section   7 ----- Holding Accounts
         Section   8 ----- Transfer Between Accounts
         Section   9 ----- Disposition of a Guaranteed Interest Account at the End of its Guarantee Period
         Section  10 ----- Funds

ARTICLE III                         EXPENSES

         Section   1 ----- Expenses
         Section   2 ----- Deduction of Expenses

ARTICLE IV                          BENEFITS

         Section   1 ----- Distribution of Benefits

ARTICLE IVA                ANNUITY BENEFITS

         Section   1 ----- Purchase of Annuity
         Section   2 ----- Options
         Section   3 ----- Amount of Monthly Annuity
         Section   4 ----- Cancellation of Annuity

ARTICLE IVB                         SINGLE SUM PAYMENTS

         Section   1 ----- Cash Termination, Retirement, or Disability Benefits
         Section   2 ----- Benefits Payable at Death
         Section   3 ----- Options for Benefits Payable at Death
         Section   4 ----- Withdrawal Benefit

ARTICLE V                           TRANSFER TO ALTERNATE FUNDING AGENT; CESSATION

         Section   1 ----- Transfer to Alternate Funding Agent
         Section   2 ----- Cessation of Contributions

ARTICLE VI                          CHARGES AND LIMITATIONS

         Section   1 ----- Charges for Surrender of a Guaranteed Interest Account
         Section   2 ----- Limitations on Transfers and Payments from General Investment Accounts
         Section   3 ----- Limitations on Transfers and Payments from Separate Investment Accounts

ARTICLE VII                         GENERAL PROVISIONS

         Section   1 ----- Certificates
         Section   2 ----- Beneficiary
         Section   3 ----- Dividends
         Section   4 ----- Contract
         Section   5 ----- Plan and Plan Amendments
         Section   6 ----- Waiver and Modification
         Section   7 ----- Misstatements
         Section   8 ----- Information, Proofs and Determination of Facts
         Section   9 ----- Amendment
         Section  10 ----- Contributions
         Section  11 ----- Modification in Mode of Payment of Annuity
         Section  12 ----- Commutation of Payments
         Section  13 ----- Facility of Payment
         Section  14 ----- Pronouns
         Section  15 ----- Assignment
         Section  16 ----- Basis of Annuity Purchases
         Section  17 ----- Investment Manager
         Section  18 ----- Ownership

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1--PARTIES TO THIS CONTRACT. This contract is between the Contractholder and Principal Mutual Life Insurance Company.

         Contractholder means the holder of this contract named on the face page and will be referred to in this contract as you or your.

         Principal Mutual Life Insurance Company will be referred to in this contract as we, us, or our.

         SECTION 2--OTHER DEFINED TERMS.

         Annuity Commencement Date means the beginning date for annuity payments to a Member.

         Annuity Premium means the amount applied under this contract to purchase an annuity for a Member.

         Annuity Purchase Date means the date an Annuity Premium is applied to purchase an annuity for a Member.

         Contract Date means the date this contract is effective, as shown on the face page.

         Contract Year means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

         Contributions means amounts you pay to us which we have accepted under
Article II, Section 1.

         Deposit Year means the twelve-month period beginning on each January 1 and ending on each December 31.

         Employer means the corporation or firm named as employer in the Plan and any successor by change of name, merger, purchase of stock, or purchase of assets.

         Fixed Dollar Annuity means an annuity payable in guaranteed amounts.

         General Investment Account means the account established for a Member as described in Article II, Section 4.

         Guarantee Period means, for each Guaranteed Interest Account, the five-year period beginning on the first day of its initial Deposit Year and ending on the last day of the 4th Deposit Year thereafter. Once established for a Guaranteed Interest Account, a Guarantee Period will not be changed.

         Guaranteed Interest Account means the account established for a Member for each Deposit Year as described in Article II, Section 5.

         Guaranteed Interest Rate means the annual rate of interest we declare from time to time for contracts of this class for Guaranteed Interest Accounts. Each Contribution to a Guaranteed Interest Account will be credited with the Guaranteed Interest Rate in effect for the date the Contribution was received.

         Member means a person who is a participant under the Plan.

         Normal Income Form means the form of benefit to be provided under the Plan if the Member does not elect some other form.

         Normal Retirement Date means the Member's normal retirement date under the Plan. If the Plan does not specify, it will be the first day of the month on or after his 65th birthday.

         Order of Application means the order in which we will apply the Guaranteed Interest Accounts of a Member when transfer or withdrawal of a portion of his General Investment Account has been requested and no other order of application has been reported to us. Such Order of Application shall be from the current Guaranteed Interest Account first and then from each preceding Guaranteed Interest Account with the oldest Guaranteed Interest Account being last applied.

         Plan means the Employer's retirement plan in effect on the date this contract is executed and as amended from time to time. The name of the Plan is ROCKFORD CORPORATION 401 (K) RETIREMENT SAVINGS PLAN.

         Separate Account means a Separate Account established and maintained by us in accordance with the laws of IOWA. Each Separate Account in which this contract may participate is described in the Separate Investment Rider or Riders added to this contract.

         A Separate Account consists of amounts we receive under group contracts or policies which permit deposit in such Separate Account and which amounts are directed to a Separate Account or Separate Accounts. All income gains and losses (whether or not realized), and expenses from the assets allocated to a Separate Account will be credited to or charged against that Separate Account without regard to any other income, gains or losses, or expenses we might have for our general account or any other Separate Account. The assets of a Separate Account will not be charged with any liabilities arising out of the investment experience of our general account or any other Separate Accounts outside that Separate Account.

         Separate Investment Account means the account or accounts established for a Member as described in Article II, Section 6.

         Termination of Employment means a Member's termination of employment with the Employer.

         Valuation Date means the date as of which we determine the value of a Separate Account. Valuation Dates will occur at intervals we determine, but not less frequently than the last day of a calendar month. A Valuation Date will occur on those days when the net asset value of the investments of the Separate Account is determined. The valuation will occur as of the end of each such day.

         Valuation Period means the period from the end of one Valuation Date to the end of the next following Valuation Date.

         Yearly Date means the Contract Date, January 1, 1991 and January 1 of each year thereafter.

                                   ARTICLE II

                           CONTRIBUTIONS AND ACCOUNTS

         SECTION 1--CONTRIBUTIONS. Contributions may be accepted by us under this contract on any date on or after the Contract Date, subject to the limitations of Article VII, Section 10. A Contribution on behalf of a Member is any amount determined or allowed by the Plan to be paid to us for that Member. Such Contributions may be paid to us at any time on or after the Contract Date and before the Member's Annuity Commencement Date. Contributions in excess of those determined or allowed by the Plan for the current Plan year may be paid to us only with our consent.

         All Contributions are payable directly to us at our home office in Des Moines, Iowa. Contributions will be received by us during our normal business hours Monday through Friday. If received during other hours, Saturdays, and legal holidays, they will be deemed to have been received the next following business day.

         SECTION 2--TYPES OF CONTRIBUTIONS. A Contribution on behalf of a Member may be any of the following types, if permitted by the Plan:

         a) Required employee contributions. This includes all contributions from the Member which the Plan requires in order for the Member to participate or which are matched by employer contributions.

         b) Voluntary deductible employee contributions. This includes all contributions from the Member which are deductible for federal income tax purposes under Internal Revenue Code Section 219(a).

         c) Other voluntary employee contributions. This includes all contributions from the Member which are allowed by the Plan but not included in (a) or (b) above.

         d) Employer contributions. This includes all Employer contributions permitted or required by the Plan.

         e) Transfer, rollover, or other contributions. This includes those Contributions not included in (a), (b), (c), or (d) above which are permitted by the Plan and which are permitted or required to be held separately for a Member.

         SECTION 3--INVESTMENT DIRECTION. Each type of Contribution on behalf of a Member may be directed to the General Investment Account for the Member (see
Section 4 below) or to any number of the Separate Investment Accounts (see
Section 6 below) or to any combination of such accounts. We must have written direction from you or, if the Plan permits, from the Member, for the portion of each type of Contribution to be held in each account. Contributions will be added to each account in the amount or percentage specified in the written directions on file with us. Future Contributions may be directed to different accounts or the amount directed to an account may be changed by filing a new direction with us. If a Contribution is received for a Member for whom no written direction is on file with us, we will direct that Contribution to his General Investment Account.

         SECTION 4--GENERAL INVESTMENT ACCOUNT. The General Investment Account of a Member for a type of Contribution is the aggregate of all of his Guaranteed Interest Accounts which have not been paid or applied in full.

         The value of a General Investment Account of a Member on any date will be the sum of the values of the Guaranteed Interest Accounts held under it on such date.

         SECTION 5--GUARANTEED INTEREST ACCOUNTS. A Guaranteed Interest Account will be established for a Member for each type of Contribution directed to his General Investment Account for each Deposit Year. All such General Investment Account Contributions and transfers to General Investment Account for a Member will be credited to his Guaranteed Interest Account established for the Deposit Year in which such Contributions or transfers occur. No further Contributions or transfers will be credited to a Guaranteed Interest Account after the close of the Deposit Year in which it was established.

         The value of each Guaranteed Interest Account of a Member at any time during its Guarantee Period will be determined as follows:

         a)       Initial Deposit Year.

                  1) On any date, the value of such account will be equal to the sum of all Contributions and transfers to it plus interest on such Contributions and transfers less any payments or applications from such account on or before such date.

                  2) Interest will be credited to such account daily and compounded annually on the last day of the Deposit Year.

                  3) Interest will be credited on the Contributions and transfers to such account from the date received or transferred to the last day of such Deposit Year, or to date of payment or transfer, if earlier.

                  4) The rate of interest credited will be the Composite Guaranteed Rate determined for such account.

                           Composite Guaranteed Rate means, as of any date, the rate we determine for the Member's account which is based on the Guaranteed Interest Rate in effect for each Contribution or transfer to the account, the amount and timing of each such Contribution or transfer, and the amount of any payment or application on or before such date. For second and subsequent Deposit Years, the Composite Guaranteed Rate will be the rate in effect on the last day of the initial Deposit Year.

         b)       Second and subsequent Deposit Years.

                  1) On any date of determination, the value of such account will be equal to the value of the last day of its preceding Deposit Year, plus interest for the number of days since such last day, less any payments or transfers from such account since such last day.

                  2) Interest will be credited daily and compounded annually on the last day of the Deposit Year.

                  3) Interest will be credited at the Composite Guaranteed Rate from the first day of the Deposit Year to the last day of the Deposit Year, or to the date of payment or transfers if earlier.

         A Guaranteed Interest Account will be paid or applied in full at the end of its Guarantee Period as described in Section 9 of this Article.

         SECTION 6--SEPARATE INVESTMENT ACCOUNT. A Separate Investment Account is established for a Member for each type of Contribution directed to each Separate Account in which this contract participates. The applicable Separate Investment Rider attached to this contract describes each such Separate Investment Account and its investment, accounting, valuation, and transfer provisions.

         SECTION 7--HOLDING ACCOUNTS. When we are notified that an event has occurred which requires a Member's Separate Investment Account (or Accounts) and his General Investment Account be reduced by the provisions of the Plan, we will reduce the account or accounts affected to the amounts specified. The amounts deducted from the Member's accounts will be held in Holding Accounts which correspond to the Member accounts from which they were deducted until they become forfeitures under the Plan or again become part of Member Accounts for such Member.

         If the Member's Holding Accounts become forfeitures, the following will occur:

         a) Each Holding Account for the Member for a Separate Investment Account will be added to the Holding Account for forfeitures for such Separate Investment Account.

         b) Each Holding Account for the Member for a Guaranteed Interest Account will be added to the Holding Account for forfeitures for all Guaranteed Interest Accounts whose Guarantee Periods end on the same date as such account.

         c) Holding Accounts for forfeitures will operate in the same manner as Member Holding Accounts except as follows. If the Guarantee Period for a Guaranteed Interest Account ends while such account is held as a forfeiture, the value of such account shall be transferred to the Holding Account forfeitures for the Separate Investment Account invested in Separate Account LI.

                  If such Separate Investment Account is not available under this contract, the rate of interest credited to forfeitures consisting of Guaranteed Interest Account values after the end of the Guarantee Period for them will be the rate determined by us for amounts so held under contracts of this class.

         d) As forfeitures, Holding Account values will be allocated to those Members entitled to them under the Plan and will be applied on the earliest date which is consistent with Plan provisions. Any amounts allocated to a Member because of this Section will be considered a Contribution for him under
                  Section 1 of this Article, and the provisions of Sections 1 and 3 will apply.

         SECTION 8--TRANSFERS BETWEEN ACCOUNTS. In general, all or a portion of a Member's accounts can be transferred to another account or accounts as of any date requested subject to the following:

         a) We must receive written direction to transfer from you or the Member, as permitted by the Plan. The written direction will specify, in addition to the amount to be transferred and the accounts involved, the type of Contribution (see Article II, Section 2) being transferred. If a requested transfer from a Member's General Investment Account does not specify the Guaranteed Interest Account or Accounts to be transferred, the Order of Application (as defined in Article I, Section 2) will determine the accounts to be transferred.

         b) No transfer will be effective if it is within one month before the Member's Annuity Commencement Date.

         c) A transfer from a Member's General Investment Account to a Separate Investment Account can occur only on a Valuation Date of such Separate Investment Account.

         d) Except as provided in Section 9 of this Article, all transfers from a General Investment Account are subject to charges contained in Article VI, Section 1. All transfers are subject to the limitations contained in Article VI, Sections 2 and 3.

         e) All Separate Investment Account transfers will be made subject to the provisions of the Separate Investment Rider describing such Separate Account.

         Any transfer under this Section will be an application from the account from which the funds are transferred as of the date of transfer.

         SECTION 9--DISPOSITION OF A GUARANTEED INTEREST ACCOUNT AT THE END OF ITS GUARANTEE PERIOD. Each Guaranteed Interest Account which has not been paid or applied in full before the end of its Guarantee Period will be applied in full on the date after its Guarantee Period ends by one or more of the following methods:

         a) Transfer to Current Guaranteed Interest Account. On or before the end of its Guarantee Period, you or the Member (as permitted by the Plan) may make written request to us to transfer all or a part of such account to the current Guaranteed Interest Account of the Member for that type of contribution.

         b) Transfer to a Separate Investment Account. On or before the end of its Guarantee Period, you or the Member (as permitted by the Plan) may make written request to us to transfer all or a part of such account to one or more of the Separate Investment Accounts of the Member for that type of contribution.

         c) Purchase of Annuity. On or before the end of its Guarantee Period, you or the Member (as permitted by the Plan) may make written request to apply all or a portion of each account as an Annuity Premium for the Member under Article IVA.

         d) Transfer to an Alternate Funding Agent. On or before the end of its Guarantee Period, you may make written request to us to transfer all or a part of such account to an Alternate Funding Agent. We will transfer the amount requested from such account within 10 days after its Guarantee Period ends.

         If no written election has been received by us on the last day of the Guarantee Period, item (a) will be applied by us.

         SECTION 10--FUNDS. We are sole owner of all funds received under this contract. All General Investment Accounts we receive under this contract are and remain a part of our general account without any duty or requirement of segregation or separate investment on our part. Separate Investment Accounts will be held as stated in the rider or riders describing such Separate Investment Accounts.

                                   ARTICLE III

                                    EXPENSES

         SECTION 1--EXPENSES. Expense charges will be determined by us periodically, but at least annually, in accordance with the written service agreement we have with you. The amount of such charges will be made up of the following:

         a) Compensation paid or payable by us to the soliciting agent named by you on Contributions received by us since the last date expenses were paid.

         b) A general administration expense charge, as shown in the service agreement, which is calculated for each period based on the average account balances under the contract during the period. (We will apply this charge in a uniform manner to all contracts of this class that we issue.)

         c) A recordkeeping expense charge for keeping individual records of the various types of contribution accounts for Members under this contract, and for preparing materials to inform Members about their accounts under this contract.

         d) Other charges may be made for services you ask us to do that are not covered by (a) through (c) above, for example, preparing the summary plan description if we do not hold all Plan assets or if the Employer requests unusual material. We will inform you of the charges for such services before we perform them.

         We may agree to take into account any Associated Contracts for the purpose of determining the expenses charged under such contracts. The charges under an Associated Contract will not be greater than if it were not an Associated Contract.

         Associated Contract(s) means this contract and any other group annuity contract(s) issued by us which we have agreed in writing to treat as Associated Contracts.

         These expenses may be paid to us directly at our home office in Des Moines, Iowa. We will send you a statement of these charges periodically in accordance with our written service agreement with you. Such charges must be paid within 31 days from the date of the statement. If the expense charges are not paid within 31 days after the statement date, we will deduct them from the Holding Accounts and the Member's General Investment Accounts and Separate Investment Accounts as set out in Section 2 of this Article. If this automatic deduction of expenses occurs twice in any twenty-four (24) month period, we will deduct expenses from the accounts as described in Section 2 of this Article thereafter until a new written service agreement is completed with us.

         SECTION 2--DEDUCTION OF EXPENSES. In your written service agreement with us (or as provided in Section 1 of this Article), an election may be made to have some or all of the expense charges (described in Section 1 above) deducted from Member accounts instead of having these charges paid separately.

         These expense charges will be deducted as due from the appropriate General Investment Accounts, Separate Investment Accounts, and Holding Accounts and will be an application from each such account when deducted. For General Investment Accounts, such charges will be (i) deducted from the Guaranteed Interest Accounts for the current Deposit Year, if any, or (ii) if no current Deposit Year Guaranteed Interest Account has been established under such General Investment Account (or if it is insufficient), such deductions will be made from the Guaranteed Interest Account most recently established under it.

         If you agree to pay these charges separately and a portion remains unpaid 31 days after the statement date, we will deduct this unpaid portion in an equitable manner from the account or accounts of the participants in the plan to which the expenses are attributable.

                                   ARTICLE IV
                                    BENEFITS

         SECTION 1-DISTRIBUTION OF BENEFITS. Benefits will be payable to a Member or a beneficiary under this contract as an annuity as described in
Article IVA or in a single sum payment as described in Article 1VB.

         Benefits may be payable because of a Member's

         a)       Termination of Employment,

         b)       retirement (whether early, normal or late),

         c)       disability,

         d)       death, or

         e)       withdrawal

         depending upon the Plan provisions.

                                   ARTICLE IVA
                                ANNUITY BENEFITS

         SECTION 1 --PURCHASE OF ANNUITY. An annuity will be purchased for a Member, payable under any option of Section 2 of this Article, as long as the purchase conforms to Plan provisions and complies with the following:

         a) The amounts available to purchase an annuity may be all or a portion of the amount available under the Plan, as reported to us by you.

         b) You or the Member, as permitted by the Plan, must make the request to us to purchase, using a form we either furnish or approve.

         c) If no optional form of income is elected, the Normal Income Form will be purchased.

         d) The Annuity Premium applied for the Member must be at least $1,750. (If the Member has had other purchases under this contract, this provision does not apply.)

         e) You or the Member, as permitted by the Plan, must specify what portion of the Annuity Premium is to purchase Fixed Dollar Annuity. A transfer between accounts under Article II, Section 8, may be made to purchase the portion of Fixed Dollar Annuity requested. We will apply a Member's General Investment Accounts to purchase Fixed Dollar Annuity.

         f) Any other amounts applied, not included in (e) above, will purchase Fixed Dollar Annuity as specified in the request to purchase.

         g)       The form of annuity and the contingent annuitant named (if any) cannot be changed after Annuity Purchase Date.

         h)       Annuity Commencement Date will be the Member's Annuity
                  Purchase Date.

         SECTION 2--OPTIONS. Any of the options described below may be chosen as the form of income to be paid for an annuity purchased under Section 1.

         Option 1--Life Annuity. This provides monthly annuity payments to the Member, starting on his Annuity Commencement Date and continuing for his life, with no further payments due after the Member's death.

         Option 2--Life Annuity with Certain Period. This provides monthly annuity payments to the Member, starting on his Annuity Commencement Date and continuing for his life. If the Member dies after his Annuity Commencement Date but before payments as to him have been made for a certain period, the payments left for that certain period will be continued to the Member's beneficiary.

         In choosing this option, the following items must be reported to us:

         a)       The length of the certain period (5, 10, or 15 years).

         b) Whether the remaining payments are to be paid as due to the beneficiary or commuted and paid in a single sum.

         c) The beneficiary named by the Member to whom remaining payments are to be made.

         Option 3--Survivorship Annuity with Installment Refund. This provides monthly annuity payments to the Member, starting on his Annuity Commencement Date and continuing for his life. If the Member dies after his Annuity Commencement Date, a fraction of the monthly annuity will be continued to the contingent annuitant named by the Member for the lifetime of the contingent annuitant. If both the Member and the contingent annuitant die after commencement but before his Annuity Premium has been paid out, the rest of his Annuity Premium will be paid to his beneficiary in monthly payments. The monthly payments to the beneficiary will be the same amount as the last monthly payment made by us before the payment to the beneficiary is due.

         In choosing this option, the following items must be reported to us:

         a)       The fraction to be continued (1/2, 2/3, or 1).

         b)       The name, date of birth, and sex of the contingent annuitant.

         c) The beneficiary named by the Member to whom any remaining payments would be made.

         Option 4--Single Life Installment Refund Annuity. This provides monthly annuity payments to the Member, starting on his Annuity Commencement Date and continuing for his life. If the Member dies after his Annuity Commencement Date and before monthly payments to him total his Annuity Premium, then monthly payments will continue to his beneficiary until the total of monthly payments made equal the Annuity Premium.

         In choosing this option, the name of the beneficiary to whom the remaining payments are to be made must be reported to us.

         Option 5--Fixed Period Annuity. This provides monthly annuity payments to the Member, starting on his Annuity Commencement Date and continuing for a stated (fixed) period. If the Member dies after his Annuity Commencement Date but before payments as to him have been made for the stated period, any payments remaining for this period will be paid to his beneficiary.

         In choosing this option, the following items must be reported to us:

         a)       The number of years the period is to run (not less than 5).

         b) Whether remaining payments are to be paid as due to the beneficiary or commuted and paid in a single sum.

         c) The beneficiary named by the Member to whom remaining payments would be made. By written agreement with you, we may provide other options permitted by the Plan.

         SECTION 3--AMOUNT OF MONTHLY ANNUITY. The amount of monthly Fixed Dollar Annuity purchased under Section 1 of this Article and payable to a Member will be determined by us based on

         a)       the Annuity Premium for such portion,

         b)       the option chosen,

         c)       the age and sex of the Member,

         d)       the Annuity Purchase Date,

         e)       the age and sex of the contingent annuitant (if any), and

         f) the annuity purchase rates applicable (for purchases under all contracts of this class issued by us) on the date of purchase. However, the annuity purchase rates used will not be less favorable to the Member than the rates shown in Table 1.

         SECTION 4-CANCELLATION OF ANNUITY. If, under the provisions of the Plan in effect on a Member's Annuity Purchase Date, you determine and report to us that the monthly annuity purchased for a Member is to be reduced, then the fraction you report of Fixed Dollar Annuity purchased for that Member will be cancelled, and the amount of monthly annuity payments paid to the Member, his beneficiary or contingent annuitant will be reduced accordingly.

         The reserve for any annuity cancelled under this Section will be treated as a forfeiture under Article II, Section 7.

                                   ARTICLE IVB

                               SINGLE SUM PAYMENTS

         SECTION 1--CASH TERMINATION, RETIREMENT OR DISABILITY BENEFITS. All or a portion of the amounts available to a Member under this contract may be paid to him by us in a single sum on or after his Termination of Employment or his retirement under the Plan or his disability under the Plan if

         a)       the Plan allows such payment, and

         b) we receive a written request from you and the Member, using a form we either furnish or approve.

         The amount available will be determined as of the date we receive the request at our home office, or some later date specified in the request. It will consist of that part of the Member's accounts in which he is vested under the vesting provisions of the Plan.

         Any amount payable to a Member under this Section is subject to the delay of payment and limitation provisions of Article VI, Sections 2 and 3, but such amount is not subject to the charges contained in Article VI, Section 1.

         Any payment made because of this Section will be an application equal to the amount of payment from the account or accounts involved on the date paid and it will be in lieu of any other benefits available under this contract for the amounts applied.

         SECTION 2--BENEFITS PAYABLE AT DEATH.

         Subsection (1)--Before Annuity Purchase Date. If a Member dies before his Annuity Purchase Date, a benefit equal to his vested accounts will be payable to his beneficiary. Upon receipt of due proof of death, we will pay this benefit in accordance with Plan provisions. If the Plan does not provide for another method, or if no other method has been chosen, we will pay this benefit to the beneficiary in a single sum. We will determine the value of these accounts as of the date proof of death is received at our home office.

         There is no charge under Article VI, Section 1 for a payment made under this Section, nor is such payment subject to the delay of payment and limitation provisions of Article VI, Section 2.

         Subsection (2)--After Annuity Purchase Date. If a Member dies after his Annuity Purchase Date, benefits will be paid under the form of annuity in effect for him.

         Subsection (3)--Proof of Death. We will accept as due proof of death a copy of a certified death certificate, a copy of a certified decree of a court of competent jurisdiction as to the finding of death, a written statement by a medical doctor who attended the deceased during his last illness, or any other proof that is satisfactory to us.

         SECTION 3--OPTIONS FOR BENEFITS PAYABLE AT DEATH. By written direction to us, a Member may have an annuity purchased for his beneficiary under a supplementary contract. Any such purchase must conform to the requirements of our supplementary contract.

         If no such written direction is on file with us, a beneficiary may choose to make such a purchase, subject to any requirements under the supplementary contract we make available to the beneficiary.

         Any election under this Section shall be in lieu of any benefits payable under Section 2 of this Article.

         SECTION 4--WITHDRAWAL BENEFIT. Upon written request from you and a Member, we will pay to that Member any portion of the amounts available to him under this contract, subject to the following:

         a) The request must be before the Member's Termination of Employment, disability or retirement.

         b)       The Plan must allow for such withdrawal.

         c) Any amount withdrawn under this Section will be subject to both the delay of payment and limitation provisions of Article VI, Sections 2 and 3, and the charges of Article VI, Section 1.

         d) The request must be on a form we either furnish or approve and will be accompanied (at our request) by the Member's certificate, if any, issued as described in Article VII,
                  Section 1.

         We will determine the amount available as of the date we receive the request at our home office, or at some later date specified in the request. The amount available will be that portion of his Separate Investment Account and his General Investment Account in which he is vested under the Plan.

         If a portion of a Member's General Investment Account is to be withdrawn, the written request must specify which Guaranteed Interest Account or Accounts are to be applied. If none is specified, the Order of Application (defined in Article I, Section 2) will apply.

         Any payment under this Section will be an application of the portion requested from the account or accounts involved on the date paid. This payment will be in lieu of any other benefits under this contract for the portions applied.

                                    ARTICLE V
                 TRANSFER TO ALTERNATE FUNDING AGENT; CESSATION

         SECTION 1 --TRANSFER TO ALTERNATE FUNDING AGENT. You may file a written request with us at our home office for payment of the aggregate of all or a portion of the General Investment Accounts and Separate Investment Accounts to an Alternate Funding Agent. Subject to charges provided for in Article VI,
Section 1, and the limitations provided in Article VI, Sections 2 and 3, the amount of any General Investment Accounts and Separate Investment Accounts to be transferred will be determined and transferred within seven business days after the date we receive your request. If you request payment as of some later date, the amounts to be paid out will be determined and paid as of that later date.

         If only a portion of the General Investment Accounts or Separate Investment Accounts is to be transferred, we will reduce the account or accounts specified in your written request by the portion requested. If the Guaranteed Interest Account or Accounts to be transferred is not specified, the Order of Application (defined in Article I, Section 2) will apply.

         Alternate Funding Agent means an insurance company or trustee designated by you and authorized to receive any amount or amounts transferred under this Section as to a Member or Members and to apply such amount or amounts for the exclusive benefit of such a Member or Members under a plan which continues to meet the requirements of the Internal Revenue Code, without any obligation on our part as to such application.

         SECTION 2--CESSATION OF CONTRIBUTIONS. Cessation of Contributions shall be effective as of any of the following dates:

         a) On the date you notify us in writing that cessation of Contributions is to occur.

         b)       On the date the Plan terminates.

         c) On the date the Plan fails to meet the requirements of the Internal Revenue Code if we have given you written notice that cessation is to be effective as of such date.

         d) On the date no General Investment Accounts or Separate Investment Accounts remain under this contract.

         Upon cessation of Contributions, no further employees will become Members and no further Contributions will become payable.

         All provisions of this contract will remain effective as to any General Investment Accounts and Separate Investment Accounts which have not been paid or applied in full.

         Once all General Investment Accounts and Separate Investment Accounts have been paid or applied in full, we will have no further obligation in regard to such accounts.

                                   ARTICLE VI

                             CHARGES AND LIMITATIONS

         SECTION 1-CHARGES FOR SURRENDER OF A GUARANTEED INTEREST ACCOUNT. Transfer or withdrawal of a Guaranteed Interest Account during its Guarantee Period as provided in Article II, Section 8; Article IVB, Section 4; and Article V, Section 1 is a surrender of the portion of the account so transferred or withdrawn. If, however, the transfer under Article V, Section 1 is on account of the death, Termination of Employment, disability, or retirement of a Member and could have been a payment under Article IVB, Section 1 or Section 2, charges under this Section will not be made.

         If all or a portion of a Guaranteed Interest Account is surrendered, the amount available will be reduced by a surrender charge equal to the following:

         a) If the Guaranteed Interest Rate in effect for contracts of this class for the date of surrender is equal to or less than the Composite Guaranteed Rate for such account, there is no charge.

         b) If the Guaranteed Interest Rate in effect for contracts of this class for the date of surrender is greater than the Composite Guaranteed Rate for such account, such charge is equal to

                  i) the difference between such Guaranteed Interest Rate for such date of surrender and such Composite Guaranteed Rate multiplied by

                  ii)      the number of years (including fractional parts of a
                           year) remaining in the Guarantee Period for such Guaranteed Interest Account multiplied by

                  iii)     the amount being surrendered.

         If the entire account is surrendered, such Guaranteed Interest Account will be applied on the date of surrender and the difference between the amount applied and the surrender charge (if any) determined above will be paid or transferred.

         If a portion of the account is surrendered, the amount applied will be equal to the amount being surrendered plus the surrender charge, if any.

         SECTION 2--LIMITATIONS ON TRANSFERS AND PAYMENTS FROM GENERAL INVESTMENT ACCOUNTS. In general, payments and transfers from the General Investment Accounts will be made in full within 90 days after the requested date of payment. We may, at our option, delay such payment or transfer for up to an additional 180 days.

         However, if in the 36-month period which ends on the requested date of payment or transfer all payments or transfers from the General Investment Accounts total $12,000,000 or more, then the portion of the requested payment or transfer in excess of $12,000,000 may be made in substantially equal monthly installments over a period not greater than the following 36 months.

For purposes of this limitation, payments and transfers from our general account from any other contracts or policies we issued in connection with the Plan or with any other retirement plan of the Employer will be included as payment or transfer from the General Investment Accounts. If this limitation is effective, the first installment will be made one month after the date of request, or on such later date that you specify.

         Nothing in any of the limitations described above will apply to payments to the beneficiary of a Member. or to applications of Annuity Premium.

         If a deferment is applied by us under this Section, amounts to be paid or transferred will continue to earn interest at the rate determined pursuant to
Article II, Section 5, until the date payment or transfer occurs. Any surrender charges applicable under Section 1 of this Article will be determined as of the date payment or transfer occurs under this Section. We will notify you in the event of any deferment of more than 30 days under the provisions of this Section.

         SECTION 3--LIMITATIONS ON TRANSFERS AND PAYMENTS FROM SEPARATE INVESTMENT ACCOUNTS. Any limitation on the payment or transfer from a Separate Investment Account is contained in the rider describing such Separate Investment Account.

                                   ARTICLE VII

                               GENERAL PROVISIONS

         SECTION 1-CERTIFICATES. If a Member contributes under the Plan and the state of issue so requires, we will prepare and send to the Employer, for delivery to each such Member, an individual certificate setting out a statement of the benefits to which that Member is entitled and to whom death benefits are payable. If benefits become payable to a Member under one of the options of
Article IVA, we will issue an individual certificate setting forth the amount, form and period of payment of the monthly annuity benefits.

         SECTION 2--BENEFICIARY. The beneficiary is the person or persons named by the Member to whom benefits (other than any monthly income payable to a contingent annuitant under the provisions of Article IVA, Section 2) are payable under this contract upon the death of the Member, subject to the provisions of
Section 13 of this Article. A Member shall name or change a beneficiary by filing a written beneficiary designation to that effect with us, but the designation will not be effective until we receive it. When we receive the designation, it will be effective as of the date it is executed, but any payments we made before receipt of the designation shall discharge us to the extent of such payments. We reserve the right to require the Member's certificate for endorsement of any change of beneficiary.

         Unless otherwise specified by the Member with our consent,

         a) if any beneficiary dies before the Member, any monthly payment which would have become payable to such beneficiary, if living, will be payable when due to the beneficiary or beneficiaries surviving the Member in the order provided.

         b) if any beneficiary survives the Member but dies before receiving all of the monthly payments which would have been payable to such beneficiary, if living, payment will be paid when due to the surviving beneficiary or beneficiaries in the order provided.

         c) if the last survivor of all named beneficiaries dies after the death of the Member (and the contingent annuitant, if any) and before all payments due the beneficiary have been made, the remaining payments will be commuted and the commuted value paid to the executor or administrator of the estate of such last survivor.

         If no named beneficiary survives the Member (and the contingent annuitant, if any), or no beneficiary has been named, any amount which would have become payable to a beneficiary will be commuted and the commuted value paid to the executor or administrator of the estate of the Member (the executor or administrator of the estate of any contingent annuitant, if he survives the Member).

         If the beneficiary is not a natural person taking in his own right (that is, a trust or an estate), any monthly or other periodic payments will be commuted and the commuted value paid to the beneficiary in a single sum. However, if the beneficiary is a trust established for the benefit of a natural person and if the payment period is at least 24 months and not more than 60 months, monthly or other periodic payments may be continued to such beneficiary.

         SECTION 3--DIVIDENDS. Any portion of the divisible surplus that we determine to accrue on this contract shall be determined annually by us and shall be credited to this contract on each Yearly Date after the Contract Date. Any dividend shall be applied as directed by you in accordance with Plan provisions. (NOTE: Because of the direct crediting of investment return to both General Investment Accounts and Separate Investment Accounts, it is not anticipated that there will be any surplus accruing on this contract from which dividends may be apportioned to this contract.)

         SECTION 4--CONTRACT. This contract and your application, a copy of which is attached to and made a part of this contract, are the entire contract between the parties. We are obligated only as provided in this contract and are not a party to nor bound by any trust or plan.

         SECTION 5--PLAN AND PLAN AMENDMENTS. You agree to furnish us with a copy of the Plan in effect on the Contract Date and any subsequent amendments to it. No amendment to the Plan which affects our duties and obligations will be effective under this contract if we notify you in writing that such change is unacceptable to us. We agree to notify you within 60 days after we receive an amendment if it is unacceptable.

         SECTION 6--WAIVER AND MODIFICATION. Only our officers have authority to change this contract or waive any of its provisions or requirements.

         SECTION 7--MISSTATEMENTS. If the age or sex (to the extent sex is a determining factor) of any Member or contingent annuitant or if any other relevant fact is found to have been misstated, the amount of annuity payable by us will be that provided by the amount applied to purchase such annuity, determined as of the date of purchase established by the misstated information and on the basis of the correct age and sex. Any overpayment by us resulting from any misstatements will be deducted from amounts thereafter payable to the Member, his contingent annuitant or his beneficiary. Any underpayment by us resulting from any misstatements will be paid in full with the next payment due the Member, his contingent annuitant or his beneficiary.

         SECTION 8--INFORMATION, PROOFS AND DETERMINATION OF FACTS. You agree to furnish to us evidence of the age of each Member and his contingent annuitant, if any, on or before his earliest Annuity Purchase Date and other records, data, proofs or additional information which, in our opinion, is necessary for the administration of this contract.

         For the purposes of this contract, the determination by you as to any facts (except age and sex) relating to any employee is, except for fraud or willful misstatement of fact, conclusive.

         SECTION 9--AMENDMENT. We reserve the right to amend or change this contract as follows, subject to the limitations of item (f):

         a) Any or all of the contract provisions may be changed at any time, including retroactive changes, to the extent necessary to meet the requirements of any law or regulation issued by any governmental agency to which we are subject.

         b) As of any date after the Contract Date and subject to the notice provisions of (e) of this Section, we may amend or change the length of the Guarantee Period; the Order of Application; the provisions for transferring values between accounts; and the charge contained in Article VI, Section 1.

         c) We may amend or change Table 1 as of any date which is at least 5 years after the later of (i) the Contract Date or (ii) the date of the latest amendment or change under this item
                  (c).

         d) By written agreement between you and us, this contract may be amended or changed at any time as to any of its provisions, including those in regard to coverage, benefits and the participation privileges, without the consent of any Member, beneficiary or contingent annuitant.

         e) We will give you written notice of any change made because of item (a) above. Any amendment or change under items (b) or (c) will not become effective unless we give you written notice at least 60 days before the date the amendment or change is to take effect.

         f) Any amendment or change under this Section 9 is binding and conclusive on each Member, beneficiary, or contingent annuitant, but is limited by the following:

                  i) No amendment or change will apply to annuities purchased under Article IVA before the effective date of the amendment or change except to the extent necessary in making changes in accordance with item
                           (a) above.

                  ii) No amendment or change under (b) above will affect Guaranteed Interest Accounts established prior to the date of the amendment or change.

                  iii) Any change in the general administration expense charge referred to in (b) of Section 1, Article III, will not take effect as to any General Investment Accounts and Separate Investment Accounts to be transferred to an Alternate Funding Agent, if, prior to the date the amendment or change is to take effect, we receive written request from you for payment of all such General Investment Accounts and Separate Investment Accounts to the Alternate Funding Agent in accordance with Article V, Section 1, and such request is not revoked.

         SECTION 10--CONTRIBUTIONS. We reserve the right to limit or refuse further Contributions or Annuity Premiums under this contract. We will give you written notice at least 60 days before the date after which further Contributions or Annuity Premiums will be limited or refused by us.

         SECTION 11--MODIFICATION IN MODE OF PAYMENT OF ANNUITY. If, at any time on or subsequent to a Member's Annuity Commencement Date, the monthly amount of the annuity payable under this contract to such Member or to his beneficiary or contingent annuitant would be less than $20, we may, at our option, pay in cash the reserve for the annuity payments in full settlement of all benefits otherwise payable. The reserve will be determined by us on the same mortality and interest basis as the annuity purchase rate which was used to determine the amount of annuity payments.

         If, after a Member's Termination of Employment has occurred, the total of his Separate Investment Accounts and General Investment Accounts is less than $1,750, we, at our option, may pay to such Member the amount of such accounts in a single sum in lieu of any and all other benefits as to such accounts.

         SECTION 12--COMMUTATION OF PAYMENTS. If any monthly payments are to be commuted, commuted value of the payments will be determined by us, using the interest rate which was used as a basis for calculating the amount of the monthly payments at the time the annuity was purchased.

         Neither the Member, the contingent annuitant nor any beneficiary who is a natural person taking in his own right has the right to commute any monthly annuity payments under this contract.

         SECTION 13--FACILITY OF PAYMENT. If any Member, contingent annuitant or beneficiary is physically or mentally incapable of giving a valid receipt for any payment due him and no legal representative has been appointed for him, we may, in the absence of written direction to the contrary from you, at our option, make such payment to the person or persons as have, in our opinion, assumed the care and principal support of the Member, contingent annuitant or beneficiary, except that any payment due a minor will be paid at a rate not exceeding $100.00 per month. However, in no event will any such payment exceed the maximum amount allowed under applicable law of the state in which this contract is delivered. Any such payment made by us shall fully discharge us to the extent of the payment.

         SECTION 14--PRONOUNS. Masculine pronouns used in this contract include both masculine and feminine gender unless the context indicates otherwise.

         SECTION 15--ASSIGNMENT. No benefits payable under this contract to any Member, beneficiary or contingent annuitant are assignable, and all such benefits are exempt from the claims of creditors to the maximum extent permitted by law.

         SECTION 16--BASIS OF ANNUITY PURCHASES. The rates shown in the Table 1 included in this contract on the Contract Date have been computed on the basis of (i) interest at the rate of 3% per annum and (ii) mortality according to the a-1949 Male Annuity Table (Modified Projection C) with 1960 modifications in the rates of mortality, projected 30 years, males set forward one year in age, females set back four years in age.

         SECTION 17--INVESTMENT MANAGER. As set out in Article II, Sections 3,8 and 9, the right to direct the split of Contributions between General Investment Accounts and Separate

Investment Accounts and to direct any transfer between these accounts is reserved to you and/or the Member, all in accordance with provisions of this contract.

         Application for and issuance of this contract constitutes appointment of and acceptance and affirmation by us that (i) we are an Investment Manager as described under the Employee Retirement Income Security Act of 1974 with respect to Plan assets held under this contract, except the right reserved in the preceding paragraph and (ii) we are qualified to accept such appointment and acknowledge that by virtue of such appointment we are a fiduciary of the Plan, within the meaning of the Employee Retirement Income Security Act of 1974 with respect to our responsibilities as Investment Manager.

         SECTION 18--OWNERSHIP. You are the owner of this contract; provided however that if the Plan is trusteed, the trustee(s) of the Plan is sole owner of all the payments, rights, options, and privileges herein granted or made payable to any Member, beneficiary, or contingent annuitant under this contact. This includes, without limitation, the right to distribute all or a portion of the Member's accounts, or ownership of these rights in respect of such accounts, on or after the Member's Termination of Employment; but this does not include the right to designate a Member's beneficiary unless such right has been granted to the trustee by the Plan or trust. The trustee(s) of the Plan is entitled to exercise all such rights, options, and privileges and to receive all such payments at the time or times specified in this contract that such payments, rights, options, and privileges are available to a Member. Such exercise by the trustee(s) may be made without the consent or participation of any Member, beneficiary or contingent annuitant.

                                     TABLE 1
                            OPTION 1 -- Life Annuity
                  Amount of Monthly Annuity Purchased by $1,000

                        Age *
                  ------------------                    Monthly
                  Male        Female                    Annuity
                  ----        ------                    -------
                   45           50                      $  4.12
                   46           51                         4.19
                   47           52                         4.27
                   48           53                         4.35
                   49           54                         4.43

                   50           55                         4.52
                   51           56                         4.61
                   52           57                         4.71
                   53           58                         4.81
                   54           59                         4.92

                   55           60                         5.03
                   56           61                         5.15
                   57           62                         5.28
                   58           63                         5.42
                   59           64                         5.56

                   60           65                         5.72
                   61           66                         5.89
                   62           67                         6.06
                   63           68                         6.25
                   64           69                         6.46

                   65           70                         6.68
                   66           71                         6.91
                   67           72                         7.17
                   68           73                         7.44
                   69           74                         7.74

                   70           75                         8.07
                   71           76                         8.42
                   72           77                         8.80
                   73           78                         9.21
                   74           79                         9.65

                   75           80                        10.13

* A Member's age for the purpose of this table is age last birthday on his Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 1
                                                                            Life

                                     TABLE 1
                       OPTION 2--CERTAIN AND LIFE ANNUITY
                  Amount of Monthly Annuity Purchased by $1,000

                                           Monthly Annuity
                Age*              ---------------------------------
          ------------------      5 years     10 years     15 years
          Male        Female      certain     certain      certain
          ----        ------      -------     --------     --------
           45           50         $4.11       $4.08        $4.04
           46           51          4.18        4.15         4.10
           47           52          4.26        4.22         4.17
           48           53          4.33        4.30         4.23
           49           54          4.42        4.37         4.30

           50           55          4.50        4.46         4.37
           51           56          4.59        4.54         4.45
           52           57          4.69        4.63         4.52
           53           58          4.79        4.72         4.60
           54           59          4.89        4.82         4.69

           55           60          5.01        4.92         4.77
           56           61          5.12        5.02         4.86
           57           62          5.25        5.13         4.95
           58           63          5.38        5.25         5.05
           59           64          5.52        5.37         5.14

           60           65          5.67        5.50         5.24
           61           66          5.82        5.64         5.35
           62           67          5.99        5.78         5.45
           63           68          6.17        5.93         5.55
           64           69          6.36        6.09         5.66

           65           70          6.57        6.25         5.76
           66           71          6.79        6.42         5.86
           67           72          7.02        6.59         5.96
           68           73          7.27        6.77         6.06
           69           74          7.54        6.96         6.15

           70           75          7.82        7.14         6.24
           71           76          8.13        7.33         6.32
           72           77          8.45        7.52         6.40
           73           78          8.78        7.70         6.47
           74           79          9.14        7.88         6.53

           75           80          9.51        8.06         6.59

*A Member's age for the purpose of this table is age last birthday on his Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 2
                                                                Certain and Life

                                     TABLE 1
             OPTION 3 - SURVIVORSHIP ANNUITY WITH INSTALLMENT REFUND
                 with 50% Continued to the Contingent Annuitant
                  Amount of Monthly Annuity Purchased by $1,000


                                                      Age* of Male Member
                        ---------------------------------------------------------------------------
   Age* of                55                60               65                70               75
 Contingent             -----             -----            -----             -----            -----
  Annuitant                                          Age* of Female Member
------------            ---------------------------------------------------------------------------
Male  Female              60                65               70                75               80
----  ------            -----             -----            -----             -----            -----
        55              $4.41             $4.73            $5.10             $5.52            $5.96
        56               4.43              4.76             5.14              5.57             6.03
        57               4.45              4.79             5.18              5.62             6.09
        58               4.47              4.82             5.22              5.67             6.16
        59               4.49              4.85             5.26              5.73             6.23

 55     60               4.51              4.88             5.30              5.78             6.30
 56     61               4.52              4.90             5.34              5.84             6.37
 57     62               4.54              4.93             5.38              5.89             6.45
 58     63               4.56              4.96             5.42              5.95             6.52
 59     64               4.57              4.98             5.46              6.01             6.60

 60     65               4.59              5.01             5.50              6.06             6.67
 61     66               4.60              5.03             5.53              6.11             6.75
 62     67               4.62              5.05             5.57              6.17             6.83
 63     68               4.63              5.07             5.61              6.23             6.91
 64     69               4.64              5.09             5.64              6.28             6.99

 65     70               4.65              5.11             5.67              6.33             7.07
 66     71               4.66              5.13             5.70              6.38             7.15
 67     72               4.67              5.14             5.73              6.43             7.23
 68     73               4.67              5.16             5.76              6.48             7.30
 69     74               4.68              5.17             5.78              6.52             7.37

 70     75               4.68              5.18             5.80              6.57             7.45
 71                      4.69              5.19             5.82              6.60             7.52
 72                      4.69              5.20             5.84              6.64             7.58
 73                      4.69              5.21             5.86              6.67             7.64
 74                      4.70              5.21             5.87              6.70             7.69

 75                      4.70              5.22             5.88              6.72             7.74

*A Member's age and a Contingent Annuitant's age for the purpose of this table is age last birthday on the Member's Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 3
                                                                50% Survivorship
                                                              Installment Refund

                                     TABLE 1
             OPTION 3 - SURVIVORSHIP ANNUITY WITH INSTALLMENT REFUND
               with 66 2/3% Continued to the Contingent Annuitant
                  Amount of Monthly Annuity Purchased by $1,000

                                                      Age* of Male Member
                        ---------------------------------------------------------------------------
   Age* of                55                60               65                70               75
 Contingent             -----             -----            -----             -----            -----
  Annuitant                                          Age* of Female Member
------------            ---------------------------------------------------------------------------
Male  Female              60                65               70                75               80
----  ------            -----             -----            -----             -----            -----
        55              $4.26             $4.50            $4.76             $5.02            $5.27
        56               4.29              4.54             4.81              5.08             5.34
        57               4.31              4.58             4.86              5.14             5.41
        58               4.34              4.62             4.91              5.20             5.48
        59               4.37              4.65             4.96              5.27             5.56

 55     60               4.39              4.69             5.01              5.33             5.64
 56     61               4.42              4.73             5.06              5.40             5.72
 57     62               4.44              4.76             5.11              5.46             5.80
 58     63               4.47              4.80             5.16              5.53             5.89
 59     64               4.49              4.83             5.21              5.60             5.98
 60     65               4.51              4.87             5.26              5.67             6.07
 61     66               4.53              4.90             5.31              5.74             6.16
 62     67               4.55              4.93             5.36              5.81             6.26
 63     68               4.57              4.96             5.41              5.88             6.35
 64     69               4.58              4.99             5.45              5.96             6.45

 65     70               4.60              5.02             5.50              6.03             6.55
 66     71               4.61              5.04             5.54              6.09             6.65
 67     72               4.62              5.07             5.58              6.16             6.75
 68     73               4.64              5.09             5.62              6.22             6.85
 69     74               4.64              5.10             5.66              6.28             6.95

 70     75               4.65              5.12             5.69              6.35             7.04
 71                      4.66              5.14             5.72              6.40             7.13
 72                      4.67              5.15             5.74              6.45             7.22
 73                      4.67              5.16             5.77              6.50             7.30
 74                      4.67              5.17             5.79              6.54             7.38

 75                      4.68              5.18             5.81              6.58             7.46

*A Member's age and a Contingent Annuitant's age for the purpose of this table is age last birthday on the Member's Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 3
                                                            66 2/3% Survivorship
                                                              Installment Refund

                                     TABLE 1
             OPTION 3 - SURVIVORSHIP ANNUITY WITH INSTALLMENT REFUND
                 with 100% Continued to the Contingent Annuitant
                  Amount of Monthly Annuity Purchased by $1,000

                                                      Age* of Male Member
                        ---------------------------------------------------------------------------
   Age* of                55                60               65                70               75
 Contingent             -----             -----            -----             -----            -----
  Annuitant                                          Age* of Female Member
------------            ---------------------------------------------------------------------------
Male  Female              60                65               70                75               80
----  ------            -----             -----            -----             -----            -----
        55              $3.98             $4.10            $4.19             $4.24            $4.26
        56               4.02              4.15             4.24              4.30             4.33
        57               4.06              4.20             4.30              4.37             4.40
        58               4.10              4.25             4.37              4.44             4.48
        59               4.14              4.30             4.43              4.52             4.56

 55     60               4.17              4.35             4.49              4.59             5.64
 56     61               4.21              4.40             4.56              4.67             4.73
 57     62               4.25              4.45             4.63              4.75             4.82
 58     63               4.28              4.50             4.69              4.83             4.91
 59     64               4.32              4.55             4.76              4.92             5.01

 60     65               4.35              4.60             4.83              5.00             5.11
 61     66               4.38              4.65             4.90              5.09             5.22
 62     67               4.41              4.70             4.97              5.18             5.32
 63     68               4.44              4.74             5.03              5.28             5.44
 64     69               4.47              4.79             5.10              5.37             5.55

 65     70               4.49              4.83             5.17              5.46             5.67
 66     71               4.52              4.87             5.23              5.56             5.79
 67     72               4.54              4.91             5.29              5.65             5.92
 68     73               4.56              4.94             5.35              5.74             6.04
 69     74               4.58              4.97             5.41              5.83             6.17

 70     75               4.59              5.00             5.46              5.92             6.30
 71                      4.61              5.03             5.51              6.00             6.43
 72                      4.62              5.05             5.56              6.08             6.55
 73                      4.63              5.07             5.60              6.16             6.67
 74                      4.64              5.09             5.64              6.23             6.79

 75                      4.64              5.11             5.67              6.30             6.91

*A Member's age and a Contingent Annuitant's age for the purpose of this table is age last birthday on the Member's Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 3
                                                               100% Survivorship
                                                              Installment Refund

                                     TABLE 1
               OPTION 4 -- SINGLE LIFE INSTALLMENT REFUND ANNUITY
                  Amount of Monthly Annuity Purchased by $1,000

                        Age *
                  ------------------                    Monthly
                  Male        Female                    Annuity
                  ----        ------                    -------
                   45           50                      $  3.95
                   46           51                         4.01
                   47           52                         4.07
                   48           53                         4.13
                   49           54                         4.20

                   50           55                         4.27
                   51           56                         4.34
                   52           57                         4.42
                   53           58                         4.50
                   54           59                         4.58

                   55           60                         4.67
                   56           61                         4.76
                   57           62                         4.85
                   58           63                         4.96
                   59           64                         5.06

                   60           65                         5.18
                   61           66                         5.29
                   62           67                         5.42
                   63           68                         5.54
                   64           69                         5.69

                   65           70                         5.84
                   66           71                         6.00
                   67           72                         6.16
                   68           73                         6.34
                   69           74                         6.52

                   70           75                         6.72
                   71           76                         6.93
                   72           77                         7.14
                   73           78                         7.37
                   74           79                         7.62

                   75           80                         7.87

*A Member's age for the purpose of this table is age last birthday on his Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 4
                                                  Single Life Installment Refund

                                     TABLE 1
                         OPTION 5 -- FIXED PERIOD OPTION
                  Amount of Monthly Annuity Purchased by $1,000

                   Number                               Monthly
                  of Years                              Annuity
                  --------                              -------
                     5                                  $ 17.91
                     6                                    15.14
                     7                                    13.16
                     8                                    11.68
                     9                                    10.53
                    10                                     9.61
                    11                                     8.86
                    12                                     8.24
                    13                                     7.71
                    14                                     7.26
                    15                                     6.87
                    16                                     6.53
                    17                                     6.23
                    18                                     5.96
                    19                                     5.73
                    20                                     5.51

                                                                         Table 1
                                                                        Option 5
                                                                    Fixed Period

                                    TABLE 1A
                            OPTION I -- LIFE ANNUITY
                  Amount of Monthly Annuity Purchased by $1,000

                                                        Monthly
                  Age*                                  Annuity
                  ----                                  -------
                  50                                    $  4.12
                  51                                       4.19
                  52                                       4.27
                  53                                       4.35
                  54                                       4.43

                  55                                       4.52
                  56                                       4.61
                  57                                       4.71
                  58                                       4.81
                  59                                       4.92

                  60                                       5.03
                  61                                       5.15
                  62                                       5.28
                  63                                       5.42
                  64                                       5.56

                  65                                       5.72
                  66                                       5.89
                  67                                       6.06
                  68                                       6.25
                  69                                       6.46

                  70                                       6.68
                  71                                       6.91
                  72                                       7.17
                  73                                       7.44
                  74                                       7.74

                  75                                       8.07
                  76                                       8.42
                  77                                       8.80
                  78                                       9.21
                  79                                       9.65

                  80                                      10.13

* Age for the purpose of this table is age last birthday on Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 1
                                                                            Life

                                    TABLE 1A

                      OPTION 2 -- CERTAIN AND LIFE ANNUITY

                  Amount of Monthly Annuity Purchased by $1,000

                                      Monthly Annuity
                            -----------------------------------
                            5 years      10 years      15 years
                  Age*      certain      certain       certain
                  ----      -------      --------      --------
                   50       $  4.11      $   4.08      $   4.04
                   51          4.18          4.15          4.10
                   52          4.26          4.22          4.17
                   53          4.33          4.30          4.23
                   54          4.42          4.37          4.30

                   55          4.50          4.46          4.37
                   56          4.59          4.54          4.45
                   57          4.69          4.63          4.52
                   58          4.79          4.72          4.60
                   59          4.89          4.82          4.69

                   60          5.01          4.92          4.77
                   61          5.12          5.02          4.86
                   62          5.25          5.13          4.95
                   63          5.38          5.25          5.05
                   64          5.52          5.37          5.14

                   65          5.67          5.50          5.24
                   66          5.82          5.64          5.35
                   67          5.99          5.78          5.45
                   68          6.17          5.93          5.55
                   69          6.36          6.09          5.66

                   70          6.57          6.25          5.76
                   71          6.79          6.42          5.86
                   72          7.02          6.59          5.96
                   73          7.27          6.77          6.06
                   74          7.54          6.96          6.15

                   75          7.82          7.14          6.24
                   76          8.13          7.33          6.32
                   77          8.45          7.52          6.40
                   78          8.78          7.70          6.47
                   79          9.14          7.88          6.53

                   80          9.51          8.06          6.59

* Age for the purpose of this table is age last birthday on Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 2
                                                                Certain and Life

                                    TABLE 1A
                OPTION 3 -- JOINT LIFE INSTALLMENT REFUND ANNUITY
                 with 50% Continued to the Contingent Annuitant
                  Amount of Monthly Annuity Purchased by $1,000

  Age* of
 Contingent                                       Age* of Participant or Member
  Annuitant               60           61           62           63            64           65           66
 ----------
     55                 $4.41        $4.47        $4.53        $4.60         $4.66        $4.73        $4.80
     56                  4.43         4.49         4.56         4.62          4.69         4.76         4.83
     57                  4.45         4.51         4.58         4.65          4.72         4.79         4.86
     58                  4.47         4.53         4.60         4.67          4.74         4.82         4.89
     59                  4.49         4.56         4.63         4.70          4.77         4.85         4.93

     60                  4.51         4.58         4.65         4.72          4.80         4.88         4.95
     61                  4.52         4.60         4.67         4.74          4.82         4.90         4.99
     62                  4.54         4.61         4.69         4.77          4.85         4.93         5.01
     63                  4.56         4.63         4.71         4.79          4.87         4.96         5.04
     64                  4.57         4.65         4.73         4.81          4.89         4.98         5.07

     65                  4.59         4.67         4.75         4.83          4.92         5.01         5.10

     66                  4.60         4.68         4.76         4.85          4.94         5.03         5.12
     67                  4.62         4.70         4.78         4.87          4.96         5.05         5.15
     68                  4.63         4.71         4.80         4.89          4.98         5.07         5.17
     69                  4.64         4.72         4.81         4.90          5.00         5.09         5.20

     70                  4.65         4.73         4.82         4.92          5.01         5.11         5.22
     71                  4.66         4.75         4.84         4.93          5.03         5.13         5.24
     72                  4.67         4.75         4.85         4.94          5.04         5.14         5.25
     73                  4.67         4.76         4.86         4.95          5.05         5.16         5.27
     74                  4.68         4.77         4.86         4.96          5.06         5.17         5.28

     75                  4.68         4.78         4.87         4.97          5.07         5.18         5.30

* Age for the purpose of this table is age last birthday on the Participant's or Member's Annuity Commencement Date

                                                                         Table 1
                                                                        Option 3
                                                                  Joint Life 50%
                                                              Installment Refund

                                    TABLE 1A
                OPTION 3 -- JOINT LIFE INSTALLMENT REFUND ANNUITY
                 with 50% Continued to the Contingent Annuitant
                  Amount of Monthly Annuity Purchased by $1,000

 Age* of
Contingent                                         Age* of Participant or Member
 Annuitant               67           68           69           70            71           72           73
----------
    55                 $4.87        $4.95        $5.02        $5.10         $5.18        $5.26        $5.34
    56                  4.91         4.98         5.06         5.14          5.22         5.31         5.39
    57                  4.94         5.02         5.10         5.18          5.26         5.35         5.44
    58                  4.97         5.05         5.14         5.22          5.31         5.40         5.49
    59                  5.01         5.09         5.17         5.26          5.35         5.44         5.53

    60                  5.04         5.12         5.21         5.30          5.39         5.49         5.58
    61                  5.07         5.16         5.25         5.34          5.43         5.53         5.63
    62                  5.10         5.19         5.28         5.38          5.48         5.58         5.68
    63                  5.13         5.23         5.32         5.42          5.52         5.62         5.73
    64                  5.16         5.26         5.36         5.46          5.56         5.67         5.78

    65                  5.19         5.29         5.39         5.50          5.60         5.71         5.83

    66                  5.22         5.32         5.43         5.53          5.64         5.76         5.87
    67                  5.25         5.35         5.46         5.57          5.68         5.80         5.92
    68                  5.27         5.38         5.49         5.61          5.72         5.84         5.97
    69                  5.30         5.41         5.52         5.64          5.76         5.88         6.01

    70                  5.32         5.44         5.55         5.67          5.80         5.93         6.06
    71                  5.34         5.46         5.58         5.70          5.83         5.96         6.10
    72                  5.37         5.48         5.60         5.73          5.86         6.00         6.14
    73                  5.38         5.50         5.63         5.76          5.89         6.03         6.18
    74                  5.40         5.52         5.65         5.78          5.92         6.06         6.21

    75                  5.41         5.54         5.67         5.80          5.95         6.09         6.24

* Age for the purpose of this table is age last birthday on the Participant's or Member's Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 3
                                                                  Joint Life 50%
                                                              Installment Refund

                                    TABLE 1A
                OPTION 3 -- JOINT LIFE INSTALLMENT REFUND ANNUITY
                 with 50% Continued to the Contingent Annuitant
                  Amount of Monthly Annuity Purchased by $1,000

 Age* of
Contingent                                         Age* of Participant or Member
 Annuitant               74           75           76           77            78           79           80
----------
    55                 $5.43        $5.52        $5.60        $5.69         $5.78        $5.87        $5.96
    56                  5.48         5.57         5.66         5.75          5.85         5.93         6.03
    57                  5.53         5.62         5.71         5.81          5.90         6.00         6.09
    58                  5.58         5.67         5.77         5.87          5.96         6.06         6.16
    59                  5.63         5.73         5.83         5.92          6.03         6.13         6.23

    60                  5.68         5.78         5.88         5.99          6.09         6.19         6.30
    61                  5.73         5.84         5.94         6.05          6.15         6.26         6.37
    62                  5.78         5.89         6.00         6.11          6.22         6.33         6.45
    63                  5.84         5.95         6.06         6.17          6.29         6.41         6.52
    64                  5.89         6.01         6.12         6.24          6.36         6.48         6.60

    65                  5.94         6.06         6.18         6.30          6.43         6.55         6.67

    66                  5.99         6.11         6.24         6.37          6.49         6.62         6.75
    67                  6.05         6.17         6.30         6.43          6.56         6.70         6.83
    68                  6.09         6.23         6.36         6.49          6.63         6.77         6.91
    69                  6.14         6.28         6.42         6.56          6.70         6.85         6.99

    70                  6.19         6.33         6.48         6.62          6.77         6.92         7.07
    71                  6.24         6.38         6.53         6.68          6.84         6.99         7.15
    72                  6.28         6.43         6.58         6.74          6.90         7.06         7.23
    73                  6.33         6.48         6.64         6.80          6.97         7.13         7.30
    74                  6.37         6.52         6.69         6.86          7.03         7.20         7.37

    75                  6.40         6.57         6.73         6.91          7.08         7.26         7.45

* Age for the purpose of this table is age last birthday on the Participant's or Member's Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 3
                                                                  Joint Life 50%
                                                              Installment Refund

                                    TABLE 1A
                OPTION 3 -- JOINT LIFE INSTALLMENT REFUND ANNUITY
               with 66 2/3% Continued to the Contingent Annuitant
                  Amount of Monthly Annuity Purchased by $1,000

 Age* of
Contingent                                         Age* of Participant or Member
 Annuitant               60           61           62           63            64           65           66
----------
    55                 $4.26        $4.31        $4.36        $4.40         $4.45        $4.50        $4.55
    56                  4.29         4.34         4.39         4.44          4.49         4.54         4.59
    57                  4.31         4.37         4.42         4.47          4.52         4.58         4.63
    58                  4.34         4.39         4.45         4.50          4.56         4.62         4.67
    59                  4.37         4.42         4.48         4.54          4.59         4.65         4.71

    60                  4.39         4.45         4.51         4.57          4.6.3        4.69         4.75
    61                  4.42         4.48         4.54         4.60          4.66         4.73         4.79
    62                  4.44         4.50         4.57         4.63          4.70         4.76         4.83
    63                  4.47         4.53         4.60         4.66          4.73         4.80         4.87
    64                  4.49         4.55         4.62         4.69          4.76         4.83         4.91

    65                  4.51         4.58         4.65         4.72          4.79         4.87         4.94

    66                  4.53         4.60         4.67         4.75          4.82         4.90         4.98
    67                  4.55         4.62         4.70         4.77          4.85         4.93         5.01
    68                  4.57         4.64         4.72         4.80          4.88         4.96         5.05
    69                  4.58         4.66         4.74         4.82          4.91         4.99         5.08

    70                  4.60         4.68         4.76         4.84          4.93         5.02         5.11
    71                  4.61         4.69         4.78         4.86          4.95         5.04         5.14
    72                  4.62         4.71         4.79         4.88          4.97         5.07         5.16
    73                  4.64         4.72         4.81         4.90          4.99         5.09         5.19
    74                  4.64         4.73         4.82         4.91          5.01         5.10         5.21

    75                  4.65         4.74         4.83         4.92          5.02         5.12         5.23

*Age for the purpose of this table is age last birthday on the Participant's or Member's Annuity commencement Date.


                                                                         Table 1
                                                                        Option 3
                                                              Joint Life 66 2/3%
                                                              Installment Refund

                                    TABLE 1A
                OPTION 3 -- JOINT LIFE INSTALLMENT REFUND ANNUITY
               with 66 2/3% Continued to the Contingent Annuitant
                  Amount of Monthly Annuity Purchased by $1,000

 Age* of
Contingent                                         Age* of Participant or Member
 Annuitant               67           68           69           70            71           72           73
----------
    55                 $4.61        $4.66        $4.71        $4.76         $4.81        $4.86        $4.91
    56                  4.65         4.70         4.75         4.81          4.86         4.92         4.97
    57                  4.69         4.74         4.80         4.86          4.91         4.97         5.03
    58                  4.73         4.79         4.85         4.91          4.96         5.02         5.08
    59                  4.77         4.83         4.90         4.96          5.02         5.08         5.14

    60                  4.82         4.88         4.94         5.01          5.07         5.14         5.20
    61                  4.86         4.92         4.99         5.06          5.13         5.19         5.26
    62                  4.90         4.97         5.04         5.11          5.18         5.25         5.32
    63                  4.94         5.01         5.09         5.16          5.23         5.31         5.38
    64                  4.98         5.06         5.13         5.21          5.29         5.37         5.44

    65                  5.02         5.10         5.18         5.26          5.34         5.42         5.51

    66                  5.06         5.14         5.23         5.31          5.40         5.48         5.57
    67                  5.10         5.18         5.27         5.36          5.45         5.54         5.63
    68                  5.14         5.23         5.32         5.41          5.50         5.60         5.69
    69                  5.17         5.26         5.36         5.45          5.55         5.65         5.75

    70                  5.20         5.30         5.40         5.50          5.60         5.71         5.81
    71                  5.23         5.33         5.44         5.54          5.65         5.76         5.87
    72                  5.26         5.37         5.47         5.58          5.69         5.81         5.92
    73                  5.29         5.40         5.51         5.62          5.74         5.86         5.98
    74                  5.31         5.42         5.54         5.66          5.78         5.90         6.03

    75                  5.34         5.45         5.57         5.69          5.81         5.94         6.07

* Age for the purpose of this table is age last birthday on the Participant's or Member's Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 3
                                                              Joint Life 66 2/3%
                                                              Installment Refund

                                    TABLE 1A
                OPTION 3 -- JOINT LIFE INSTALLMENT REFUND ANNUITY
               with 66 2/3% Continued to the Contingent Annuitant
                  Amount of Monthly Annuity Purchased by $1,000

 Age* of
Contingent                                         Age* of Participant or Member
 Annuitant               74           75           76           77            78           79           80
----------
    55                 $4.97        $5.02        $5.07        $5.12         $5.17        $5.22        $5.27
    56                  5.02         5.08         5.13         5.18          5.24         5.29         5.34
    57                  5.08         5.14         5.19         5.25          5.30         5.36         5.41
    58                  5.14         5.20         5.26         5.32          5.37         5.43         5.48
    59                  5.20         5.27         5.33         5.38          5.44         5.50         5.56

    60                  5.27         5.33         5.39         5.46          5.52         5.58         5.64
    61                  5.33         5.40         5.46         5.53          5.59         5.66         5.72
    62                  5.39         5.46         5.53         5.60          5.67         5.74         5.80
    63                  5.46         5.53         5.61         5.68          5.75         5.82         5.89
    64                  5.52         5.60         5.68         5.75          5.83         5.91         5.98

    65                  5.59         5.67         5.75         5.83          5.91         5.99         6.07

    66                  5.66         5.74         5.83         5.92          6.00         6.08         6.16
    67                  5.72         5.81         5.90         6.00          6.08         6.17         6.26
    68                  5.79         5.88         5.98         6.07          6.17         6.26         6.35
    69                  5.85         5.96         6.06         6.16          6.26         6.36         6.45

    70                  5.92         6.03         6.13         6.24          6.34         6.45         6.55
    71                  5.98         6.09         6.21         6.32          6.43         6.54         6.65
    72                  6.04         6.16         6.28         6.40          6.51         6.63         6.75
    73                  6.10         6.22         6.35         6.47          6.60         6.72         6.85
    74                  6.15         6.28         6.42         6.55          6.68         6.81         6.95

    75                  6.21         6.35         6.48         6.62          6.76         6.90         7.04

* Age for the purpose of this table is age last birthday on the Participant's or Member's Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 3
                                                              Joint Life 66 2/3%
                                                              Installment Refund

                                    TABLE 1A
                OPTION 3 -- JOINT LIFE INSTALLMENT REFUND ANNUITY
                 with 100% Continued to the Contingent Annuitant
                  Amount of Monthly Annuity Purchased by $1,000


 Age* of
Contingent                                         Age* of Participant or Member
 Annuitant               60           61           62           63            64           65           66
----------
    55                 $3.98        $4.01        $4.03        $4.06         $4.08        $4.10        $4.12
    56                  4.02         4.05         4.07         4.10          4.13         4.15         4.17
    57                  4.06         4.09         4.12         4.15          4.17         4.20         4.22
    58                  4.10         4.13         4.16         4.19          4.22         4.25         4.28
    59                  4.14         4.17         4.20         4.24          4.27         4.30         4.33

    60                  4.17         4.21         4.25         4.28          4.32         4.35         4.38
    61                  4.21         4.25         4.29         4.33          4.36         4.40         4.44
    62                  4.25         4.29         4.33         4.37          4.41         4.45         4.49
    63                  4.28         4.33         4.37         4.42          4.46         4.50         4.54
    64                  4.32         4.36         4.41         4.46          4.50         4.55         4.60

    65                  4.35         4.40         4.45         4.50          4.55         4.60         4.65

    66                  4.38         4.44         4.49         4.54          4.60         4.65         4.70
    67                  4.41         4.47         4.53         4.58          4.64         4.70         4.75
    68                  4.44         4.50         4.56         4.62          4.68         4.74         4.80
    69                  4.47         4.53         4.59         4.66          4.72         4.79         4.85

    70                  4.49         4.56         4.63         4.69          4.76         4.83         4.90
    71                  5.52         4.59         4.65         4.73          4.80         4.87         4.94
    72                  4.54         4.61         4.68         4.76          4.83         4.91         4.98
    73                  4.56         4.63         4.71         4.78          4.86         4.94         5.02
    74                  4.58         4.65         4.73         4.81          4.89         4.97         5.06

    75                  4.59         4.67         4.75         4.83          4.92         5.00         5.09

* Age for the purpose of this table is age last birthday on the Participant's or Member's Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 3
                                                                 Joint Life 100%
                                                              Installment Refund

                                    Table 1A
                 OPTION 3--JOINT LIFE INSTALLMENT REFUND ANNUITY with 100% Continued to the Contingent Annuitant
                  Amount of Monthly Annuity Purchased by $1,000

 Age* of
Contingent                                         Age* of Participant or Member
 Annuitant               67           68           69           70            71           72           73
----------
    55                 $4.14        $4.16        $4.17        $4.19         $4.20        $4.21        $4.22
    56                  4.19         4.21         4.23         4.24          4.26         4.27         4.28
    57                  4.25         4.27         4.29         4.30          4.32         4.34         4.35
    58                  4.30         4.32         4.35         4.37          4.39         4.40         4.42
    59                  4.36         4.38         4.41         4.43          4.45         4.47         4.49

    60                  4.41         4.44         4.47         4.49          4.52         4.54         4.56
    61                  4.47         4.50         4.53         4.56          4.59         4.61         4.63
    62                  4.53         4.56         4.59         4.63          4.65         4.68         4.71
    63                  4.58         4.62         4.66         4.69          4.73         4.76         4.78
    64                  4.64         4.68         4.72         4.76          4.80         4.83         4.86

    65                  4.70         4.74         4.79         4.83          4.87         4.91         4.94

    66                  4.75         4.80         4.85         4.90          4.94         4.98         5.02
    67                  4.81         4.86         4.92         4.97          5.01         5.06         5.10
    68                  4.86         4.92         4.98         5.03          5.09         5.14         5.19
    69                  4.92         4.98         5.04         5.10          5.16         5.22         5.27

    70                  4.97         5.03         5.10         5.17          5.23         5.29         5.35
    71                  5.01         5.09         5.16         5.23          5.30         5.37         5.43
    72                  5.06         5.14         5.22         5.29          5.37         5.44         5.51
    73                  5.10         5.19         5.27         5.35          5.43         5.51         5.59
    74                  5.15         5.23         5.32         5.41          5.50         5.58         5.67

    75                  5.18         5.28         5.37         5.46          5.56         5.65         5.74

* Age for the purpose of this table is age last birthday on the Participant's or Member's Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 3
                                                                 Joint Life 100%
                                                              Installment Refund

                                    Table 1A
                 OPTION 3--JOINT LIFE INSTALLMENT REFUND ANNUITY with 100% Continued to the Contingent Annuitant
                  Amount of Monthly Annuity Purchased by $1,000

 Age* of
Contingent                                         Age* of Participant or Member
 Annuitant               74           75           76           77            78           79           80
----------
    55                 $4.23        $4.24        $4.24        $4.25         $4.25        $4.26        $4.26
    56                  4.29         4.30         4.31         4.32          4.32         4.33         4.33
    57                  4.36         4.37         4.38         4.39          4.39         4.40         4.40
    58                  4.43         4.44         4.45         4.46          4.47         4.47         4.48
    59                  4.50         4.52         4.53         4.54          4.55         4.55         4.56

    60                  4.58         4.59         4.61         4.62          4.63         4.64         4.64
    61                  4.65         4.67         4.69         4.70          4.71         4.72         4.73
    62                  4.73         4.75         4.77         4.78          4.80         4.81         4.82
    63                  4.81         4.83         4.85         4.87          4.89         4.90         4.91
    64                  4.89         4.92         4.94         4.96          4.98         5.00         5.01

    65                  4.97         5.00         5.03         5.05          5.07         5.09         5.11

    66                  5.06         5.09         5.12         5.15          5.18         5.20         5.22
    67                  5.15         5.18         5.22         5.25          5.28         5.30         5.32
    68                  5.23         5.28         5.31         5.35          5.38         5.41         5.44
    69                  5.32         5.37         5.41         5.45          5.49         5.52         5.55

    70                  5.41         5.46         5.51         5.56          5.60         5.64         5.67
    71                  5.50         5.56         5.61         5.66          5.71         5.75         5.79
    72                  5.58         5.65         5.71         5.77          5.82         5.87         5.92
    73                  5.67         5.74         5.81         5.87          5.94         5.99         6.04
    74                  5.75         5.83         5.91         5.98          6.05         6.11         6.17

    75                  5.83         5.92         6.00         6.08          6.16         6.23         6.30

* Age for the purpose of this table is age last birthday on the Participant's or Member's Annuity Commencement Date.


                                                                         Table 1
                                                                        Option 3
                                                                 Joint Life 100%
                                                              Installment Refund

                                    TABLE 1A
               OPTION 4 -- SINGLE LIFE INSTALLMENT REFUND ANNUITY
                  Amount of Monthly Annuity Purchased by $1,000

                                                          Monthly
               Age*                                       Annuity
               ----                                       -------
                50                                        $  3.95
                51                                           4.01
                52                                           4.07
                53                                           4.13
                54                                           4.20

                55                                           4.27
                56                                           4.34
                57                                           4.42
                58                                           4.50
                59                                           4.58

                60                                           4.67
                61                                           4.76
                62                                           4.85
                63                                           4.96
                64                                           5.06

                65                                           5.18
                66                                           5.29
                67                                           5.42
                68                                           5.54
                69                                           5.69

                70                                           5.84
                71                                           6.00
                72                                           6.16
                73                                           6.34
                74                                           6.52

                75                                           6.72
                76                                           6.93
                77                                           7.14
                78                                           7.37
                79                                           7.62

                80                                           7.78

* Age for the purpose of this table is age last birthday on Annuity Commencement Date.

                                                                         Table 1
                                                                        Option 4
                                                  Single Life Installment Refund

                                    TABLE 1A
                        OPTION 5 -- FIXED PERIOD ANNUITY
                  Amount of Monthly Annuity Purchased by $1,000

                   Number                               Monthly
                  of Years                              Annuity
                  --------                              -------
                     5                                  $ 17.91
                     6                                    15.14
                     7                                    13.16
                     8                                    11.68
                     9                                    10.53
                    10                                     9.61
                    11                                     8.86
                    12                                     8.24
                    13                                     7.71
                    14                                     7.26
                    15                                     6.87

                                                                         Table 1
                                                                        Option 5
                                                                    Fixed Period

APPLICATION FOR GROUP ANNUITY CONTRACT

APPLICATION IS MADE TO  PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                        711 High Street
                        Des Moines, Iowa 50309               Fill out one shaded
                                                             section below, and
                                                             the remainder of
                                                             this application

If Plan is TRUSTEED, include exact name of Employer and Plan & Trustee's City &
State:

By: Trustees of Rockford Corporation 401K Retirement Savings Plan
   -----------------------------------------------------------------------------
                 (e.g., Trustees of ABC Co, Inc. Retirement Plan)

                                 Tempe, Arizona
--------------------------------------------------------------------------------
                             Trustee's City & State


If Plan is NOT TRUSTEED, include exact name of Employer and Employer's City &
State:
By:
   -----------------------------------------------------------------------------
                              (e.g., XYZ Co., Inc.)

                            (Employer's City & State)
--------------------------------------------------------------------------------

The Applicant applies for the following Group Annuity Contract:

[_] Deposit Administration (DA)             [_]Immediate Participation Guarantee (IPG)
[X] Flexible Investment Annuity (FIA)(full) [_]Plan Investment Choices (PIC)
[_] Guaranteed Interest Funds (GIF)         [_]Retirement Investment Annuity (RIA)
[_] Flexible Investment Annuity-1 (FIA-1)   [_]Single Premium (SP)

[_]
    ----------------------------------------------------------------------------
                          (Fill in exact contract type)

State of delivery of this contract shall be               Arizona
--------------------------------------------------------------------------------
                                             Trustees' state or Employer's state

Advance payment of $500. 00 is submitted with this application to be applied under the contract.

The effective date of the contract shall be February 1, 1990 .
--------------------------------------------------------------------------------
                           (This date may not be before the Plan's effective date or before approval of the selected contract by the State Insurance Department.)

It is agreed that acceptance of any contract issued shall constitute approval by the applicant of the provisions in such contract as being in accord with this application.

A determination letter stating that the applicant's plan (including any pending changes) qualifies under Section 401(a) of the Internal Revenue Code

[X] has been or will be requested. [_]has been received. [_] is not intended to be requested.

The designated agent(s) for this Group Contract is:

                           The Fringe Benefit Company
--------------------------------------------------------------------------------
                            Name of Agent(s) or Firm

--------------------------------------------------------------------------------
       Signature of Soliciting Agent(s) (if more than one, all must sign)

Signed at Tempe, AZ this 31 day of Jan , 19 90

                  /s/                              Trustee
-----------------------------------      ---------------------------------------
          Name                                     Title (Trustee. if applicable

(Must be signed by an individual that has authority legally to bind the applicant.)

                                            [THE PRINCIPAL FINANCIAL GROUP LOGO]

GROUP CONTRACT    GA 89765                                   AMENDMENT NO.  I

WE , US, OUR means Principal Mutual Life Insurance Company
CONTRACTHOLDER means TRUSTEES OF ROCKFORD CORPORATION 401K RETIREMENT SAVINGS
PLAN

IT IS MUTUALLY AGREED BY THE UNDERSIGNED THAT THIS GROUP CONTRACT, ISSUED BY US TO THE CONTRACTHOLDER, IS AMENDED AS PROVIDED BELOW:

EFFECTIVE JUNE 19, 1995,

         BY ADDING THE FOLLOWING:

                  RIDER:     GP R 20391-1
                  RIDER:     GP R 35909
                  RIDER:     GP R 35910
                  RIDER:     GP R 35911
                  RIDER:     GP R 35912
                  RIDER:     GP R 35913
                  RIDER:     GP R 35914

THE PROVISIONS AND CONDITIONS SET FORTH ON ANY PAGE OF THIS AMENDMENT ARE A PART OF THIS GROUP CONTRACT AS FULLY AS IF RECITED OVER THE SIGNATURES ON THIS PAGE.

THIS AMENDMENT WILL NOT BECOME EFFECTIVE UNLESS WE RECEIVE A COPY SIGNED BY THE CONTRACTHOLDER AT OUR HOME OFFICE IN DES MOINES, IOWA, WITHIN 30 DAYS FOLLOWING THE DATE WE SIGN IT OR WITHIN SUCH LONGER PERIOD AS WE MAY ALLOW.

Signed for us on JUN 26 1995               BY


/s/                                                         /s/

Vice President and                                          President
Corporate Secretary


                                  /s/
                                  ------------------------
                                  Registrar

Signed for CONTRACTHOLDER by


/s/                               Corporate Controller            6/29/95
   ------------------------       --------------------    ----------------------
            Name                         Title                     Date

                                            [THE PRINCIPAL FINANCIAL GROUP LOGO]

SEPARATE INVESTMENT RIDER

REAL ESTATE SEPARATE ACCOUNT


This rider is made a part of the Group Annuity Contract issued by us to which it is attached. All terms defined in the contract and any of its attached riders have the same meaning where used in this rider.

The purpose of this rider is to allow the contract to participate in our Real Estate Separate Account.

The effective date of this rider is the Contract Date unless otherwise stated in the amendment adding it to the contract.

Pursuant to Article II, Section 6, the following is added to this contract:

         1. REAL ESTATE SEPARATE ACCOUNT. The Real Estate Separate Account is a pooled Separate Account for use by our retirement plan customers. It is invested by us primarily in real estate such as office buildings, industrial buildings, shopping centers, retail stores, and similar property which meets the investment objectives of this Account. Funds not currently committed to acquire new property or needed to maintain existing property will be invested in short term money market instruments, cash or cash equivalents. We will invest or reinvest the assets held in Real Estate Separate Account in accordance with applicable law without regard to any investment requirements of our general account assets or any of our other Separate Accounts.

         2. DETERMINING REAL ESTATE SEPARATE ACCOUNT VALUE; UNIT VALUES. We will determine the value of Real Estate Separate Account on each Valuation Date. The value of the properties held in the Account is their appraised market value. Its value takes into account the market value of any other assets held in the Account and is reduced by any liabilities of the Account, including operating expenses of the Account and a pro-rata portion of our Investment Management Charge. If there is no readily available market, the value of the Account is the fair value of its assets, as determined by us using generally accepted accounting practices and applicable law.

                  The value of Real Estate Separate Account shall be expressed in units. The Unit Value for Real Estate Separate Account at its inception was $100.00. Contributions or transfers deposited in Real Estate Separate Account shall be converted to units using the Unit Value on the Valuation Date the Contribution or transfer is deposited in the Account. On any Valuation Date occurring after its date of inception, the Unit Value of Real Estate Separate Account shall be equal to its then-current dollar value of the Account on such date divided by the number of units in Real Estate Separate Account, before any adjustments for Contributions or transfers to and applications from the Account on such date.

                  Operating expenses are the external expenses we incur in the operation of Real Estate Separate Account and include any local property management fees.

                  INVESTMENT MANAGEMENT CHARGE is an annual charge to cover internal investment management expenses based on the value of the assets of Real Estate Separate Account.

                  This annual charge is currently 1.05%. We reserve the right to change the amount of charge by giving you written notice at least 30 days before the change is to take effect.

         3. SEPARATE INVESTMENT REAL ESTATE ACCOUNT. A Separate Investment Real Estate Account is established for each Member for each type of contribution he directs to Real Estate Separate Account. The value of a Separate Investment Real Estate Account is its proportionate share of the value of Real Estate Separate Account. This value will be determined on each Valuation Date by multiplying (a) by (b):

                  a) The number of Real Estate Separate Account Units in the Separate Investment Real Estate Account as of the Valuation Date.

                  b) The Real Estate Separate Account Unit Value as of the Valuation Date, determined as described in Item 2 of this rider.

                  Contributions or transfers to a Separate Investment Real Estate Account increase the number of Real Estate Separate Account Units credited to it; applications from the account reduce the number of units. This increase or decrease is determined by dividing the amount to be credited to or applied from the Separate Investment Real Estate Account by the Real Estate Separate Account Unit Value on the Valuation Date on which a Contribution or transfer is deposited or an application is made.

         4. DEPOSITS. We reserve the right to defer placing Contributions and transfers in Real Estate Separate Account. Placement in the Account will be based on the current real estate investment opportunities available to it and the amount of funds needed to acquire additional property or to maintain existing property.

                  Any Contributions or transfers directed to Real Estate Separate Account which are deferred will instead be held in our short term account, Separate Account LI, until a Valuation Date when transfer to Real Estate Separate Account may be made.

         5. ORDER OF ENTRY. Since Real Estate Separate Account may not be open on any given Valuation Date to accept all funds directed by our customers to it, we have established the following order of entry:

                  a) All amounts held in Separate Account LI waiting for transfer to Real Estate Separate Account.

                  b) Any amounts held in any other Separate Account or in our general account which are to be transferred to Real Estate Separate Account.

                  Within each of the above two categories, funds will be transferred one customer at a time, in order from the oldest waiting request to the newest request. All amounts held in Separate Account LI which are directed to Real Estate Separate Account will be transferred before any funds are transferred under Item (b).

                  Normally, either all or no part of an intended transfer under this rider to Real Estate Separate Account will be made. If the amount of the intended transfer is greater than the amount open for acceptance by Real Estate Separate Account, the entire amount of the transfer will continue to be held in Separate Account LI until the Valuation Date complete transfer may be made. However, we and the Member may mutually agree to transfer only a portion of the intended amount to Real Estate Separate Account.

                  We will notify you in writing when amounts have been transferred to Real Estate Separate Account.

                  A Member may revoke his request for transfer of funds to Real Estate Separate Account by giving us written notice prior to the date transfer is made. The notice must also include new investment directions for the intended transfer.

         6. TRANSFERS AND PAYMENTS FROM THE SEPARATE INVESTMENT REAL ESTATE FUND. We will. upon receipt of written request from you and/or the Member, as permitted by the Plan,

                  a) transfer to his General Investment Account or another Separate Investment Account all or any portion of his Separate Investment Real Estate Account, or

                  b) transfer to an Alternate Funding Agent all or any portion of his Separate Investment Real Estate Account, or

                  c) pay to the Member an amount equal to all or any portion of his Separate Investment Real Estate Account.

                  The amount to be paid or transferred will be determined and paid or transferred within seven business days after (i) the Valuation Date on which we receive your written request or
                  (ii) a later Valuation Date specified in your request, subject to our right to defer a transfer or payment as described in
                  Item 7 of this rider. We are not responsible for the application of amounts transferred to an Alternate Funding Agent.

                  The amount transferred or paid will be deducted from the Separate Investment Real Estate Account and will be an application from such account as of the date transferred or paid. Each transfer to another Separate Investment Account may occur only on a Valuation Date of such Separate Investment Account.

         7. LIMITATIONS ON TRANSFERS FROM A SEPARATE INVESTMENT REAL ESTATE ACCOUNT. In general, transfers and payments from a Separate Investment Real Estate Account normally will be made within seven business days after the Valuation Date specified in Item 6. However, because of the illiquid nature of the assets in which Real Estate Separate Account is invested, we reserve the right to defer transfers or payments from a Separate Investment Real Estate Account if a transfer or payment would exceed the amount of cash and other liquid assets held in Real Estate Separate Account, reduced by amounts committed to purchase properties or needed for operating expenses. Real Estate Separate Account may be illiquid for indefinite periods of time because we do not intend to sell properties to meet requests for transfer or payment. Real Estate Separate Account will not be managed to provide a liquidity pool for expected, but not yet received, requests for transfer or payment.

                  If requests for transfer or payment from Real Estate Separate Account are deferred, then the deferred transfers or payments, when made, will be made in the following order:

                  a) Any death benefits payable under a defined contribution plan.

                  b)       All other requests for transfer or payment.

                  All death benefit payments from defined contribution plans will be made before any other requests for transfer or payment. Once these death benefits have been paid, other requests will be paid in order of the dates we received the requests.

                  Deferred transfers or payments, When paid, will be made as of a Valuation Date and will be based on the Real Estate Separate Account Unit Value as of the date paid.

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/
                                      PRESIDENT

SEPARATE INVESTMENT RIDER
BOND EMPHASIS BALANCED SEPARATE ACCOUNT

This rider is added to the Group Annuity Contract issued by us of which it is a part. All terms defined in the contract and any of its attached riders have the same meaning where used in this rider.

The purpose of this rider is to allow this contract to participate in our balanced account called Bond Emphasis Balanced Separate Account.

The effective date of this rider is the latest of the Contract Date, the date this rider has been approved for use in the state of issue, or the date stated in the amendment adding it to the contract.

Pursuant to Article II, Section 6, the following is added to the contract:

         1. BOND EMPHASIS BALANCED SEPARATE ACCOUNT. Bond Emphasis Balanced Separate Account is a pooled Separate Account for use by our retirement plan customers. It is invested by us in other Separate Accounts established and maintained by us. The majority of the assets will be invested in one or more of our Separate Accounts invested primarily in bonds, mortgages, commercial paper and other fixed income type investments. The remainder of the assets of this Separate Account will be invested in one or more of our Separate Accounts invested primarily in common stocks and other equity investments. We may also, at our option, occasionally invest in short term money market instruments, cash or cash equivalents. We will invest or reinvest the assets held in Bond Emphasis Balanced Separate Account in accordance with applicable law, without regard to any investment requirements of our general account assets or of any investment requirements of our other Separate Accounts.

                  The assets of Bond Emphasis Balanced Separate Account will pay investment management charges under our other Separate Accounts in which they are invested. An additional investment management charge will be charged under this Separate Account only for investment management services actually performed exclusively for assets held in this Separate Account. Currently no additional investment management charges are assessed under this Separate Account. We reserve the right to change the amount of the investment management charge at any time by giving you written notice at least 30 days before the date change is to take effect. In no event will the sum of the investment management charges exceed 2.00% of the value of the assets of Bond Emphasis Balanced Separate Account.

         2. DETERMINING BOND EMPHASIS BALANCED SEPARATE ACCOUNT VALUE; UNIT VALUES. The value of Bond Emphasis Balanced Separate Account is the sum of the values of the assets of the Separate Account. The assets of Bond Emphasis Balanced Separate Account consist of amounts invested in other Separate Accounts maintained by us. The value of the portion of the Bond Emphasis Balanced Separate Account invested in any given Separate Account will be the market value of the amount so invested under the terms of the Separate Account in which it is held. We will determine the value of Bond Emphasis Balanced Separate Account on each Valuation Date.

                  The value of Bond Emphasis Balanced Separate Account may be expressed in units. A Unit Value is the dollar value of one unit held in Bond Emphasis Balanced Separate

                  Account. We will determine the Unit Value of Bond Emphasis Balanced Separate Account on each Valuation Date. The Unit Value is equal to the market value of Bond Emphasis Balanced Separate Account divided by the total number of Bond Emphasis Balanced Separate Account Units on such date.

                  The initial Unit Value of one unit of Bond Emphasis Balanced Separate Account was $10.00. The Unit Value for Contributions or transfers added to Bond Emphasis Balanced Separate Account after its date of inception will be the Unit Value of Bond Emphasis Balanced Separate Account on the Valuation Date the Contribution or transfer is accepted at our home office. If a Contribution or transfer is received on any date other than a Valuation Date, the Unit Value for such Contribution or transfer will be determined on the next following Valuation Date. On any Valuation Date occurring after its date of inception, the Unit Value of Bond Emphasis Balanced Separate Account will be equal to the market value of Bond Emphasis Balanced Separate Account on such date divided by the number of Bond Emphasis Balanced Separate Account Units before any adjustments for Contributions or transfers to and applications from Bond Emphasis Balanced Separate Account on such date.

         3. BOND EMPHASIS BALANCED SEPARATE INVESTMENT ACCOUNT. A Bond Emphasis Balanced Separate Investment Account is established for each Member for each type of Contribution he directs to Bond Emphasis Balanced Separate Account. The value of a Bond Emphasis Balanced Separate Investment Account is its proportionate share of the value of Bond Emphasis Balanced Separate Account. This value will be determined in each Valuation Date by multiplying (a) by (b):

                  a) The number of Bond Emphasis Balanced Separate Account Units in the Bond Emphasis Balanced Separate Investment Account as of the Valuation Date.

                  b) The Bond Emphasis Balanced Separate Account Unit Value as of the Valuation Date, as determined in Item 2 of this rider.

                  Contributions or transfers to a Bond Emphasis Balanced Separate Investment Account increase the number of Bond Emphasis Balanced Separate Account Units credited to it; applications from the account reduce the number of units. This increase or decrease is determined by dividing the amount to be credited to or applied from the account by the Bond Emphasis Balanced Separate Account Unit Value on the Valuation Date on which a Contribution or transfer was credited or an application was made.

         4. TRANSFERS FROM A BOND EMPHASIS BALANCED SEPARATE INVESTMENT ACCOUNT. We will, upon receipt of Notification from you and/or a Member, as the Plan permits,

                  a) transfer to his General Investment Account all or any portion of his Bond Emphasis Balanced Separate investment Account, or

                  b) transfer to an Alternate Funding Agent all or any portion of his Bond Emphasis Balanced Separate Investment Account, or

                  c) pay the Member an amount equal to all or any portion of his Bond Emphasis Balanced Separate Investment Account.

                  The amount to be paid or transferred will be determined and paid or transferred within seven business days after (i) the Valuation Date on which we receive the Notification or (ii) a later Valuation Date specified in the request, subject to our right to defer a transfer or payment as described in Item 5 of this rider. We are not responsible for the application of amounts transferred to an Alternate Funding Agent.

         5. LIMITATIONS ON TRANSFERS AND PAYMENTS FROM A BOND EMPHASIS BALANCED SEPARATE INVESTMENT ACCOUNT. In general, transfers and payments from the Bond Emphasis Balanced Separate Investment Account will be made within seven business days after the Valuation Date specified in Item 4. We reserve the right, however, to defer such transfers for a period not to exceed 270 days.

                  However, if in the 36-month period which ends on the requested date of transfer, all transfers and payments from the total of all Bond Emphasis Balanced Separate Investment Accounts ' total $20,000,000 or more, then we reserve the right to make the portion of the requested transfer or payment in excess of $20,000,000 in substantially equal installments over a period not to exceed 36 months. For purposes of this limitation, transfers and payments from any separate investment accounts or funds under other contracts included in Bond Emphasis Balanced Separate Account in connection with the Plan or with any other retirement plan of the Employer will be included as a transfer or payment from a Bond Emphasis Balanced Separate Investment Account. If this limitation is imposed by us, the first installment will be made one month after the date of request, or on such later date specified by you.

                  These limitations will not apply to payments to the beneficiary of a Member.

                  If we defer transfer or payment under this Item 5, we will determine the amount to be transferred or paid on the date transfer or payment occurs. In such a case, a Member's Bond Emphasis Balanced Separate Investment Account will continue to participate in the Bond Emphasis Balanced Separate Account until the date transfer or payment occurs. We will notify you in the event of any deferment of more than 30 days under the provisions of this Item 5.

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/

                                      PRESIDENT

SEPARATE INVESTMENT RIDER

STOCK EMPHASIS BALANCED SEPARATE ACCOUNT

This rider is added to the Group Annuity Contract issued by us of which it is a part. All terms defined in the contract and any of its attached riders have the same meaning where used in this rider.

The purpose of this rider is to allow this contract to participate in our balanced account called Stock Emphasis Balanced Separate Account.

The effective date of this rider is the latest of the Contract Date, the date this rider has been approved for use in the state of issue, or the date stated in the amendment adding it to the contract.

Pursuant to Article II, Section 6, the following is added to the contract:

         1. STOCK EMPHASIS BALANCED SEPARATE ACCOUNT. Stock Emphasis Balanced Separate Account is a pooled Separate Account for use by our retirement plan customers. It is invested by us in other Separate Accounts established and maintained by us. The majority of it is invested in one or more of our Separate Accounts invested primarily in common stocks and other equity investments. The remainder of the assets of this Separate Account will be invested in one or more of our Separate Accounts invested primarily in bonds, mortgages, commercial paper and other fixed income type investments. We may also, at our option, occasionally invest in short term money market instruments, cash or cash equivalents. We will invest or reinvest the assets held in the Stock Emphasis Balanced Separate Account in accordance with applicable law, without regard to any investment requirements of our general account assets or of any investment requirements of our other Separate Accounts.

                  The assets of Stock Emphasis Balanced Separate Account will pay investment management charges under our other Separate Accounts in which they are invested. An additional investment management charge will be charged under this Separate Account only for investment management services actually performed exclusively for assets held in this Separate Account. Currently, no additional investment management charges are assessed under this Separate Account. We reserve the right to change the amount of the investment management charge at any time by giving you written notice at least 30 days before the date change is to take effect. In no event will the sum of the investment management charges exceed 2.00% of the value of the assets of Stock Emphasis Balanced Separate Account.

         2. DETERMINING STOCK EMPHASIS BALANCED SEPARATE ACCOUNT VALUE; UNIT VALUES. The value of Stock Emphasis Balanced Separate Account is the sum of the values of the assets of the Separate Account. The assets of Stock Emphasis Balanced Separate Account consist of amounts invested in other Separate Accounts maintained by us. The value of the portion of the Stock Emphasis Balanced Separate Account invested in any given Separate Account will be the market value of the amount so invested under the terms of the Separate Account in which it is held. We will determine the value of Stock Emphasis Balanced Separate Account on each Valuation Date.

                  The value of Stock Emphasis Balanced Separate Account may be expressed in units. A Unit Value is the dollar value of one unit held in Stock Emphasis Balanced Separate

                  Account. We will determine the Unit Value of Stock Emphasis Balanced Separate Account on each Valuation Date. The Unit Value is equal to the market value of Stock Emphasis Balanced Separate Account divided by the total number of Stock Emphasis Balanced Separate Account Units on such date.

                  The initial Unit Value of one unit of Stock Emphasis Balanced Separate Account was $10.00. The Unit Value for Contributions or transfers added to Stock Emphasis Balanced Separate Account after its date of inception will be the Unit Value of Stock Emphasis Balanced Separate Account on the Valuation Date the Contribution or transfer is accepted at our home office. If a Contribution or transfer is received on any date other than a Valuation Date, the Unit Value for such Contribution or transfer will be determined on the next following Valuation Date. On any Valuation Date occurring after its date of inception, the Unit Value of Stock Emphasis Balanced Separate Account will be equal to the market value of Stock Emphasis Balanced Separate Account on such date divided by the number of Stock Emphasis Balanced Separate Account Units before any adjustments for Contributions or transfers to and applications from Stock Emphasis Balanced Separate Account on such date.

         3. STOCK EMPHASIS BALANCED SEPARATE INVESTMENT ACCOUNT. A Stock Emphasis Balanced Separate Investment Account is established for each Member for each type of Contribution he directs to Stock Emphasis Balanced Separate Account. The value of a Stock Emphasis Balanced Separate Investment Account is its proportionate share of the value of Stock Emphasis Balanced Separate Account. This value will be determined on each Valuation Date by multiplying (a) by (b):

                  a) The number of Stock Emphasis Balanced Separate Account Units in the Stock Emphasis Balanced Separate Investment Account as of the Valuation Date.

                  b) The Stock Emphasis Balanced Separate Account Unit Value as of the Valuation Date, as determined in Item 2 of this rider.

                  Contributions or transfers to a Stock Emphasis Balanced Separate Investment Account increase the number of Stock Emphasis Balanced Separate Account Units credited to it; applications from the account reduce the number of units. This increase or decrease is determined by dividing the amount to be credited to or applied from the account by the Stock Emphasis Balanced Separate Account Unit Value on the Valuation Date on which a Contribution or transfer was credited or an application was made.

         4. TRANSFERS FROM A STOCK EMPHASIS BALANCED SEPARATE INVESTMENT ACCOUNT. We will, upon receipt of Notification from you and/or a Member, as the Plan permits,

                  a) transfer to his General Investment Account all or any portion of his Stock Emphasis Balanced Separate Investment Account, or

                  b) transfer to an Alternate Funding Agent all or any portion of his Stock Emphasis Balanced Separate Investment Account, or

                  c) pay the Member an amount equal to all or any portion of his Stock Emphasis Balanced Separate Investment Account.

                  The amount to be paid or transferred will be determined and paid or transferred within seven business days after (i) the Valuation Date on which we receive the Notification or (ii) a later Valuation Date specified in the request, subject to our right to defer a transfer or payment as described in Item 5 of this rider. We are not responsible for the application of amounts transferred to an Alternate Funding Agent.

                  The amount transferred or paid will be deducted from the Stock Emphasis Balanced Separate Investment Account and will be an application from such account as of the date transferred or paid. Each transfer to another Separate Investment Account may occur only on a Valuation Date of such Separate Investment Account.

         5. LIMITATIONS ON TRANSFERS FROM A STOCK EMPHASIS BALANCED SEPARATE INVESTMENT ACCOUNT. In general, transfers and payments from the Stock Emphasis Balanced Separate Investment Account will be made within seven business days after the Valuation Date specified in Item 4. We reserve the right, however, to defer such transfers for a period not to exceed 270 days.

                  However, if in the 36-month period which ends on the requested date of transfer, all transfers and payments from the total of all Stock Emphasis Balanced Separate Investment Accounts total $20,000,000 or more, then we reserve the right to make the portion of the requested transfer or payment in excess of $20,000,000 in substantially equal installments over a period not to exceed 36 months. For purposes of this limitation, transfers and payments from any separate investment accounts or funds under other contracts included in Stock Emphasis Balanced Separate Account in connection with the Plan or with any other retirement plan of the Employer will be included as a transfer or payment from a Stock Emphasis Balanced Separate Investment Account. If this limitation is imposed by us, the first installment will be made one month after the date of request, or on such later date specified by you.

                  These limitations will not apply to payments to the beneficiary of a Member.

                  If we defer transfer or payment under this Item 5, we will determine the amount to be transferred or paid on the date transfer or payment occurs. In such a case, a Member's all Stock Emphasis Balanced Separate Investment Account will continue to participate in the Stock Emphasis Balanced Separate Account until the date transfer or payment occurs. We will notify you in the event of any deferment of more than 30 days under the provisions of this Item 5.

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/

                                      PRESIDENT

SEPARATE INVESTMENT RIDER

GOVERNMENT SECURITIES SEPARATE ACCOUNT

This rider is added to the Group Annuity Contract issued by us of which it is a part. All terms defined in the contract and any of its attached riders have the same meaning where used in this rider.

The purpose of this rider is to allow the contract to participate in our fixed income account called Government Securities Separate Account.

The effective date of this rider is the latest of the Contract Date, the date this rider has been approved for use in the state of issue, or the date stated in the amendment adding it to the contract.

Pursuant to Article II, Section 6, the following is added to the contract.

         1. GOVERNMENT SECURITIES SEPARATE ACCOUNT. Government Securities Separate Account is a pooled Separate Account for use by our retirement plan customers. It is invested by us primarily in obligations issued or guaranteed by agencies and instrumentalities of the United States Government including, but not limited to, Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association. In addition, we may invest in direct obligations of the U.S. Treasury such as notes, bonds, and bills. We may also invest in short term money market instruments, cash or cash equivalents. We will invest and reinvest the assets held in Government Securities Separate Account in accordance with applicable law, without regard to any investment requirements of our general account assets or any of our other Separate Accounts.

                  The investment management charge under Government Securities Separate Account is based on the value of its assets. The pro-rata charge for investment management will be deducted from Government Securities Separate Account on each Valuation Date for the number of calendar days within the Valuation Period ending on such Valuation Date.

                  The annual investment management charge for Government Securities Separate Account will not at any time exceed 2.00% of the value of its assets. Currently, the annual investment management charge for Government Securities Separate Account is 0.45% of the value of its assets. We reserve the right to change the amount of charge for investment management up to the 2.00% limit at any time by giving you written notice at least 30 days before the date the change is to take effect.

         2. DETERMINING GOVERNMENT SECURITIES SEPARATE ACCOUNT VALUE; UNIT VALUES. The value of Government Securities Separate Account is its market value. If there is no readily ascertainable market value, its value is the fair value of the assets held in such Separate Account, as determined by us using generally accepted accounting practices and applicable law. We will determine the value of Government Securities Separate Account on each Valuation Date.

                  The value of Government Securities Separate Account will be expressed in units. A Unit Value is the dollar value of one unit held in Government Securities Separate Account. We will determine the Unit Value of Government Securities Separate Account on each Valuation Date. This Unit Value is equal to the market value of Government Securities

                  Separate Account divided by the total number of Government Securities Separate Account Units on such date.

                  The initial Unit Value of one unit of Government Securities Separate Account was $10.00. The Unit Value for Contributions or transfers added to Government Securities Separate Account after its date of inception will be the Unit Value of Government Securities Separate Account on the Valuation Date the Contribution or transfer is accepted by us at our home office. If a Contribution or transfer is received on any date other than a Valuation Date, the Unit Value for such Contribution or transfer will be determined on the next following Valuation Date. On any Valuation Date occurring after its date of inception, the Unit Value of Government Securities Separate Account will be equal to the market value of Government Securities Separate Account on such date divided by the number of Government Securities Separate Account Units before any adjustments for Contributions or transfers to and applications from Government Securities Separate Account on such date.

         3. GOVERNMENT SECURITIES SEPARATE INVESTMENT ACCOUNT. A Government Securities Separate Investment Account is established for each Member for each type of Contribution he directs to Government Securities Separate Account. The value of a Government Securities Separate Investment Account is its proportionate share of the value of Government Securities Separate Account. This value will be determined on each Valuation Date by multiplying (a) by (b):

                  a) The number of Government Securities Separate Account Units in the Government Securities Separate Investment Account as of the Valuation Date.

                  b) The Government Securities Separate Account Unit Value as of the Valuation Date, as determined in Item 2 of this rider.

                  Contributions or transfers to a Government Securities Separate Investment Account increase the number of Government Securities Separate Account Units credited to it; applications from the account reduce the number of units. This increase or decrease is determined by dividing the amount to be credited to or applied from the account by the Government Securities Separate Account Unit Value on the Valuation Date on which a Contribution or transfer was credited or an application was made.

         4. TRANSFERS FROM A GOVERNMENT SECURITIES SEPARATE INVESTMENT ACCOUNT. We will, upon receipt of Notification from you and/or a Member, as the Plan permits,

                  a) transfer to his General Investment Account all or any portion of his Government Securities Separate investment Account, or

                  b) transfer to an Alternate Funding Agent all or any portion of his Government Securities Separate Investment Account, or

                  c) pay the Member an amount equal to all or any portion of his Government Securities Separate Investment Account.

                  The amount to be paid or transferred will be determined and paid or transferred within seven business days after (i) the Valuation Date on which we receive the Notification or

                  (ii) a later Valuation Date specified in the request, subject to our right to defer a transfer or payment as described in
                  Item 5 of this rider. We are not responsible for the application of amounts transferred to an Alternate Funding Agent.

                  The amount transferred or paid will be deducted from the Government Securities Separate Investment Account and will be an application from such account as of the date transferred or paid. Each transfer to another Separate Investment Account may occur only on a Valuation Date of such Separate Investment Account.

         5. LIMITATIONS ON TRANSFERS AND PAYMENTS FROM A GOVERNMENT SECURITIES SEPARATE INVESTMENT ACCOUNT. In general, transfers and payments from the Government Securities Separate Investment Account will be made within seven business days after the Valuation Date specified in Item 4. We reserve the right, however, to defer such transfers for a period not to exceed 90 days.

                  These limitations will not apply to payments to the beneficiary of a Member.

                  If we defer transfer or payment under this Item 5, we will determine the amount to be transferred or paid on the date transfer or payment occurs. In such a case, a Members Government Securities Separate Investment Account will continue to participate in the Government Securities Separate Account until the date transfer or payment occurs. We will notify you in the event of any deferment of more than 30 days under the provisions of this Item 5.

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/

                                      PRESIDENT

SEPARATE INVESTMENT RIDER

GROWTH STOCK SEPARATE ACCOUNT

This rider is added to the Group Annuity Contract issued by us of which it is a part. All terms defined in the contract and any of its attached riders have the same meaning where used in this rider.

The purpose of this rider is to allow the contract to participate in our stock account called Growth Stock Separate Account.

The effective date of this rider is the latest of the Contract Date, the date this rider has been approved for use in the state of issue, or the date stated in the amendment adding it to the contract.

Pursuant to Article II, Section 6, the following is added to the contract.

         1. GROWTH STOCK SEPARATE ACCOUNT. Growth Stock Separate Account is a pooled Separate Account for use by our retirement plan customers. It is invested by us primarily in common stocks, derivative instruments such as options and futures, other equity securities, or other convertible securities that may be converted to common stocks. The investments to be considered generally will be from large, established companies whose earnings are expected to grow at above average rates. We may also, at our option, occasionally invest in short term money market instruments, cash or cash equivalents. We will invest and reinvest the assets held in Growth Stock Separate Account in accordance with applicable law, without regard to any investment requirements of our general account assets or any of our other Separate Accounts.

                  The investment management charge under Growth Stock Separate Account is based on the value of its assets. The pro-rata charge for investment management will be deducted from Growth Stock Separate Account on each Valuation Date for the number of calendar days within the Valuation Period ending on such Valuation Date.

                  The annual investment management charge for Growth Stock Separate Account will not at any time exceed 2.00% of the value of its assets. Currently, the annual investment management charge for Growth Stock Separate Account is 0.45% of the value of its assets. We reserve the right to change the amount of charge for investment management up to the 2.00% limit at any time by giving you written notice at least 30 days before the date the change is to take effect.

         2. DETERMINING GROWTH STOCK SEPARATE ACCOUNT VALUE; UNIT VALUES. The value of Growth Stock Separate Account is its market value. If there is no readily ascertainable market value, its value is the fair value of the assets held in such Separate Account, as determined by us using generally accepted accounting practices and applicable law. We will determine the value of Growth Stock Separate Account on each Valuation Date.

                  The value of Growth Stock Separate Account will be expressed in units. A Unit Value is the dollar value of one unit held in Growth Stock Separate Account. We will determine the Unit Value of Growth Stock Separate Account on each Valuation Date. This Unit Value is equal to the market value of Growth Stock Separate Account divided by the total number of Growth Stock Separate Account Units on such date.

                  The initial Unit Value of one unit of Growth Stock Separate Account was $10.00. The Unit Value for Contributions or transfers added to Growth Stock Separate Account after its date of inception will be the Unit Value of Growth Stock Separate Account on the Valuation Date the Contribution or transfer is accepted by us at our home office. If a Contribution or transfer is received on any date other than a Valuation Date, the Unit Value for such Contribution or transfer will be determined on the next following Valuation Date. On any Valuation Date occurring after its date of inception, the Unit Value of Growth Stock Separate Account will be equal to the market value of Growth Stock Separate Account on such date divided by the number of Growth Stock Separate Account Units before any adjustments for Contributions or transfers to and applications from Growth Stock Separate Account on such date.

         3. GROWTH STOCK SEPARATE INVESTMENT ACCOUNT. A Growth Stock Separate Investment Account is established for each Member for each type of Contribution he directs to Growth Stock Separate Account. The value of a Growth Stock Separate Investment Account is its proportionate share of the value of Growth Stock Separate Account. This value will be determined on each Valuation Date by multiplying (a) by (b):

                  a) The number of Growth Stock Separate Account Units in the Growth Stock Separate Investment Account as of the Valuation Date.

                  b) The Growth Stock Separate Account Unit Value as of the Valuation Date, as determined in Item 2 of this rider.

                  Contributions or transfers to a Growth Stock Separate Investment Account increase the number of Growth Stock Separate Account Units credited to it; applications from the account reduce the number of units. This increase or decrease is determined by dividing the amount to be credited to or applied from the account by the Growth Stock Separate Account Unit Value on the Valuation Date on which a Contribution or transfer was credited or an application was made.

         4. TRANSFERS FROM A GROWTH STOCK SEPARATE INVESTMENT ACCOUNT. We will, upon receipt of Notification from you and/or a Member, as the Plan permits,

                  a) transfer to his General Investment Account all or any portion of his Growth Stock Separate Investment Account, or

                  b) transfer to an Alternate Funding Agent all or any portion of his Growth Stock Separate Investment Account, or

                  c) pay the Member an amount equal to all or any portion of his Growth Stock Separate Investment Account.

                  The amount to be paid or transferred will be determined and paid or transferred within seven business days after (i) the Valuation Date on which we receive the Notification or (ii) a later Valuation Date specified in the request, subject to our right to defer a transfer or payment as described in Item 5 of this rider. We are not responsible for the application of amounts transferred to an Alternate Funding Agent.

                  The amount transferred or paid will be deducted from the Growth Stock Separate Investment Account and will be an application from such account as of the date transferred or paid. Each transfer to another Separate Investment Account may occur only on a Valuation Date of such Separate Investment Account.

         5. LIMITATIONS ON TRANSFERS AND PAYMENTS FROM A GROWTH STOCK SEPARATE INVESTMENT ACCOUNT. In general, transfers and payments from the Growth Stock Separate Investment Account will be made within seven business days after the Valuation Date specified in Item 4. We reserve the right, however, to defer such transfers for a period not to exceed 270 days.

                  However, if in the 36-month period which ends on the requested date of transfer, all transfers and payments from the total of all Growth Stock Separate Investment Accounts total $20,000,000 or more, then we reserve the right to make the portion of the requested transfer or payment in excess of $20,000,000 in substantially equal installments over a period not to exceed 36 months. For purposes of this limitation, transfers and payments from any separate investment accounts or funds under other contracts included in Growth Stock Separate Account in connection with the Plan or with any other retirement plan of the Employer will be included as a transfer or payment from a Growth Stock Separate Investment Account. If this limitation is imposed by us, the first installment will be made one month after the date of request, or on such later date specified by you.

                  These limitations will not apply to payments to the beneficiary of a Member.

                  If we defer transfer or payment under this Item 5, we will determine the amount to be transferred or paid on the date transfer or payment occurs. In such a case, a Member's Growth Stock Separate Investment Account will continue to participate in the Growth Stock Separate Account until the date transfer or payment occurs. We will notify you in the event of any deferment of more than 30 days under the provisions of this
                  Item 5.

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/

                                      PRESIDENT

SEPARATE INVESTMENT RIDER

SMALL COMPANY STOCK SEPARATE ACCOUNT

This rider is added to the Group Annuity Contract issued by us of which it is a part. All terms defined in the contract and any of its attached riders have the same meaning where used in this rider.

The purpose of this rider is to allow the contract to participate in our stock account called Small Company Stock Separate Account.

The effective date of this rider is the latest of the Contract Date, the date this rider has been approved for use in the state of issue, or the date stated in the amendment adding it to the contract.

Pursuant to Article II, Section 6, the following is added to the contract.

         1. SMALL COMPANY STOCK SEPARATE ACCOUNT. Small Company Stock Separate Account is a pooled Separate Account for use by our retirement plan customers. It is invested by us primarily in common stocks, derivative instruments such as options and futures, other equity securities, or other convertible securities that may be converted to common stocks. The investments to be considered generally will be from U.S. companies that are smaller than the 500 largest U.S. companies and whose earnings are expected to grow at above average rates. We may also, at our option, occasionally invest in short term money market instruments, cash or cash equivalents. We will invest and reinvest the assets held in Small Company Stock Separate Account in accordance with applicable law, without regard to any investment requirements of our general account assets or any of our other Separate Accounts.

                  The investment management charge under Small Company Stock Separate Account is based on the value of its assets. The pro-rata charge for investment management will be deducted from Small Company Stock Separate Account on each Valuation Date for the number of calendar days within the Valuation Period ending on such Valuation Date.

                  The annual investment management charge for Small Company Stock Separate Account will not at any time exceed 2.00% of the value of its assets. Currently, the annual investment management charge for Small Company Stock Separate Account is 0.45% of the value of its assets. We reserve the right to change the amount of charge for investment management up to the 2.00% limit at any time by giving you written notice at least 30 days before the date the change is to take effect.

         2. DETERMINING SMALL COMPANY STOCK SEPARATE ACCOUNT VALUE; UNIT VALUES. The value of Small Company Stock Separate Account is its market value. If there is no readily ascertainable market value, its value is the fair value of the assets held in such Separate Account, as determined by us using generally accepted accounting practices and applicable law. We will determine the value of Small Company Stock Separate Account on each Valuation Date.

                  The value of Small Company Stock Separate Account will be expressed in units. A Unit Value is the dollar value of one unit held in Small Company Stock Separate Account. We will determine the Unit Value of Small Company Stock Separate Account on each Valuation Date. This Unit Value is equal to the market value of Small Company Stock

                  Separate Account divided by the total number of Small Company Stock Separate Account Units on such date.

                  The initial Unit Value of one unit of Small Company Stock Separate Account was $10.00. The Unit Value for Contributions or transfers added to Small Company Stock Separate Account after its date of inception will be the Unit Value of Small Company Stock Separate Account on the Valuation Date the Contribution or transfer is accepted by us at our home office. If a Contribution or transfer is received on any date other than a Valuation Date, the Unit Value for such Contribution or transfer will be determined on the next following Valuation Date. On any Valuation Date occurring after its date of inception, the Unit Value of Small Company Stock Separate Account will be equal to the market value of Small Company Stock Separate Account on such date divided by the number of Small Company Stock Separate Account Units before any adjustments for Contributions or transfers to and applications from Small Company Stock Separate Account on such date.

         3. SMALL COMPANY STOCK SEPARATE INVESTMENT ACCOUNT. A Small Company Stock Separate Investment Account is established for each Member for each type of Contribution he directs to Small Company Stock Separate Account. The value of a Small Company Stock Separate Investment Account is its proportionate share of the value of Small Company Stock Separate Account. This value will be determined on each Valuation Date by multiplying
                  (a) by (b):

                  a) The number of Small Company Stock Separate Account Units in the Small Company Stock Separate Investment Account as of the Valuation Date.

                  b) The Small Company Stock Separate Account Unit Value as of the Valuation Date, as determined in Item 2 of this rider.

                  Contributions or transfers to a Small Company Stock Separate Investment Account increase the number of Small Company Stock Separate Account Units credited to it; applications from the account reduce the number of units. This increase or decrease is determined by dividing the amount to be credited to or applied from the account by the Small Company Stock Separate Account Unit Value on the Valuation Date on which a Contribution or transfer was credited or an application was made.

         4. TRANSFERS FROM A SMALL COMPANY STOCK SEPARATE INVESTMENT ACCOUNT. We will, upon receipt of Notification from you and/or a Member, as the Plan permits,

                  a) transfer to his General Investment Account all or any portion of the Small Company Stock Separate Investment Account, or

                  b) transfer to an Alternate Funding Agent all or any portion of his Small Company Stock Separate Investment Account, or

                  c) pay the Member an amount equal to all or any portion of his Small Company Stock Separate Investment Account.

                  The amount to be paid or transferred will be determined and paid or transferred within seven business days after (i) the Valuation Date on which we receive the Notification or

                  (ii) a later Valuation Date specified in the request, subject to our right to defer a transfer or payment as described in
                  Item 5 of this rider. We are not responsible for the application of amounts transferred to an Alternate Funding Agent.

                  The amount transferred or paid will be deducted from the Small Company Stock Separate Investment Account and will be an application from such account as of the date transferred or paid. Each transfer to another Separate Investment Account may occur only on a Valuation Date of such Separate Investment Account.

         5. LIMITATIONS ON TRANSFERS AND PAYMENTS FROM A SMALL COMPANY STOCK SEPARATE INVESTMENT ACCOUNT. In general, transfers and payments from the Small Company Stock Separate Investment Account will be made within seven business days after the Valuation Date specified in Item 4. We reserve the right, however, to defer such transfers or payments for a period not to exceed 270 days.

                  However, if in the 36-month period which ends on the requested date of transfer, all transfers and payments from the total of all Small Company Stock Separate Investment Accounts total $20,000,000 or more, then we reserve the right to make the portion of the requested transfer or payment in excess of $20,000,000 in substantially equal installments over a period not to exceed 36 months. For purposes of this limitation, transfers and payments from any separate investment accounts or funds under other contracts included in Small Company Stock Separate Account in connection with the Plan or with any other retirement plan of the Employer will be included as a transfer or payment from a Small Company Stock Separate Investment Account. If this limitation is imposed by us, the first installment will be made one month after the date of request, or on such later date specified by you.

                  These limitations will not apply to payments to the beneficiary of a Member.

                  If we defer transfer or payment under this Item 5, we will determine the amount to be transferred or paid on the date transfer or payment occurs. In such a case, a Member's all Small Company Stock Separate Investment Account will continue to participate in the Small Company Stock Separate Account until the date transfer or payment occurs. We will notify you in the event of any deferment of more than 30 days under the provisions of this Item 5.

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/

                                      PRESIDENT

SEPARATE INVESTMENT RIDER

VALUE STOCK SEPARATE ACCOUNT

This rider is added to the Group Annuity Contract issued by us of which it is a part. All terms defined in the contract and any of its attached riders have the same meaning where used in this rider.

The purpose of this rider is to allow the contract to participate in our stock account called Value Stock Separate Account.

The effective date of this rider is the latest of the Contract Date, the date this rider has been approved for use in the state of issue, or the date stated in the amendment adding it to the contract.

Pursuant to Article II, Section 6, the following is added to the contract:

         1. VALUE STOCK SEPARATE ACCOUNT. Value Stock Separate Account is a pooled Separate Account for use by our retirement plan customers. It is invested by us primarily in common stocks. derivative instruments such as options and futures, other equity securities, or other convertible securities that may be converted to common stocks, which we view as undervalued by the market. The investments to be considered generally will be from financially stable companies and will have below-average price/earnings ratios with above-average dividend yields. We may also, at our option, occasionally invest in short term money market instruments, cash or cash equivalents. If, in our opinion, the market as a whole is overvalued, we may hold assets of this account in fixed income securities instead of stocks. We will invest and reinvest the assets held in Value Stock Separate Account in accordance with applicable law, without regard to any investment requirements of our general account assets or any of our other Separate Accounts.

                  The investment management charge under Value Stock Separate Account is based on the value of its assets. The pro-rata charge for investment management will be deducted from Value Stock Separate Account on each Valuation Date for the number of calendar days within the Valuation Period ending on such Valuation Date.

                  The annual investment management charge for Value Stock Separate Account will hot at any time exceed 2.00% of the value of its assets. Currently, the annual investment management charge for Value Stock Separate Account is 0.45% of the value of its assets. We reserve the right to change the amount of charge for investment management up to the 2.00% limit at any time by giving you written notice at least 30 days before the date the change is to take effect.

         2. DETERMINING VALUE STOCK SEPARATE ACCOUNT VALUE; UNIT VALUES. The value of Value Stock Separate Account is its market value. If there is no readily ascertainable market value, its value is the fair value of the assets held in such Separate Account, as determined by us using generally accepted accounting practices and applicable law. We will determine the value of Value Stock Separate Account on each Valuation Date.

                  The value of Value Stock Separate Account will be expressed in units. A Unit Value is the dollar value of one unit held in Value Stock Separate Account. We will determine the Unit Value of Value Stock Separate Account on each Valuation Date. This Unit Value is equal to the market value of Value Stock Separate Account divided by the total number of Value Stock Separate Account Units on such date.

                  The initial Unit Value of one unit of Value Stock Separate Account was $10.00. The Unit Value for Contributions or transfers added to Value Stock Separate Account after its date of inception will be the Unit Value of Value Stock Separate Account on the Valuation Date the Contribution or transfer is accepted by us at our home office. If a Contribution or transfer is received on any date other than a Valuation Date, the Unit Value for such Contribution or transfer will be determined on the next following Valuation Date. On any Valuation Date occurring after its date of inception, the Unit Value of Value Stock Separate Account will be equal to the market value of Value Stock Separate Account on such date divided by the number of Value Stock Separate Account Units before any adjustments for Contributions or transfers to and applications from Value Stock Separate Account on such date.

         3. VALUE STOCK SEPARATE INVESTMENT ACCOUNT. A Value Stock Separate Investment Account is established for each Member for each type of Contribution he directs to Value Stock Separate Account. The value of a Value Stock Separate Investment Account is its proportionate share of the value of Value Stock Separate Account. This value will be determined on each Valuation Date by multiplying (a) by (b):

                  a) The number of Value Stock Separate Account Units in the Value Stock Separate Investment Account as of the Valuation Date.

                  b) The Value Stock Separate Account Unit Value as of the Valuation Date, as determined in Item 2 of this rider.

                  Contributions or transfers to a Value Stock Separate Investment Account increase the number of Value Stock Separate Account Units credited to it; applications from the account reduce the number of units. This increase or decrease is determined by dividing the amount to be credited to or applied from the account by the Value Stock Separate Account Unit Value on the Valuation Date on which a Contribution or transfer was credited or an application was made.

         4. TRANSFERS FROM A VALUE STOCK SEPARATE INVESTMENT ACCOUNT. We will, upon receipt of Notification from you and/or a Member, as the Plan permits,

                  a) transfer to his General Investment Account all or any portion of his Value Stock Separate Investment Account, or

                  b) transfer to an Alternate Funding Agent all or any portion of his Value Stock Separate Investment Account, or

                  c) pay the Member an amount equal to all or any portion of his Value Stock Separate Investment Account.

                  The amount to be paid or transferred will be determined and paid or transferred within seven business days after (i) the Valuation Date on which we receive the Notification or (ii) a later Valuation Date specified in the request, subject to our right to defer a transfer or payment as described in Item 5 of this rider. We are not responsible for the application of amounts transferred to an Alternate Funding Agent.

                  The amount transferred or paid will be deducted from the Value Stock Separate Investment Account and will be an application from such account as of the date transferred or paid. Each transfer to another Separate Investment Account may occur only on a Valuation Date of such Separate Investment Account.

         5. LIMITATIONS ON TRANSFERS AND PAYMENTS FROM A VALUE STOCK SEPARATE INVESTMENT ACCOUNT. In general, transfers and payments from the Value Stock Separate Investment Account will be made within seven business days after the Valuation Date specified in Item 4. We reserve the right, however, to defer such transfers or payments for a period not to exceed 270 days.

                  However, if in the 36-month period which ends on the requested date of transfer, all transfers and payments from the total of all Value Stock Separate Investment Accounts total $20,000,000 or more, then we reserve the right to make the portion of the requested transfer or payment in excess of $20,000,000 in substantially equal installments over a period not to exceed 36 months. For purposes of this limitation, transfers and payments from any separate investment accounts or funds under other contracts included in Value Stock Separate Account in connection with the Plan or with any other retirement plan of the Employer will be included as a transfer or payment from a Value Stock Separate Investment Account. If this limitation is imposed by us, the first installment will be made one month after the date of request, or on such later date specified by you.

                  These limitations will not apply to payments to the beneficiary of a Member.

                  If we defer transfer or payment under this Item 5, we will determine the amount to be transferred or paid on the date transfer or payment occurs. In such a case, a Member's all Value Stock Separate Investment Account will continue to participate in the Value Stock Separate Account until the date transfer or payment occurs. We will notify you in the event of any deferment of more than 30 days under the provisions of this Item 5.

                                      PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                      /s/

                                      PRESIDENT


                                      -3-